--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Smith Barney
Convertible
Fund
--------------------------------
January 31, 1997

logo  Smith Barney Mutual Funds
      Investing for your future.
      Every day.

-----------------------------
Smith Barney Convertible Fund
-----------------------------

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Convertible Fund for the period ended January 31, 1997. In this report, we summarize the period's prevailing economic and market conditions, and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the semi-annual report.

Fund Performance Update

For the six-month period ended January 31, 1997, the Smith Barney Convertible Fund had a total return of 11.62% for Class A shares compared with the Lipper Analytical Services, Inc. peer group average of 14.19% for the same period. Convertible securities have both equity and fixed income characteristics. The equity portion of convertible securities particularly benefited from the dramatic rise in stock prices during this period. We are pleased with the performance of the Fund during this period given the conservative risk-reward profile of the Fund relative to other convertible funds.

Economic and Market Overview

Since our last report, the U.S. economy has continued to grow at a sustained moderate pace. The economic expansion that began in 1990 is now close to seven years long, one of the longest periods of growth since the Second World War. Throughout this expansion, inflation has been low as a result of heightened global competition and stable labor costs. In fact, according to recently released CPI (Consumer Price Index) figures, the present inflation environment remains favorable.

Market observers have attributed the success of the financial markets over the past six months to the combination of moderate economic growth, low inflation and strong corporate profitability. Long-term interest rates as measured by the 30-year U.S. Treasury bond declined from 6.97% to 6.79% while short-term rates remained unchanged. The strength in the economy coupled with corporate restructuring and cost cutting helped to keep corporate earnings growing above analysts' expectations during the past two quarters. The stock market responded positively to the continued improvement in corporate profitability. For example, the S&P 500 Index, a widely reported stock market average, increased nearly 24% for the six-month period ended January 31, 1997.

The strength in the stock market the past six months directly benefited the convertible securities market. Convertible securities are unique investments with both common stock and bond attributes. A convertible bond can be exchanged into a pre-established number of common shares of an issuing company. Therefore a rise in the price of the common shares of an issuing company increases the value of the company's existing convertible security. The equity component of convertibles dominated the overall performance of the convertibles market the past six months, because interest rates were relatively stable and had little impact on the fixed income component of convertibles.

Fund's Investment Strategy

The Smith Barney Convertible Fund remains broadly diversified, consisting primarily of convertible bonds and convertible preferred stocks. Unlike other convertible funds, the Smith Barney Convertible Fund rarely holds common stock, rarely purchases illiquid private placements and avoids purchasing unrated securities. We believe the conservative risk-reward profile of the Fund benefits investors over the long term by keeping portfolio volatility low. Since convertible bonds have the characteristics of both stocks and bonds, they have experienced significantly less volatility than the overall stock market.

As of January 31, 1997 , the Fund continues to maintain a high credit quality orientation. Over 50% of the Fund's investments are rated investment grade (BBB/Baa or higher) by Standard & Poor's Rating Service or Moody's Investors Service Inc., two leading bond credit rating organizations. Investment grade companies generally have strong balance sheets and solid earnings records. The remaining portion of the Fund's invested assets are rated below investment grade. However, we believe these issues have the potential for credit upgrades sometime in the near future due to improving fundamentals.

During the period covered by this report, the Fund participated in several new convertible issues. The Fund established positions in Home Depot, a large home improvement retailer; Saks Holding Inc., a top line fashion retailer; and Diamond Offshore Drilling, a contract driller of offshore oil and gas wells.

Convertible issuance was strong throughout most of 1996 with approximately $24 billion in new issues. However, $34 billion of redeemed convertibles offset the new issue supply. The Fund's positions in Medusa Corporation and Great Western Financial were among those redeemed. Given the strong equity market and low interest rate environment, we believe the new issue market will continue to provide investment opportunities in 1997.

We continue to favor the financial services sector. The Equitable Companies, a holding company for a group of insurance and financial services businesses;

Chubb, a large property and casualty insurer; and St. Paul Companies, a leading diversified financial services company are all top holdings in the Fund. These companies have shown solid earnings growth over the past year. Technology is another sector well represented in the Fund's portfolio. We believe that technology has tremendous long-term capital appreciation potential. The Fund has a sizable position in National Semiconductor, a designer and manufacturer of semiconductors for the audio, video, communications, and computer markets. During the past six months, we added to existing positions in WMX Technology, a leading waste management services company, and Alaska Air Group, a regional airline. We sold our positions in Danka Business Systems, Prime Hospitality Corp., HFS, and EMC.

Market Outlook

We expect the U.S. economy will continue to grow at a moderate pace over the next twelve months with Gross Domestic Product (GDP) growth in the 2-3% range and relatively low inflation. The Federal Reserve Board ("Fed") has not adjusted monetary policy for over a year. If the present environment continues, the Fed should keep short-term interest rates steady for most of the year. The past two years have been an extraordinary period for the financial markets, especially the stock market. Although, the fundamentals remain strong, the stock market returns of the past two years will be difficult to match in 1997. Nevertheless, we remain optimistic on the U.S. stock market's prospects for 1997. Given our positive outlook for the financial markets, we believe the Smith Barney Convertible Fund should continue to provide investors with competitive risk-adjusted returns.

In closing, we thank you for your investment in the Smith Barney Convertible Fund. We look forward to helping you achieve your financial goals.


Sincerely,


/s/ Heath B. McLendon                        /s/ Robert E. Swab

Heath B. McLendon                            Robert E. Swab
Chairman and                                 Vice President and
Investment Officer                           Investment Officer


February 14, 1997

----------------------------------------
Historical Performance -- Class A Shares
----------------------------------------

                         Net Asset Value
                    ------------------------
                    Beginning         End       Income    Capital Gain       Return        Total
Period Ended        of Period      of Period   Dividends  Distributions    of Capital    Returns(1)
===================================================================================================
1/31/97             $  15.66      $  16.73     $0.37       $0.36            $0.00         11.62%+
---------------------------------------------------------------------------------------------------
7/31/96                15.27         15.66      0.73        0.00             0.00          7.41
---------------------------------------------------------------------------------------------------
7/31/95                14.56         15.27      0.73        0.00             0.00         10.35
---------------------------------------------------------------------------------------------------
7/31/94                14.99         14.56      0.73        0.00             0.00          1.99
---------------------------------------------------------------------------------------------------
Inception* - 7/31/93   13.82         14.99      0.51        0.03             0.00         12.63+
===================================================================================================
Total                                          $3.07       $0.39            $0.00
===================================================================================================

----------------------------------------
Historical Performance -- Class B Shares
----------------------------------------

                         Net Asset Value
                    ------------------------
                    Beginning         End       Income    Capital Gain       Return        Total
Period Ended        of Period      of Period   Dividends  Distributions    of Capital    Returns(1)
===================================================================================================
1/31/97             $  15.66      $  16.73     $0.33       $0.36            $0.00         11.37%+
---------------------------------------------------------------------------------------------------
7/31/96                15.27         15.66      0.66        0.00             0.00          6.91
---------------------------------------------------------------------------------------------------
7/31/95                14.56         15.27      0.66        0.00             0.00          9.80
---------------------------------------------------------------------------------------------------
7/31/94                14.99         14.56      0.66        0.00             0.00          1.50
---------------------------------------------------------------------------------------------------
7/31/93                13.84         14.99      0.62        0.04             0.00         13.40
---------------------------------------------------------------------------------------------------
7/31/92                12.51         13.84      0.64        0.00             0.02         16.25
---------------------------------------------------------------------------------------------------
7/31/91                12.21         12.51      0.68        0.00             0.03          8.86
---------------------------------------------------------------------------------------------------
7/31/90                13.80         12.21      0.83        0.11             0.04         (4.53)
---------------------------------------------------------------------------------------------------
7/31/89                13.04         13.80      0.86        0.01             0.00         13.09
---------------------------------------------------------------------------------------------------
7/31/88                13.93         13.04      0.85        0.27             0.00          2.22
---------------------------------------------------------------------------------------------------
Inception* - 7/31/87   13.00         13.93      0.62        0.03             0.00         12.34+
===================================================================================================
Total                                          $7.41       $0.82            $0.09
===================================================================================================

----------------------------------------
Historical Performance -- Class C Shares
----------------------------------------

                         Net Asset Value
                    ------------------------
                    Beginning         End       Income    Capital Gain       Return        Total
Period Ended        of Period      of Period   Dividends  Distributions    of Capital    Returns(1)
===================================================================================================
1/31/97             $  15.64      $  16.69     $0.33       $0.36            $0.00         11.27%+
---------------------------------------------------------------------------------------------------
7/31/96                15.27         15.64      0.67        0.00             0.00          6.82
---------------------------------------------------------------------------------------------------
Inception*- 7/31/95    14.09         15.27      0.49        0.00             0.00         12.17+
===================================================================================================
Total                                          $1.49       $0.36            $0.00
===================================================================================================

----------------------------------------
Historical Performance -- Class Y Shares
----------------------------------------

                         Net Asset Value
                    ------------------------
                    Beginning         End       Income    Capital Gain       Return        Total
Period Ended        of Period      of Period   Dividends  Distributions    of Capital    Returns(1)
===================================================================================================
1/31/97             $  15.68      $  16.77     $0.39       $0.36            $0.00         11.87%+
---------------------------------------------------------------------------------------------------
Inception*- 7/31/96    16.15         15.68      0.39        0.00             0.00         (0.56)+
===================================================================================================
Total                                          $0.78       $0.36            $0.00
===================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

---------------------------
Average Annual Total Return
---------------------------

                                             Without Sales Charge(1)
                                  ------------------------------------------
                                  Class A     Class B    Class C     Class Y
================================================================================
Six Months Ended 1/31/97+          11.62%     11.37%      11.27%      11.87%
--------------------------------------------------------------------------------
Year Ended 1/31/97                 11.62      11.11       10.97         N/A
--------------------------------------------------------------------------------
Five Years Ended 1/31/97             N/A       9.91         N/A         N/A
--------------------------------------------------------------------------------
Ten Years Ended 1/31/97              N/A       8.40         N/A         N/A
--------------------------------------------------------------------------------
Inception* through 1/31/97         10.40       8.60       13.73       11.25+
================================================================================

                                              With Sales Charge(2)
                                    ---------------------------------------
                                  Class A     Class B    Class C     Class Y
================================================================================
Six Months Ended 1/31/97+           6.07%      6.37%      10.27%      11.87%
--------------------------------------------------------------------------------
Year Ended 1/31/97                  6.06       6.11        9.97         N/A
--------------------------------------------------------------------------------
Five Years Ended 1/31/97             N/A       9.77         N/A         N/A
--------------------------------------------------------------------------------
Ten Years Ended 1/31/97              N/A       8.40         N/A         N/A
--------------------------------------------------------------------------------
Inception* through 1/31/97          9.06       8.60       13.73       11.25+
================================================================================

-----------------------
Cumulative Total Return
-----------------------
                                             Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/97)                    51.97%
--------------------------------------------------------------------------------

Class B (1/31/87 through 1/31/97)                      123.96
--------------------------------------------------------------------------------

Class C (Inception* through 1/31/97)                    33.33
--------------------------------------------------------------------------------

Class Y (Inception* through 1/31/97)                    11.25+
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSCis incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, C and Y shares are November 6, 1992, September 9, 1986, November 7, 1994 and February 7, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

----------------------------------
Historical Performance (unaudited)
----------------------------------

               Growth of $10,000 Invested in Class B Shares of the
        Smith Barney Convertible Fund vs. Standard & Poor's 500 Index and
             Lipper Convertible Securities Fund Peer Group Average+
--------------------------------------------------------------------------------
                          January 1987 -- January 1997

   [The following table was depicted as a line chart in the printed material]

                                                             1/87         1/97
                                                           -------       -------
Smith Barney Convertible Fund                              $10,000       $22,396
Lipper Convertible Securities Fund Pear Group Average      $10,000       $25,858
Standard & Poor's 500 Index                                $10,000       $38,841

+ Hypothetical illustration of $10,000 invested in Class B shares on January
  1987, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1997. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Convertible Securities Fund Peer Group Average is composed of the Fund's peer group of 42 mutual funds, as of January 31, 1997, investing in convertible securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                January 31, 1997
--------------------------------------------------------------------------------

    [The following table was depicted as a pie chart in the printed material]

Portfolio Breakdown

Other Convertible Preferred Stocks, Bonds and Notes
25.7%

Finance Companies/Consumer Credit
9.5%

Metals/Mining
11.7%

Oil/Natural Gas
8.4%

Restaurants/Food Service
5.8%

Repurchase Agreement
8.2%

Electronics/Computers
4.3%

Transportation (Non-Rail)
5.5%

Retail
5.0%

Healthcare/Drugs/Hospital Supplies
6.3%

Diversified/Conglomerate Manufacturing
5.4%

Environmental Control
4.2%
                                                                Percentage of
                                                              Total Investments
================================================================================
Top Five Equity Holdings
Bethlehem Steel Corp.                                                2.9%
St. Paul Capital LLC                                                 2.4
Cyprus AMAX Minerals Co., Series A                                   2.2
International Paper Co.                                              1.9
Corning Delaware LP                                                  1.9

Top Five Bond Holdings
USXMarathon Group                                                    4.2%
Equitable Cos., Inc.                                                 3.8
Grand Metropolitan PLC                                               3.6
Inco Ltd.                                                            3.3
Airborne Freight Corp.                                               3.2
================================================================================

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             January 31, 1997
--------------------------------------------------------------------------------

      SHARES                       SECURITY                             VALUE
================================================================================
CONVERTIBLE PREFERRED STOCKS -- 31.6%
================================================================================
Bank/Savings and Loans -- 1.6%
      30,000   Union Planters Corp., Series E, Exchange 8.000%       $ 1,530,000
--------------------------------------------------------------------------------
Broadcast Radio & Television -- 0.7%
      30,000   Cable Systems Corp., Series I, Exchange 8.500%            648,750
--------------------------------------------------------------------------------
Building/Construction -- 1.1%
      40,000   Beazer Homes USA, Series A, Exchange 8.000%             1,080,000
--------------------------------------------------------------------------------
Electrical Equipment -- 1.7%
     100,000   Westinghouse Electric Corp., Depository Shares,
                 Series C, Exchange $1.30 +                            1,675,000
--------------------------------------------------------------------------------
Finance Companies/Consumer Credit -- 5.7%
      30,000   American General Corp., Series A, Exchange $3.00        1,638,750
      20,000   H.F. Ahmanson  & Co., Series D, Exchange 6.000%         1,560,000
      40,000   St. Paul Capital LLC, Exchange 6.000%                   2,300,000
--------------------------------------------------------------------------------
                                                                       5,498,750
--------------------------------------------------------------------------------
Metals/Mining -- 8.4%
      30,000   Amax Gold Inc., Series B, Exchange $3.75                1,552,500
               Bethlehem Steel Corp.:
      30,000     Exchange $3.50+                                       1,140,000
      32,000     Exchange $5.00                                        1,700,000
      40,000   Cyprus AMAX Minerals Co., Series A, Exchange $4.00      2,150,000
      40,000   WHX Corp., Series A, Exchange 6.500%                    1,595,000
--------------------------------------------------------------------------------
                                                                       8,137,500
--------------------------------------------------------------------------------
Oil/Natural Gas -- 1.8%
      30,000   Occidental Petroleum Corp., Series 1993,
                 Exchange $3.875+                                      1,807,500
--------------------------------------------------------------------------------
Packaging/Containers -- 1.9%
      30,000   Corning Delaware LP, Exchange 6.000%                    1,837,500
--------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 1.9%
      40,000   International Paper Co., Exchange 5.250%+               1,870,000
--------------------------------------------------------------------------------
Real Estate Development/REITS -- 2.6%
      50,000   Security Capital Corp., Series A, Exchange $1.75        1,593,750
      40,000   Tangier Factory Outlet Centers Inc., Depository Shares,
                 Series A, Exchange $1.802                               905,000
--------------------------------------------------------------------------------
                                                                       2,498,750
--------------------------------------------------------------------------------
Restaurants/Food Service -- 1.1%
      20,000   Wendy's Financing I, Series A, Exchange 5.000%          1,070,000
--------------------------------------------------------------------------------
Retail -- 1.6%
      30,000   KMart Financing, Exchange 7.750%                        1,530,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                  January 31, 1997
--------------------------------------------------------------------------------

      SHARES                       SECURITY                             VALUE
================================================================================
Telecommunications/Equipment -- 1.5%
      20,000   Airtouch Communications, Series C, Exchange 4.250%    $   930,000
      10,000   Loral Space & Communications, Exchange 6.000%+            541,250
--------------------------------------------------------------------------------
                                                                       1,471,250
--------------------------------------------------------------------------------
               TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost-- $29,636,522)                                   30,655,000
================================================================================

     FACE
    AMOUNT                         SECURITY                             VALUE
================================================================================
CONVERTIBLE BONDS AND NOTES -- 60.2%
================================================================================
Automobile Parts -- 1.6%
  $  500,000   Magna International Inc., 5.000% due 10/15/02             579,375
   2,500,000   Deutsche Bank Finance B.V., zero coupon due 2/2/17      1,025,000
--------------------------------------------------------------------------------
                                                                       1,604,375
--------------------------------------------------------------------------------
Communications -- 0.9%
   1,000,000   California Microwave Inc., subordinate notes, 5.250%
                 due 12/15/03                                            852,500
--------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 5.4%
   2,500,000   Cooper Industries Inc., 7.050% due 1/1/15               2,728,125
   2,000,000   GenCorp Inc., subordinate debentures, 8.000% due 8/1/02 2,470,000
--------------------------------------------------------------------------------
                                                                       5,198,125
--------------------------------------------------------------------------------
Drug Distributor/Health Care -- 0.9%
   1,000,000   McKesson Corp., 4.500% due 3/1/04                         876,250
--------------------------------------------------------------------------------
Electronics/Computers -- 4.3%
     500,000   Adaptec Inc., 4.750% due 2/1/04                           543,750
     500,000   Baan Co. N.V., 4.500% due 12/15/01+                       601,250
     500,000   General Instrument Corp., 5.000% due 6/15/00              565,000
     500,000   Integrated Device Technology Corp., 5.500% due 6/1/02     422,500
   2,000,000   Natural Semiconductor Corp., 6.500% due 10/1/02+        2,042,500
--------------------------------------------------------------------------------
                                                                       4,175,000
--------------------------------------------------------------------------------
Environmental Control -- 4.2%
   1,000,000   U.S. Filter Corp., 4.500% due 12/15/01                  1,106,250
   3,000,000   WMX Technologies Inc., 2.000% due 1/24/05               2,966,250
--------------------------------------------------------------------------------
                                                                       4,072,500
--------------------------------------------------------------------------------
Finance Companies/Consumer Credit -- 3.8%
   3,000,000   Equitable Cos., Inc., 6.125% due 12/15/24               3,648,750
--------------------------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 6.3%
     500,000   Alza Corp., 5.000% due 5/1/06                             501,250
   1,000,000   Chiron Corp., 1.900% due 11/17/00                         891,250
   1,000,000   Nabi Inc., 6.500% due 2/1/03                            1,032,500

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                  January 31, 1997
--------------------------------------------------------------------------------

     FACE
    AMOUNT                       SECURITY                               VALUE
================================================================================
Healthcare/Drugs/Hospital Supplies -- 6.3% (continued)
  $1,000,000   Phycor Inc., 4.500% due 2/15/03                        $1,075,000
   2,500,000   Tenet Healthcare Corp., 6.000% due 12/1/05              2,600,000
--------------------------------------------------------------------------------
                                                                       6,100,000
--------------------------------------------------------------------------------
Home Improvements-- 1.0%
   1,000,000   Home Depot Inc., 3.250% due 10/1/01                       981,250
--------------------------------------------------------------------------------
Insurance -- 2.6%
   2,000,000   Chubb Capital Corp., 6.000% due 5/15/98                 2,482,500
--------------------------------------------------------------------------------
Leisure/Amusement/Motion Picture -- 3.0%
   3,000,000   Coleman WorldWide Corp., zero coupon due 5/27/13          903,750
     500,000   Scholastic Corp., 5.000% due 8/15/05                      503,750
   4,000,000   Time Warner Inc., zero coupon due 12/17/12              1,510,000
--------------------------------------------------------------------------------
                                                                       2,917,500
--------------------------------------------------------------------------------
Lodging -- 1.1%
   1,000,000   Hilton Hotels Corp., 5.000% due 5/15/06                 1,073,750
--------------------------------------------------------------------------------
Metals/Mining -- 3.3%
   3,000,000   Inco Ltd., 7.750% due 3/15/16                           3,210,000
--------------------------------------------------------------------------------
Miscellaneous --  1.1%
   1,000,000   Interpublic Group Cos., Inc., 3.750% due 4/1/02+        1,077,500
--------------------------------------------------------------------------------
Office/Business Equipment -- 0.5%
     500,000   Unisys Corp., 8.250% due 8/1/00                           491,250
--------------------------------------------------------------------------------
Oil/Natural Gas -- 6.6%
   1,000,000   Diamond Offshore Drilling, 3.750% due 2/15/07           1,050,000
   1,000,000   Nabors Industries, Inc., 5.000% due 5/15/06             1,253,750
   4,000,000   USX Marathon Group, subordinate debentures, 7.000%
                 due 6/15/17                                           4,060,000
--------------------------------------------------------------------------------
                                                                       6,363,750
--------------------------------------------------------------------------------
Restaurants/Food Service -- 4.7%
               Boston Chicken:
     500,000   4.500% due 2/1/04                                         615,000
   1,500,000   Zero coupon due 6/1/15                                    465,000
   3,000,000   Grand Metropolitan PLC, 6.500% due 1/31/00+             3,476,250
--------------------------------------------------------------------------------
                                                                       4,556,250
--------------------------------------------------------------------------------
Retail -- 3.4%
     500,000   Saks Holdings, 5.500% due 9/15/06                         471,875
   1,000,000   The Men's Wearhouse Inc., 5.250% due 3/1/03             1,022,500
     500,000   The Sports Authority Inc., 5.250% due 9/15/01             441,875
   1,250,000   Waban Inc., 6.500% due 7/1/02                           1,393,750
--------------------------------------------------------------------------------
                                                                       3,330,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                  January 31, 1997
--------------------------------------------------------------------------------

     FACE
    AMOUNT                       SECURITY                               VALUE
================================================================================
Transportation (Non-Rail) -- 5.5%
  $3,000,000   Airborne Freight Corp., 6.750% due 8/15/01           $  3,082,500
   2,000,000   Alaska Air Group, 6.500% due 6/15/05                    2,277,500
--------------------------------------------------------------------------------
                                                                       5,360,000
--------------------------------------------------------------------------------
               TOTAL CONVERTIBLE BONDS AND NOTES
               (Cost--$55,605,015)                                    58,371,250
================================================================================
REPURCHASE AGREEMENT -- 8.2%
   7,927,000   Chase Manhattan Bank, 5.500% due 2/3/97; Proceeds
               at maturity -- $7,930,633; (Fully collateralized by
               U.S. Treasury Notes,  6.375% due 3/31/01;
               Market value--$8,085,586) (Cost--$7,927,000)            7,927,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost--$93,168,537*)                                  $96,953,250
================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                 January 31, 1997
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost--$93,168,537)                      $ 96,953,250
    Cash                                                                134,945
    Receivable for Fund shares sold                                     114,402
    Receivable for securities sold                                    2,320,083
    Dividends and interest receivable                                   935.186
--------------------------------------------------------------------------------
    Total Assets                                                    100,457,866
--------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                                  3,526,625
    Dividends payable                                                   345,110
    Payable for Fund shares purchased                                    44,196
    Investment advisory fees payable                                     41,609
    Administration fees payable                                          16,643
    Distribution fees payable                                             8,399
    Accrued expenses                                                    223,887
--------------------------------------------------------------------------------
    Total Liabilities                                                 3,206,469
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 97,251,397
================================================================================
NET ASSETS:
    Par value of shares of beneficial interest                     $      5,811
    Capital paid in excess of par value                              91,972,334
    Undistributed net investment income                                 120,385
    Accumulated net realized gain from security transactions          1,368,154
    Net unrealized appreciation of investments                        3,784,713
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 97,251,397
================================================================================
Shares Outstanding:
    Class A                                                           2,085,610
    ----------------------------------------------------------------------------
    Class B                                                           2,526,817
    ----------------------------------------------------------------------------
    Class C                                                              55,793
    ----------------------------------------------------------------------------
    Class Y                                                           1,142,434
    ----------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                                       $16.73
    ----------------------------------------------------------------------------
    Class B*                                                             $16.73
    ----------------------------------------------------------------------------
    Class C**                                                            $16.69
    ----------------------------------------------------------------------------
    Class Y (and redemption price)                                       $16.77
    ----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
    (net asset value plus 5.26% of net asset value per share)            $17.61
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations  (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended January 31, 1997

INVESTMENT INCOME:
    Dividends                                                       $ 1,831,816
    Interest                                                          1,001,995
--------------------------------------------------------------------------------
    Total Investment Income                                           2,833,811
--------------------------------------------------------------------------------
EXPENSES:
    Investment advisory fees (Note 2)                                   237,685
    Distribution fees (Note 2)                                          211,731
    Administration fees (Note 2)                                         95,074
    Shareholder and system servicing fees                                57,401
    Registration fees                                                    30,393
    Shareholder communications                                           26,246
    Audit and legal                                                      16,527
    Trustees' fees                                                       11,373
    Pricing                                                               2,700
    Custody                                                               2,601
    Other                                                                 5,839
--------------------------------------------------------------------------------
    Total Expenses                                                      697,570
--------------------------------------------------------------------------------
Net Investment Income                                                 2,136,241
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
    Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                            20,252,753
      Cost of securities sold                                        16,692,732
--------------------------------------------------------------------------------
    Net Realized Gain                                                 3,560,021
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation)
     of Investments:
      Beginning of year                                                (757,866)
      End of year                                                     3,784,713
--------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                           4,542,579
--------------------------------------------------------------------------------
Net Gain on Investments                                               8,102,600
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $10,238,841
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended January 31, 1997 (unaudited)
For the Year Ended July 31, 1996
                                                        1997            1996
================================================================================
OPERATIONS:
  Net investment income                             $ 2,136,241     $ 3,060,8221
  Net realized gain                                   3,560,021       4,983,498
  Increase (decrease) in net unrealized
    appreciation                                      4,542,579      (3,181,315)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             10,238,841       5,483,004
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (2,044,898)     (3,651,779)
  Net realized gains                                 (2,061,461)             --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                    (4,106,359)     (3,651,779)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                   12,346,240      21,711,359
  Net asset value of shares issued for
    reinvestment of dividends                         2,539,070       2,647,871
  Cost of shares reacquired                         (10,904,385)    (19,897,156)
--------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share
    Transactions                                      3,980,925       4,462,074
--------------------------------------------------------------------------------
Increase in Net Assets                               10,113,407       6,293,299
NET ASSETS:
  Beginning of period                                87,137,990      80,844,691
--------------------------------------------------------------------------------
  End of period*                                    $97,251,397     $87,137,990
================================================================================
* Includes undistributed net investment
    income of:                                         $120,385         $20,042
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Convertible Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports. The Smith Barney Premium Total Return Fund changed its fiscal year end to December 31 and, therefore, the semi-annual report will be prepared as of June 30, 1997.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
        AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.50%

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the six months ended January 31, 1997, SB received sales charges of approximately $4,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the six months ended January 31, 1997, CDSCs paid to SB for Class B shares were approximately $24,000.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively.
For the six months ended January 31, 1997, total Distribution Plan fees incurred were:

                                         Class A        Class B        Class C
================================================================================
Distribution Plan Fees                   $44,710       $164,140        $2,881
================================================================================
     All officers and one Trustee of the Trust are employees of SB.

     3. INVESTMENTS

     During the six months ended January 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $23,253,175
--------------------------------------------------------------------------------
Sales                                                                 20,252,753
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     At January 31, 1997, aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                       $6,015,171)*
Gross unrealized depreciation                                       (2,230,458)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $3,784,713)*
================================================================================
* Substantially the same for Federal income tax purposes.

     4. CAPITAL LOSS CARRYFORWARD

     At July 31, 1996, the Fund had, for Federal income tax purposes, approximately $130,000 of unused capital loss carryforwards available to offset future capital gains expiring July 31, 1999. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     5. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of January 31, 1997, the Fund had no open purchased put or call options contracts.

     When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended January 31, 1997, the Fund did not write any options.

     7. SHARES OF BENEFICIAL INTEREST

     At January 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At January 31, 1997, total paid-in capital amounted to the following for each class:

                           Class A       Class B        Class C        Class Y
================================================================================
Total Paid-in Capital    $30,079,680   $42,441,802     $879,702      $18,576,961
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                   Six Months Ended            Year Ended
                                   January 31, 1997          July 31, 1996*
                                 -------------------      -------------------
                                 Shares      Amount       Shares      Amount
================================================================================
Class A
Shares sold                      57,711   $   942,002    343,603   $  5,423,126
Shares issued on reinvestment    71,326     1,171,935     83,599      1,324,932
Shares redeemed                (271,323)   (4,458,535)  (506,755)    (7,997,467)
--------------------------------------------------------------------------------
Net Decrease                   (142,286)  $(2,344,598)   (79,553)  $ (1,249,409)
================================================================================
Class B
Shares sold                     123,277   $ 2,016,753    374,014   $  5,938,214
Shares issued on reinvestment    81,638     1,341,230     82,158      1,306,252
Shares redeemed                (387,329)   (6,368,691)  (727,414)   (11,577,304)
--------------------------------------------------------------------------------
Net Decrease                   (182,414)  $(3,010,708)  (271,242)  $ (4,332,838)
================================================================================
Class C
Shares sold                      17,901   $   290,946     55,056   $    869,581
Shares issued on reinvestment     1,578        25,905      1,049         16,687
Shares redeemed                  (4,674)      (77,159)   (20,518)      (322,369)
--------------------------------------------------------------------------------
Net Increase                     14,805   $   239,692     35,587   $    563,899
================================================================================
Class Y
Shares sold                     556,305   $ 9,096,539    586,130   $  9,480,438
Shares issued on reinvestment        --            --         --             --
Shares redeemed                      --            --         (1)           (16)
--------------------------------------------------------------------------------
Net Increase                    556,305   $ 9,096,539    586,129   $  9,480,422
================================================================================
* For Class Y shares, transactions are for the period from February 7, 1996 (inception date) to July 31, 1996.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                                  1997(1)    1996(2)     1995       1994      1993(3)
===================================================================================================
Net Asset Value, Beginning of Period            $15.66     $15.27     $14.56     $14.99     $13.82
---------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                           0.39       0.74       0.74       0.72       0.49
  Net realized and unrealized gain (loss)         1.41       0.38       0.70      (0.42)      1.22
---------------------------------------------------------------------------------------------------
Total Income From Operations                      1.80       1.12       1.44       0.30       1.71
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.37)     (0.73)     (0.73)     (0.70)     (0.50)
  Overdistribution of net investment income         --         --         --      (0.03)     (0.01)
  Net realized gain                              (0.36)        --         --         --         --
  Overdistribution of net realized gains            --         --         --         --      (0.03)
---------------------------------------------------------------------------------------------------
Total Distributions                              (0.73)     (0.73)     (0.73)     (0.73)     (0.54)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $16.73     $15.66     $15.27     $14.56     $14.99
---------------------------------------------------------------------------------------------------
Total Return                                     11.62%++    7.41%     10.35%      1.99%     12.63%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $34,899    $34,888    $35,238     $2,294     $1,655
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.30%+     1.40%      1.40%      1.40%      1.37%+
  Net investment income                           4.65+      4.68       5.13       4.80       4.86+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             24%        59%        48%        54%        95%
---------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)                 $0.06      $0.06         --         --         --
===================================================================================================

(1) For the six months ended January 31, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(3) For the period from November 6, 1992 (inception date) to July 31,1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                           1997(1)   1996(2)     1995     1994      1993      1992
==================================================================================================
Net Asset Value, Beginning of Period     $15.66     $15.27    $14.56   $14.99    $13.84    $12.51
--------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                    0.35       0.66      0.67     0.65      0.61      0.64
  Net realized and unrealized
  gain (loss)                              1.41       0.39      0.70    (0.42)     1.20      1.35
--------------------------------------------------------------------------------------------------
Total Income From Operations               1.76       1.05      1.37     0.23      1.81      1.99
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.33)     (0.66)    (0.66)   (0.64)    (0.60)    (0.64)
  Overdistribution of net
  investment income                          --         --        --    (0.02)    (0.02)       --
  Net realized gain                       (0.36)        --        --       --        --        --
  Overdistribution of net
  realized gains                             --         --        --       --     (0.04)       --
  Capital                                    --         --        --       --        --     (0.02)
--------------------------------------------------------------------------------------------------
Total Distributions                       (0.69)     (0.66)    (0.66)   (0.66)    (0.66)    (0.66)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $16.73     $15.66    $15.27   $14.56    $14.99    $13.84
--------------------------------------------------------------------------------------------------
Total Return                              11.37%++    6.91%     9.80%    1.50%    13.40%    16.25%
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $42,266    $42,420   $45,524  $85,190   $74,857   $57,120
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                 1.80%+     1.90%     1.90%    1.88%     2.00%     1.88%
  Net investment income                    4.17+      4.18      4.63     4.32      4.20      4.76
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      24%        59%       48%      54%       95%       77%
--------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)           $0.06     $0.06        --       --        --        --
==================================================================================================

(1) For the six months ended January 31, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                                  1997(1)   1996(2) 1995(3)(4)
================================================================================
Net Asset Value, Beginning of Period             $15.64    $15.27     $14.09
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                            0.33      0.67       0.50
  Net realized and unrealized gain                 1.41      0.37       1.17
--------------------------------------------------------------------------------
Total Income From Operations                       1.74      1.04       1.67
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.33)    (0.67)     (0.49)
  Net realized gains                              (0.36)       --         --
--------------------------------------------------------------------------------
Total Distributions                               (0.69)    (0.67)     (0.49)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                   $16.69    $15.64     $15.27
--------------------------------------------------------------------------------
Total Return                                      11.27%++   6.82%     12.17%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $931      $641        $83
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.75%+    1.86%      1.87%+
  Net investment income                            4.22+     4.17       4.77+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                              24%       59%        48%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(5)                  $0.06     $0.06         --
================================================================================
(1) For the six months ended January 31, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(3) On November 7, 1994, the former Class D shares were renamed Class C shares.
(4) For the period from November 7, 1994 (inception date) to July 31,1995.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                                     1997(1)       1996(2)(3)
================================================================================
Net Asset Value, Beginning of Period                $15.68        $16.15
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                               0.43          0.38
  Net realized and unrealized gain (loss)             1.41         (0.46)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                   1.84         (0.08)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.39)        (0.39)
  Net realized gains                                 (0.36)           --
--------------------------------------------------------------------------------
Total Distributions                                  (0.75)        (0.39)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                      $16.77        $15.68
--------------------------------------------------------------------------------
Total Return++                                       11.87%        (0.56)%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $19,155        $9,189
--------------------------------------------------------------------------------
Ratios to Average Net Assets(+):
  Expenses                                            0.88%         1.00%
  Net investment income                                5.02         4.98
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                 24%          .59%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions                        $0.06         $0.06
================================================================================
(1) For the six months ended January 31, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(3) For the period from February 7, 1996 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

                     (This page intentionally left blank.)

Smith Barney
Convertible
Fund

Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon De Voe Talley

Officers
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Robert E. Swab
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

          SMITH BARNEY
          ------------
               A Member of Travelers Group [logo]

Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for
the general information of the
shareholders of Smith Barney
Convertible Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current
Prospectus for the Fund, which contains
information concerning the Fund's invest-ment policies and expenses as well as other pertinent information.

Smith Barney
Convertible Fund
388 Greenwich Street
New York, New York 10013

FD2170 3/97

--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT

================================================================================


          [LOGO]
          Smith Barney
          Diversified
          Strategic
          Income Fund

          -----------------------------
          January 31,1997




[GRAPHIC] Smith Barney Mutual Funds
          Investing for your future.
          Every day.

----------------------------------------------
Smith Barney Diversified Strategic Income Fund
----------------------------------------------

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the period ended January 31, 1997 for the Smith Barney Diversified Strategic Income Fund. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the semi-annual report.

The Smith Barney Diversified Strategic Income Fund seeks to provide investors with a high current income while minimizing the risk of interest rate and currency fluctuations. The Fund follows a flexible investment approach that emphasizes diversification and balance. Based on an analysis of the current economic and market conditions, the Fund's management team allocates assets across three classes of bonds: U.S. government and mortgage securities, high-yield corporate bonds, and foreign government bonds.

For the six-month period ended January 31, 1997, the Diversified Strategic Income Fund had a total return of 6.25% for Class A shares, exceeding the Lehman Brothers Aggregate Bond Index total return of 5.23% for the same period. (The Lehman Brothers Aggregate Bond Index is an index composed of a mix of corporate and government bond issues.) During the period, the Fund paid dividends totaling $0.33 per Class A shares. Based on a net asset value (NAV) of $7.97 on January 31, 1997 for Class A shares, this is equivalent to an annualized distribution rate of 8.36%. A relatively conservative approach to high yield issues, carefully selected mortgage-backed securities in the U.S. government sector, and a well diversified portfolio in the foreign government sector all contributed to the Fund's performance.

Market Review

As of January 31, 1997, the Fund's allocation was 37.8% in U.S. government securities and mortgage securities, 24.7% in high-yield corporate bonds, 35.8% in foreign government bonds, and the remaining 1.7% in cash. Following are brief summaries of the economic and market conditions that affected the Fund's three major sectors during the past six months.

U.S. Government and Mortgage-Backed Securities

In our view, one of the most important factors for the U.S. financial markets in 1996 was the unexpected strength of the U.S. economy during the first half of the year followed by weaker economic growth during the second half. In addition to President Clinton's re-election and Congress maintaining its Republican majority, other significant market events in 1996 include the introduction of inflation-indexed securities, the Boskin Report that suggests inflation may be roughly 1% lower than previously reported, and Russian President Boris Yeltsin surviving both medically and politically.

Looking ahead to 1997, we believe there may be some possible (although not necessarily probable) market challenges on the horizon such as:

     o    Data that indicates moderate to weaker U.S. economic growth
     o Continued partisan ethics probes that negatively impact our political leaders
     o U.S. dollar coming under short-term pressure because of the U.S. administration's failure to put in place a credible fiscal plan
     o    Renewed tension in the Middle East -- possibly oil related
     o    Political problems resurfacing in Russia

In our opinion, the yield on the 30 Year U.S. Treasury bond should remain in a broad range of 6%-7%. However, if any of the above expected 1997 events take place, the yield could temporarily rise above the 7% level. Ultimately, we believe this would represent a buying opportunity because U.S. economic fundamentals do not in our view, warrant higher rates.
The table below shows how yields have changed during the reporting period:

                            Yields on U.S. Treasuries

                                                  7/31/96         1/31/97
                                                  -------         -------
   2-Year Treasury Note                             6.22%           5.92%
   3-Year Treasury Note                             6.36            6.04
   5-Year Treasury Note                             6.57            6.25
   10-Year Treasury Note                            6.79            6.50
   30-Year Treasury Bond                            6.97            6.79

The Fund benefited from the strong demand for "spread" investment assets such as mortgage-backed securities and corporate bonds, which pay a higher rate of interest than comparable maturity U.S. Treasuries. In addition, relatively weak prepayments among mortgage securities enabled the Fund to generate an attractive income stream with comparatively little risk of these securities being called away. As of January 31, 1997, mortgage-backed securities made up approximately 89% of the Fund's U.S. government sector.

High-Yield Corporate Bonds

The high yield market has generally outperformed the more interest-rate sensitive, longer maturity Treasury and investment grade markets throughout the past six months. However, lower quality issues (i.e., rated CCC/Caa and

CC/Ca by Standard and Poor's or Moody's Investors Services, two major bond rating agencies) turned in disappointing performance due to the slowdown in the U.S. economic growth and an increasing number of bond defaults in the latter half of 1996. The most visible defaults or failures in 1996 included Marvel Entertainment, Moblemedia, Anchor Glass, CAI Wireless and MidAmerican Waste. A number of these issues experienced price declines of between 60% to 80%. Because of our relatively conservative investment philosophy, we avoided these high risk issues.

In contrast to the performance of the lower-rated high yield issues, the current steady growth rate of the U.S. economy has been particularly constructive for the better quality high yield issues (those rated B/B and BB/Ba by Standard & Poor's and Moody's Investors Services). During the past six months, the performance of better quality issues has exceeded that of the more speculative, lower quality issues. In addition, more investors have become dissatisfied with the modest returns and extreme price swings in the U.S. Treasury market and have invested increasing amounts of money into the upper-rated tier of the high yield market.

In our view, this trend is likely to continue well into 1997 as investors search for higher yielding investment alternatives. Although we consider the high yield market to be currently fully valued, we believe that the present environment of moderate growth and modest inflation poses little serious threat of either economic recession or accelerated inflation. Given the fully valued levels in the high yield market and the possibility of increased bond defaults, careful selection will become even more important to achieving competitive returns in the months ahead.

Foreign Government Securities

In the global government bond markets, performance varied considerably during the six-month period. For example, the U.S. government bond market produced low single-digit returns during the year, while the bond markets of Italy and Spain both returned in excess of 20% in local currency terms. In our opinion, the driving force of the strong performance of the European bond markets was the trend toward lower interest rates in those countries. In anticipation of a possible European Monetary Union in 1999, which proposes a common European currency, interest rates in the member countries have tended to drop to similar levels. Moreover, this process was accentuated by low economic growth rates on the continent, which led officials in Germany to cut interest rates. Interest rate cuts followed elsewhere in Europe, further underpinning the relative outperformance of these bond markets. The dollar- bloc bond markets other than the U.S. also outperformed the overall global bond market. Canadian and Australian government bonds, in particular, posted strong returns in U.S. dollar terms. Economic activity and falling inflation in both countries enabled the authorities to ease monetary policy substantially over the course of the year.

We continue to devote a major portion of the Fund's international sector allocation to the European markets. We especially favor the peripheral markets of Spain, Italy, and Sweden compared to the core European markets of France, Germany, and the United Kingdom. In our opinion, relatively high interest rates and low inflation in these peripheral markets should provide investors with competitive performance in the months ahead. In addition, we expect to maintain our exposure to dollar-bloc countries and further add to the Fund's diversification in the foreign government bond market.

Overall, we continue to emphasize a diversified, high quality approach in selecting investments for the Smith Barney Diversified Strategic Income Fund. Since we believe the high yield market to be presently fully valued, we have reduced our allocation in that sector and increased our exposure to the U.S. government and foreign government sectors to capture new investment opportunities in those markets.

In closing, we thank you for your investment in the Smith Barney Diversified Strategic Income Fund. We look forward to continuing to help you achieve your financial goals in the years ahead.

Sincerely,




/s/ Heath B. McLendon                          /s/ James E. Conroy
    --------------------                           ----------------------
Heath B. McLendon                              James E. Conroy
Chairman and                                   Vice President and
Investment Officer                             Investment Officer





/s/ John C. Bianchi                            /s/ Simon Hildreth
    --------------------                           ----------------------
John C. Bianchi, CFA                           Simon Hildreth
Vice President and                             Vice President and
Investment Officer                             Investment Officer

February 14, 1997

================================================================================
 Historical Performance -- Class A Shares
================================================================================

                                                       Net Asset Value
                                                  -----------------------
                                                  Beginning        End         Income     Capital Gain       Return         Total
Period Ended                                      of Period     of Period     Dividends   Distributions    of Capital     Returns(1)

====================================================================================================================================

1/31/97                                            $   7.82      $   7.97      $   0.33      $   0.00      $   0.00         6.25%+
------------------------------------------------------------------------------------------------------------------------------------

7/31/96                                                7.85          7.82          0.62          0.00          0.05         8.39
------------------------------------------------------------------------------------------------------------------------------------

7/31/95                                                7.76          7.85          0.48          0.00          0.19        10.35
------------------------------------------------------------------------------------------------------------------------------------

7/31/94                                                8.41          7.76          0.62          0.10          0.04         1.16
------------------------------------------------------------------------------------------------------------------------------------

Inception* - 7/31/93                                   8.24          8.41          0.45          0.12          0.00         9.30+
====================================================================================================================================

Total                                                                          $   2.50      $   0.22      $   0.28
====================================================================================================================================


================================================================================
 Historical Performance -- Class B Shares
================================================================================

                                                       Net Asset Value
                                                  -----------------------
                                                  Beginning        End         Income     Capital Gain       Return         Total
Period Ended                                      of Period     of Period     Dividends   Distributions    of Capital     Returns(1)

====================================================================================================================================

1/31/97                                            $   7.83      $   7.99      $   0.31      $   0.00      $   0.00          6.09%+
------------------------------------------------------------------------------------------------------------------------------------

7/31/96                                                7.86          7.83          0.57          0.00          0.05          7.80
------------------------------------------------------------------------------------------------------------------------------------

7/31/95                                                7.76          7.86          0.44          0.00          0.18         10.00
------------------------------------------------------------------------------------------------------------------------------------

7/31/94                                                8.41          7.76          0.60          0.10          0.03          0.66
------------------------------------------------------------------------------------------------------------------------------------

7/31/93                                                8.55          8.41          0.58          0.14          0.00          7.28
------------------------------------------------------------------------------------------------------------------------------------

7/31/92                                                7.98          8.55          0.68          0.00          0.07         17.12
------------------------------------------------------------------------------------------------------------------------------------

7/31/91                                                8.06          7.98          0.71          0.06          0.09         10.42
------------------------------------------------------------------------------------------------------------------------------------

Inception* - 7/31/90                                   8.00          8.06          0.40          0.00          0.00          6.00+
====================================================================================================================================

Total                                                                          $   4.29      $   0.30      $   0.42
====================================================================================================================================


================================================================================
 Historical Performance -- Class C Shares
================================================================================

                                                       Net Asset Value
                                                  -----------------------
                                                  Beginning        End         Income     Capital Gain       Return         Total
Period Ended                                      of Period     of Period     Dividends   Distributions    of Capital     Returns(1)

====================================================================================================================================

1/31/97                                            $   7.81      $   7.98      $   0.31      $   0.00      $   0.00         6.31%+
------------------------------------------------------------------------------------------------------------------------------------

7/31/96                                                7.84          7.81          0.57          0.00          0.05         7.82
------------------------------------------------------------------------------------------------------------------------------------

7/31/95                                                7.76          7.84          0.44          0.00          0.18         9.73
------------------------------------------------------------------------------------------------------------------------------------

7/31/94                                                8.41          7.76          0.60          0.10          0.03         0.66
------------------------------------------------------------------------------------------------------------------------------------

Inception* - 7/31/93                                   8.36          8.41          0.20          0.03          0.00         3.41+
====================================================================================================================================

Total                                                                          $   2.12      $   0.13      $   0.26
====================================================================================================================================


================================================================================
 Historical Performance -- Class Y Shares
================================================================================


                                                       Net Asset Value
                                                  -----------------------
                                                  Beginning        End         Income     Capital Gain       Return         Total
Period Ended                                      of Period     of Period     Dividends   Distributions    of Capital     Returns(1)

====================================================================================================================================

1/31/97                                            $   7.82      $   7.97      $   0.35      $   0.00      $   0.00         6.45%+
------------------------------------------------------------------------------------------------------------------------------------

Inception* - 7/31/96                                   7.89          7.82          0.53          0.00          0.05         6.65+
====================================================================================================================================

Total                                                                          $   0.88      $   0.00      $   0.05
====================================================================================================================================


================================================================================
 Historical Performance -- Class Z Shares
================================================================================

                                                       Net Asset Value
                                                  -----------------------
                                                  Beginning        End         Income     Capital Gain       Return         Total
Period Ended                                      of Period     of Period     Dividends   Distributions    of Capital     Returns(1)

====================================================================================================================================

1/31/97                                            $   7.82      $   7.98      $   0.35      $   0.00      $   0.00          6.54%+
------------------------------------------------------------------------------------------------------------------------------------

7/31/96                                                7.85          7.82          0.63          0.00          0.06          8.72
------------------------------------------------------------------------------------------------------------------------------------

7/31/95                                                7.76          7.85          0.49          0.00          0.20         10.94
------------------------------------------------------------------------------------------------------------------------------------

7/31/94                                                8.41          7.76          0.65          0.10          0.04          1.43
------------------------------------------------------------------------------------------------------------------------------------

Inception* - 7/31/93                                   8.24          8.41          0.47          0.12          0.00          9.47+
====================================================================================================================================

Total                                                                          $   2.59      $   0.22      $   0.30
====================================================================================================================================


It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
 Average Annual Total Return
================================================================================

                                              Without Sales Charge(1)
                                     -------------------------------------------
                                     Class A  Class B  Class C  Class Y  Class Z
================================================================================
Six Months Ended 1/31/97+             6.25%    6.09%    6.31%    6.45%     6.54%
--------------------------------------------------------------------------------
Year Ended 1/31/97                    8.89     8.43     8.66     9.29      9.35
--------------------------------------------------------------------------------
Five Years Ended 1/31/97               N/A     7.88      N/A      N/A       N/A
--------------------------------------------------------------------------------
Inception* through 1/31/97            8.36     9.15     7.20    10.15      8.75
================================================================================

                                                 With Sales Charge(1)
                                     -------------------------------------------
                                     Class A  Class B  Class C  Class Y  Class Z
================================================================================
Six Months Ended 1/31/97+             1.45%    1.59%    5.31%    6.45%     6.54%
--------------------------------------------------------------------------------
Year Ended 1/31/97                    3.93     3.93     7.66     9.29      9.35
--------------------------------------------------------------------------------
Five Years Ended 1/31/97               N/A      7.73     N/A      N/A       N/A
--------------------------------------------------------------------------------
Inception* through 1/31/97            7.18     9.15     7.20    10.15      8.75
================================================================================

================================================================================
 Cumulative Total Return
================================================================================

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/97)                            40.52%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/97)                            86.20
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/97)                            30.91
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/97)                            13.52
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/97)                            42.67
--------------------------------------------------------------------------------


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSCs") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, December 28, 1989, March 19, 1993, October 10, 1995 and November 6, 1992, respectively.

+ Total return is not annualized, as it may not be representive of the total return for the year.

================================================================================
 Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class B Shares of
             the Smith Barney Diversified Strategic Income Fund vs.
                      Lehman Brothers Aggregate Bond Index+
--------------------------------------------------------------------------------

                          December 1989 -- January 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                Smith Barney Diversified                     Lehman Brothers
Date             Strategic Income Fund                    Aggreagte Bond Index
----             ---------------------                    --------------------
12/28/89                10,000                                   10,000
7/90                    10,600                                   10,425
7/91                    11,704                                   11,541
7/92                    13,707                                   13,247
7/93                    14,705                                   14,595
7/94                    14,801                                   14,609
7/95                    16,281                                   16,086
7/96                    17,551                                   16,976
1/31/96                 18,620                                   17,815

+ Hypothetical illustration of $10,000 invested in Class B shares at inception on December 28, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1997. The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
 Portfolio Highlights (unaudited)                               January 31, 1997
================================================================================

Portfolio Breakdown

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds and Notes                    22.8%
U.S. Government Agencies & Obligations       37.8%
Repurchase Agreement                          1.7%
Foreign Bonds                                35.8%
Preferred Stock, Convertible Preferred
  Stocks, Common Stock and Warrants           1.9%

================================================================================
 Schedule of Investments (unaudited)                           January 31, 1997
================================================================================

    FACE
   AMOUNT                          SECURITY                             VALUE
================================================================================
U.S. GOVERNMENT SECTOR -- 37.8%
================================================================================
U.S. Government Agencies & Obligations -- 37.8%
$  110,000,000    U.S. Treasury Notes, 6.500% due 10/15/06       $  109,906,500
    27,419,233    FHLMC, 9.000% due 5/1/03 through 1/1/23            28,952,791
    69,207,242    FHLMC, 8.000% due 10/1/22 through 1/1/23           70,764,395
   183,012,903    FHLMC Gold, 9.000% due 4/15/25                    193,248,815
        83,301    GNMA, 9.000% due 2/15/21                               88,013
   379,386,045    GNMA, 8.000% due 3/15/25 through 1/15/27          388,157,525
   230,416,152    GNMA Platinum, 9.000% due 12/15/17                247,047,591
--------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT SECTOR
                  (Cost-- $1,018,381,327)                         1,038,165,630
================================================================================
HIGH YIELD SECTOR -- 24.7%
================================================================================
CORPORATE BONDS AND NOTES -- 22.8%
================================================================================
Aerospace and Defense -- 0.7%
     4,875,000    Airplanes Pass Through Trust, 10.875% due 3/15/19   5,406,863
     2,000,000    Hawk Corp., 10.250% due 12/1/03(a)                  2,042,500
     4,675,000    Howmet Corp., 10.000% due 12/1/03(a)                5,084,063
     3,925,000    Tracor Inc., 10.875% due 8/15/01                    4,194,844
     2,375,000    UNC, Inc., 11.000% due 6/1/06                       2,559,063
--------------------------------------------------------------------------------
                                                                     19,287,333
--------------------------------------------------------------------------------
Aviation Components -- 0.3%
     7,725,000    Terex Corp., 13.250% due 5/15/02                    8,555,438
--------------------------------------------------------------------------------
Banking -- 0.4%
     7,325,000    First Nationwide, 12.500% due 4/15/03               8,194,844
     3,175,000    Imperial Credit Industrial Inc.,
                    9.875% due 1/15/07                                3,262,313
--------------------------------------------------------------------------------
                                                                     11,457,157
--------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 5.6%
     1,425,000    All American Communications Inc.,
                    10.875% due 10/15/01(a)                           1,444,594
     7,575,000    Australis Holdings Pty. Ltd., step bond to
                    yield 15.750% due 11/1/02                         4,469,250
    16,225,000    Australis Media Ltd. Units, step bond to
                    yield 15.750% due 5/15/03(b)                      9,410,500
                  Bell Cablemedia PLC:
    17,875,000      Step bond to yield 11.950% due 7/15/04           15,573,594
     5,145,000      Step bond to yield 11.875% due 9/15/05            4,161,019
                  Cablevision Systems Corp.:
     7,700,000      10.750% due 4/1/04                                8,008,000
     5,450,000      9.875% due 2/15/13                                5,436,375
    10,275,000    Comcast Cable, step bond to yield 11.200% due
                  11/15/077,295,250 Globo Communicacoes:
     2,750,000      9.875% due 12/20/04(a)                            2,770,625
     2,750,000      10.500% due 12/20/06(a)                           2,798,125
     3,600,000    Multicanal SA, 10.500% due 2/1/07(a)                3,640,500

                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

    FACE
   AMOUNT                          SECURITY                             VALUE
================================================================================
Broadcasting - TV, Cable and Radio -- 5.6% (continued)
$   19,600,000    NWCG Holdings, zero coupon due 6/15/99         $   16,488,500
                  Rogers Cablesystems Ltd.:
     4,400,000      10.000% due 12/1/07                               4,625,500
     5,700,000      9.650% due 1/15/14                                4,148,895
     5,700,000      11.000% due 12/1/15                               6,156,000
     9,875,000    Rogers Communications Inc., 10.875% due 4/15/04    10,393,438
     4,000,000    SCI Television, 11.000% due 6/30/05                 4,280,000
     6,500,000    SFX Broadcasting, 10.750% due 5/15/06               6,890,000
    12,325,000    UIH Australia/Pacific, step bond to
                     yield 14.000% due 5/15/06                        6,301,156
                  UIH Inc.:
     9,375,000      Step bond to yield 14.000% due 11/15/99           6,832,031
     7,450,000      Zero coupon due 11/15/99                          5,429,188
     2,675,000    Videotron Groupe Ltd., 10.625% due 2/15/05          2,985,969
     5,375,000    Videotron Holdings PLC, step bond to yield 11.000%
                    due 8/15/05                                       4,279,844
     4,500,000    Videotron Ltee., 10.250% due 10/15/02               4,809,375
     2,000,000    Wireless One, Inc., 13.000% due 10/15/03            1,960,000
     2,850,000    Young Broadcasting Inc., 11.750% due 11/15/04       3,142,125
--------------------------------------------------------------------------------
                                                                    153,729,853
--------------------------------------------------------------------------------
Building/Construction -- 0.1%
     2,250,000    American Standard Inc., 11.375% due 5/15/04         2,441,250
--------------------------------------------------------------------------------
Cable/Cellular -- 0.8%
    27,600,000    Marcus Cable Operating, step bond to
                    yield 13.500% due 8/1/04                         22,873,500
--------------------------------------------------------------------------------
Chemicals-- 0.9%
                  NL Industries Inc.:
     2,125,000      11.750% due 10/15/03                              2,244,531
     3,300,000      Step bond to yield 13.000% due 10/15/05           2,895,750
     6,150,000    Pt. Polysindo Eka Perkasa, 13.000% due 6/15/01      6,888,000
     8,350,000    Terra Industries Inc., 10.500% due 6/15/05          9,080,625
     2,525,000    Texas Petrochemical Corp., 11.125% due 7/1/06       2,711,219
--------------------------------------------------------------------------------
                                                                     23,820,125
--------------------------------------------------------------------------------
Consumer Durable Goods/Home Furnishings -- 0.6%
    20,925,000    International Semi Tech Microelectronics Inc.,
                    step bond to yield 11.500% due 8/15/03           12,581,156
     2,389,000    TAG-Heuer International, 12.000% due 12/15/05(a)    2,771,240
--------------------------------------------------------------------------------
                                                                     15,352,396
--------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 0.3%
     4,696,000    American Pad & Paper, 13.000% due 11/15/05          5,558,890
     3,700,000    Interlake Corp., 12.125% due 3/1/02                 3,885,000
--------------------------------------------------------------------------------
                                                                      9,443,890
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

    FACE
   AMOUNT                          SECURITY                             VALUE
================================================================================
Electric Utilities -- 0.4%
$    7,775,000    Calpine Corp., 10.500% due 5/15/06             $    8,299,813
     3,349,105    Midland Funding Corp. I, 10.330% due 7/23/02        3,570,984
--------------------------------------------------------------------------------
                                                                     11,870,797
--------------------------------------------------------------------------------
Electronics/Computers -- 0.6%
     3,175,000    Graphic Controls, 12.000% due 9/15/05               3,536,156
                  Unisys Corp.:
     8,500,000      12.000% due 4/15/03                               9,233,125
     2,950,000      11.750% due 10/15/04                              3,178,625
--------------------------------------------------------------------------------
                                                                     15,947,906
--------------------------------------------------------------------------------
Food -- 0.4%
     2,750,000    International Home Foods, 10.375% due 11/1/06       2,873,750
     3,800,000    TLC Beatrice International, 11.500% due 10/1/05     4,042,250
     2,475,000    Van de Kamp Inc., 12.000% due 9/15/05               2,744,156
--------------------------------------------------------------------------------
                                                                      9,660,156
--------------------------------------------------------------------------------
Grocery/Convenience Stores -- 0.3%
     7,615,000    Pathmark Stores Inc., 12.625% due 6/15/02           7,910,081
--------------------------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 1.3%
     6,350,000    Magellan Health Services, 11.250% due 4/15/04       7,048,500
    17,425,000    OrNda Healthcorp, 12.250% due 5/15/02              18,731,875
                  Tenet Healthcare Corp.:
     4,400,000      8.000% due 1/15/05                                4,416,500
     5,600,000      8.625% due 1/15/07                                5,705,000
--------------------------------------------------------------------------------
                                                                     35,901,875
--------------------------------------------------------------------------------
Hotel/Gaming -- 0.6%
     1,000,000    Aztar Corp., 13.750% due 10/1/04                    1,105,000
     5,375,000    Courtyard by Marriott, 10.750% due 2/1/08(a)        5,717,656
     5,275,000    Mohegan Tribal Gaming Authority, 13.500%
                    due 11/15/02                                       7,022,344
     2,000,000    Showboat Inc., 13.000% due 8/1/09                   2,275,000
--------------------------------------------------------------------------------
                                                                     16,120,000
--------------------------------------------------------------------------------
Leisure/Amusement/Motion Pictures -- 0.2%
     2,928,675    Gillett Holdings Inc., 12.250% due 6/30/02          3,075,109
     3,150,000    Remington Arms Inc., 10.000% due 12/1/03(a)         2,649,938
--------------------------------------------------------------------------------
                                                                      5,725,047
--------------------------------------------------------------------------------
Machinery -- 0.1%
     3,000,000    Alvey Systems Inc., 11.375% due 1/31/03(a)          3,183,750
--------------------------------------------------------------------------------
Metals/Mining -- 0.6%
     5,000,000    Ivex Holdings Corp., step bond to yield
                    13.250% due 3/15/05                               3,875,000
     5,425,000    Kaiser Aluminum & Chemical Corp., 12.750%
                    due 2/1/03                                        5,906,469
     1,500,000    Russel Metals Inc., 10.250% due 6/15/00             1,539,375
     3,410,000    UCAR Global Enterprises Inc., 12.000% due 1/15/05   3,921,500
--------------------------------------------------------------------------------
                                                                     15,242,344
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

    FACE
   AMOUNT                          SECURITY                             VALUE
================================================================================
Oil/Natural Gas -- 1.3%
$    2,650,000    Clark R&M Holdings, zero coupon due 2/15/00    $    1,944,438
     6,500,000    Clark USA, 10.875% due 12/1/05                      6,654,375
     3,200,000    Deeptech International, 12.000% due 12/15/00        3,436,000
     6,950,000    Global Marine Inc., 12.750% due 12/15/99            7,479,938
     6,525,000    Parker Drilling Corp., 9.750% due 11/15/06          6,867,563
     3,725,000    Santa Fe Energy Resources Inc., 11.000%
                    due 5/15/04                                       4,120,781
     4,450,000    United Meridian Corp., 10.375% due 10/15/05         4,895,000
--------------------------------------------------------------------------------
                                                                     35,398,095
--------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 1.0%
    12,950,000    Indah Kiat International Finance Co., 11.875%
                    due 6/15/02                                      14,358,313
     4,825,000    SD Warren Co., 12.000% due 12/15/04(a)              5,295,438
     6,750,000    Tjiwi Kimia International Finance Co., 13.250%
                    due 8/1/01                                        7,686,563
--------------------------------------------------------------------------------
                                                                     27,340,314
--------------------------------------------------------------------------------
Personal Care Products/Cosmetics -- 0.9%
     3,500,000    Revlon Consumer Products Corp., 10.500%
                    due 2/15/03                                       3,710,000
    22,850,000    Revlon Worldwide Corp., zero coupon due 3/15/98    20,679,250
--------------------------------------------------------------------------------
                                                                     24,389,250
--------------------------------------------------------------------------------
Real Estate Development/Investment -- 0.3%
     7,725,000    Trizec Finance, 10.875% due 10/15/05                8,487,844
--------------------------------------------------------------------------------
Retail -- 0.3%
     7,550,000    Barnes & Noble Inc., 11.875% due 1/15/03            8,323,875
--------------------------------------------------------------------------------
Telephone/Communications -- 4.3%
       475,000    Albritton Communications Co., 11.500% due 8/15/04     502,906
                  Brooks Fiber Properties:
     3,000,000      Step bond to yield 10.875% due 3/1/06             2,021,250
    12,900,000      Step bond to yield 11.875% due 11/1/06            8,352,750
     2,175,000    Celestica International, 10.500% due 12/31/06(a)    2,343,563
    17,150,000    Clearnet Communications, step bond to yield 14.750%
                    due 12/15/05                                     11,168,938
     3,250,000    Colt Telecom Group PLC, step bond to yield 12.000%
                    due 12/15/06                                      1,998,750
     3,400,000    Fonorola Inc., 12.500% due 8/15/02                  3,714,500
    16,000,000    Intelcom Group Inc., step bond to yield 12.500%
                    due 5/1/06                                       10,660,000
    10,950,000    Intermedia Communications of Florida, step bond
                    to yield 12.500% due 5/15/06                      7,432,313
    14,000,000    Millicom International Cellular, step bond to
                    yield 13.500% due 6/1/06(a)                       9,222,500
    22,825,000    Nextel Communications Inc., step bond to yield
                    9.750% due 8/15/04                               16,205,750
     9,125,000    Nextlink Communications, 12.500% due 4/15/06(a)     9,969,063
     9,150,000    Pagemart Inc., step bond to yield 12.250%
                    due 11/1/03                                       7,285,688
     4,525,000    Pagemart Nationwide Inc., step bond to yield
                    15.000% due 2/1/05                                3,054,375

                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

    FACE
   AMOUNT                          SECURITY                             VALUE
================================================================================
Telephone/Communications -- 4.3% (continued)
$    7,800,000    RSL Communications Ltd., 12.250% due 11/15/06     $ 8,092,500
    14,750,000    Telewest Communications, step bond to yield
                    11.000% due 10/1/07                              10,325,000
     5,300,000    U.S.A. Mobile Communications Inc. II, 14.000%
                    due 11/1/04                                       5,942,625
--------------------------------------------------------------------------------
                                                                    118,292,471
--------------------------------------------------------------------------------
Tobacco -- 0.2%
     5,575,000    Consolidated Cigar Corp., 10.500% due 3/1/03        5,846,781
--------------------------------------------------------------------------------
Transportation/Shipping -- 0.3%
     6,800,000    Sea Containers Ltd., Series A, 12.500% due 12/1/04  7,582,000
--------------------------------------------------------------------------------
                  TOTAL CORPORATE BONDS AND NOTES
                  (Cost-- $574,634,781)                             624,183,528
================================================================================
   SHARES                          SECURITY                             VALUE
================================================================================
COMMON STOCK -- 0.1%
================================================================================
Metals/Mining -- 0.1%
       278,658    Algoma Steel Inc.(c)
                  (Cost  $1,407,263)                                  1,746,651
================================================================================
CONVERTIBLE PREFERRED STOCKS -- 1.2%
================================================================================
Banking -- 0.1%
       121,000    California Federal Bank Preferred Capital
                    Exchange 9.125%                                   3,040,125
--------------------------------------------------------------------------------
Automobile/Auto Parts/Truck Manufacturing -- 0.3%
       169,800    Navistar International Corp., Series G,
                    Exchange $6.000                                   9,572,475
--------------------------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 0.0%
        88,518    Foxmeyer Health Corp., Series A, Exchange $4.200      575,367
--------------------------------------------------------------------------------
Publishing -- 0.0%
         1,502    K-III Communications Corp., Series B,
                    Exchange $11.625                                    148,734
--------------------------------------------------------------------------------
Telephone/Communications -- 0.8%
        35,000    Nextlink Communications Units, Exchange 14.000%(a)  1,754,375
        15,455    Panamsat Corp., Exchange $12.750                   18,855,100
--------------------------------------------------------------------------------
                                                                     20,609,475
--------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS
                  (Cost-- $33,431,949)                               33,946,176
================================================================================
PREFERRED STOCK -- 0.6%
================================================================================
Broadcasting - TV, Cable, and Radio -- 0.6%
        14,290    Time Warner Inc. Series K(a)
                  (Cost  $14,601,904)                                15,576,100
================================================================================

                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

 SHARES                             SECURITY                             VALUE
================================================================================
WARRANTS -- 0.0%
================================================================================
Broadcasting - TV, Cable, and Radio -- 0.0%
         6,000    Wireless One, Inc., Expires 9/9/09(a)(c)             $ 13,500
--------------------------------------------------------------------------------
Finance Companies/Consumer Credit -- 0.0%
        33,600    Degeorge Financial Corp., Expires 4/1/97(c)               336
--------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.0%
         8,500    SD Warren Co., Expires 12/15/06(a)(c)                 110,500
--------------------------------------------------------------------------------
Telephone/Communications -- 0.0%
        56,595    Clearnet Communications, Expires 9/15/05(c)           339,570
         6,775    Nextel Communications, Inc., Expires 5/23/99(c)            68
        19,250    Pagemart Inc., Expires 11/1/03(c)                     144,375
        42,090    Pagemart Nationwide Inc., Expires 12/31/03(a)(c)      199,928
--------------------------------------------------------------------------------
                                                                        683,941
--------------------------------------------------------------------------------
                  TOTAL WARRANTS
================================================================================
                  (Cost-- $431,176)                                     808,277
================================================================================
                  TOTAL HIGH YIELD SECTOR
                  (Cost-- $624,507,073)                             676,260,732
================================================================================

    FACE
   AMOUNT+                         SECURITY                             VALUE
================================================================================
INTERNATIONAL SECTOR -- 35.8%
================================================================================
BONDS -- 35.8%
================================================================================
Argentina -- 0.1%
     3,000,000    Argentina Discount Series L, 6.375% due 3/31/23(d)  2,439,390
--------------------------------------------------------------------------------
Australia -- 3.6%
                  Queensland Treasury Corp.:
    60,000,000      8.000% due 5/14/97                               45,766,797
    66,000,000      8.000% due 5/14/03                               52,014,834
--------------------------------------------------------------------------------
                                                                     97,781,631
--------------------------------------------------------------------------------
Austria -- 0.6%
                  Oesterreichischekontrollbank:
     2,000,000      9.000% due 5/21/97                                1,508,605
     8,000,000      10.250% due 7/27/99                               6,661,227
    10,000,000      10.750% due 8/8/01                                8,799,421
--------------------------------------------------------------------------------
                                                                     16,969,253
--------------------------------------------------------------------------------
Barbados -- 0.0%
     1,000,000    Barbados Government, 10.500% due 6/9/97             1,015,000
--------------------------------------------------------------------------------
Brazil -- 0.1%
     3,000,000    Banco Nac Desen, 10.375% due 4/27/98                3,155,625
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

    FACE
   AMOUNT+                         SECURITY                             VALUE
================================================================================
Canada -- 3.2%
       456,000    Algoma Steel Inc., 12.375% due 7/15/05              $ 512,270
     7,000,000    Autobahn Schnell, 10.125% due 3/15/01               6,003,820
     6,500,000    Electric Power Development Co., 8.750% due 6/11/97  4,912,006
     6,000,000    Eurofima, 10.750% due 7/31/01                       5,279,653
    60,000,000    Government of Canada, 9.000% due 12/1/04           51,724,354
     5,400,000    International Finance Corp., 7.750% due 8/18/98     4,208,423
     9,000,000    Kingdom of Sweden, 10.625% due 6/3/98               7,226,838
     2,000,000    Province of Alberta, 7.750% due 2/4/98              1,541,918
     7,000,000    Tokyo Electric Power, 10.500% due 6/14/01           6,081,708
--------------------------------------------------------------------------------
                                                                     87,490,990
--------------------------------------------------------------------------------
Czech Republic -- 0.1%
   100,000,000    Czech Electric Co., 14.375% due 1/27/01             3,605,163
--------------------------------------------------------------------------------
Denmark -- 1.9%
                  Kingdom of Denmark:
   100,000,000      8.000% due 5/15/03                               17,841,473
   200,000,000      7.000% due 12/15/04                              33,553,243
--------------------------------------------------------------------------------
                                                                     51,394,716
--------------------------------------------------------------------------------
Finland -- 0.5%
    56,000,000    Government of Finland, 9.500% due 3/15/04          13,993,978
--------------------------------------------------------------------------------
France -- 0.3%
    11,000,000    Electricite de France, 9.750% due 9/8/99            9,087,790
--------------------------------------------------------------------------------
Germany -- 5.1%
   220,000,000    Bundesobligation, 5.250% due 2/21/01              138,915,552
--------------------------------------------------------------------------------
Ireland -- 3.4%
    55,000,000    Republic of Ireland, 8.000% due 10/18/00           93,575,144
--------------------------------------------------------------------------------
Italy -- 2.9%
                  Buoni Poliennali Del Tesoro:
 40,000,000,000     8.500% due 8/1/99                                25,920,208
 80,000,000,000     8.500% due 8/1/04                                53,912,690
--------------------------------------------------------------------------------
                                                                     79,832,898
--------------------------------------------------------------------------------
Mexico -- 0.2%
    10,000,000    Mexican Value Recovery Rights, Expire 6/30/03(c)            0
                  United Mexican States:
     2,000,000      7.398% due 3/31/08(d)                             1,995,000
     5,000,000      Series B, 6.250% due 12/31/19                     3,781,250
--------------------------------------------------------------------------------
                                                                      5,776,250
--------------------------------------------------------------------------------
New Zealand -- 2.0%
                  New Zealand Government:
    52,000,000      6.500% due 2/15/00                               35,237,912
    27,000,000      10.000% due 3/15/02                              20,683,850
--------------------------------------------------------------------------------
                                                                     55,921,762
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

    FACE
   AMOUNT+                         SECURITY                             VALUE
================================================================================
Spain -- 5.2%
 3,150,000,000    European Investment Bank, 11.250% due 3/15/00    $ 26,329,953
                  Government of Spain:
 6,500,000,000      10.250% due 11/30/98                             50,798,990
 7,840,000,000      10.100% due 2/28/01                              65,470,083
--------------------------------------------------------------------------------
                                                                    142,599,026
--------------------------------------------------------------------------------
Sweden -- 2.4%
   400,000,000    Kingdom of Sweden, 10.250% due 5/5/03              66,762,912
--------------------------------------------------------------------------------
Thailand -- 0.1%
    50,000,000    ABN Ambro Bank N.V., 9.100% due 8/5/97              1,922,246
--------------------------------------------------------------------------------
Trinidad -- 0.1%
     2,000,000    Trinidad & Tobago, 11.500% due 11/20/97             2,062,500
--------------------------------------------------------------------------------
United Kingdom -- 3.6%
    59,600,000    U.K. Treasury , 7.750% due 9/8/06                  97,449,801
--------------------------------------------------------------------------------
Uruguay -- 0.2%
                  Uruguay Banco Central:
     4,500,000      6.750% due 2/19/21                                3,954,375
     2,000,000      Foreign, 6.500% due 2/18/07(d)                    1,900,000
--------------------------------------------------------------------------------
                                                                      5,854,375
--------------------------------------------------------------------------------
Venezuela -- 0.2%
                  Republic of Venezuela Foreign:
     1,000,000      6.813% due 12/28/98(d)                            1,000,000
     3,000,000      6.813% due 12/31/03(d)                            2,827,500
--------------------------------------------------------------------------------
                                                                      3,827,500
--------------------------------------------------------------------------------
                  TOTAL INTERNATIONAL SECTOR
                  (Cost-- $963,637,596)                             981,433,502
================================================================================
REPURCHASE AGREEMENT -- 1.7%
    47,932,000    CS First Boston Corp., 5.480% due 2/3/97;
                  Proceeds at maturity -- $47,953,889; (Fully
                  collateralized by U.S. Treasury Notes, 6.250%
                  due 10/31/01; Market value -- $48,914,618)
                  (Cost -- $47,932,000)                              47,932,000
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $2,654,457,996**)                      $2,743,791,864
================================================================================

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)  Security issued with attached warrants.
(c)  Non-income producing security.
(d)  Variable rate security.
+    Represents local currency.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

================================================================================
Statement of Assets and Liabilities (unaudited)                 January 31, 1997
================================================================================

ASSETS:
   Investments, at value (Cost-- $2,654,457,996)                $ 2,743,791,864
   Foreign currency (Cost-- $2,844,830)                               2,779,246
   Dividends and interest receivable                                 59,706,919
   Receivable for securities sold                                     5,134,573
   Receivable for Fund shares sold                                    4,959,670
   Receivable for open forward foreign currency contacts              1,756,265
--------------------------------------------------------------------------------
   Total Assets                                                   2,818,128,537
--------------------------------------------------------------------------------
LIABILITIES:
   Dividend payable                                                  18,285,398
   Payable for securities purchased                                   9,974,813
   Payable to bank                                                    1,312,180
   Investment advisory fees payable                                   1,070,303
   Distribution fees payable                                            743,074
   Administration fees payable                                          475,690
   Payable for Fund shares purchased                                     62,453
   Accrued expenses                                                     520,223
--------------------------------------------------------------------------------
   Total Liabilities                                                 32,444,134
--------------------------------------------------------------------------------
Total Net Assets                                                 $2,785,684,403
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                    $      348,626
   Capital paid in excess of par value                            2,792,152,285
   Undistributed net investment income                                5,032,624
   Accumulated net realized loss from security transactions        (100,960,629)
   Net unrealized appreciation of investments and foreign
     currencies                                                      89,111,497
--------------------------------------------------------------------------------
Total Net Assets                                                 $2,785,684,403
================================================================================
Shares Outstanding:
   Class A                                                           29,290,415
--------------------------------------------------------------------------------
   Class B                                                          302,829,560
--------------------------------------------------------------------------------
   Class C                                                            7,584,010
--------------------------------------------------------------------------------
   Class Y                                                            6,636,654
--------------------------------------------------------------------------------
   Class Z                                                            2,285,660
--------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                         $7.97
--------------------------------------------------------------------------------
   Class B *                                                              $7.99
--------------------------------------------------------------------------------
   Class C **                                                             $7.98
--------------------------------------------------------------------------------
   Class Y (and redemption price)                                         $7.97
--------------------------------------------------------------------------------
   Class Z (and redemption price)                                         $7.98
--------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.71% of net assets value per share)             $8.35
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended January 31, 1997
INVESTMENT INCOME:
   Interest                                                        $109,735,168
   Dividends                                                          2,676,983
   Less: Foreign withholding tax                                        (77,371)
--------------------------------------------------------------------------------
   Total Investment Income                                          112,334,780
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                         9,654,738
   Investment advisory fees (Note 2)                                  6,248,696
   Administration fees (Note 2)                                       2,777,198
   Shareholder and system servicing fees                                997,924
   Custody                                                              402,185
   Registration fees                                                     50,272
   Audit and legal                                                       24,382
   Shareholder communications                                            18,098
   Trustees' fees                                                        15,082
   Pricing service fees                                                  15,082
   Other                                                                 37,207
--------------------------------------------------------------------------------
   Total Expenses                                                    20,240,864
--------------------------------------------------------------------------------
Net Investment Income                                                92,093,916
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Gain From:
     Security transactions (excluding short-term securities)         14,487,355
     Foreign currency transactions                                   20,374,109
--------------------------------------------------------------------------------
   Net Realized Gain                                                 34,861,464
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments
   and Foreign Currencies:
     Beginning of period                                             52,871,839
     End of period                                                   89,111,497
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                           36,239,658
--------------------------------------------------------------------------------
Net Gain on Investments                                              71,101,122
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $163,195,038
================================================================================

                       See Notes to Financial Statements.

================================================================================
 Statements of Changes in Net Assets
================================================================================

For the Six Months Ended January 31, 1997 (unaudited)
and the Year Ended July 31, 1996
                                                      1997             1996
================================================================================
OPERATIONS:
   Net investment income                          $ 92,093,916    $ 177,161,540
   Net realized gain                                34,861,464       14,882,931
   Increase in net unrealized appreciation          36,239,658        5,832,962
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations          163,195,038      197,877,433
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                          (108,481,142)    (192,230,951)
   Capital                                                   --     (16,857,212)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                (108,481,142)    (209,088,163)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                259,396,961      480,703,999
   Net asset value of shares issued for
     reinvestment of dividends                      49,051,929      117,096,917
   Cost of shares reacquired                      (245,087,828)    (490,087,798)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                        63,361,062      107,713,118
--------------------------------------------------------------------------------
Increase in Net Assets                             118,074,958       96,502,388
NET ASSETS:
   Beginning of period                           2,667,609,445    2,571,107,057
--------------------------------------------------------------------------------
   End of period*                               $2,785,684,403   $2,667,609,445
================================================================================
* Includes undistributed net investment
    income of:                                      $5,032,624       $1,045,741
================================================================================


                       See Notes to Financial Statements.

================================================================================
 Notes to Financial Statements (unaudited)
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Diversified Strategic Income Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney Premium Total Return Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports. The Smith Barney Premium Total Return Fund changed its fiscal year end to December 31 and, therefore, the semi-annual report will be prepared as of June 30, 1997.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales were reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================

amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1996, reclassifications are made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $16,811,606 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. The Fund has also entered into a sub-advisory agreement with Smith Barney Global Capital Management ("Global Capital Management"), a subsidiary of SBH. From its fee, SBMFM pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. These fees are calculated daily and paid monthly.

     SBMFM also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the six months ended January 31, 1997, SB received sales charges of approximately $477,000 on sales of the Fund's Class A shares.

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================


     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the six months ended January 31, 1997, CDSCs paid to SB were:

                                         Class A         Class B       Class C
================================================================================
CDSCs                                    $3,000        $1,549,000      $12,000
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the six months ended January 31, 1997, total Distribution Plan fees incurred were:

                                         Class A         Class B       Class C
================================================================================
Distribution Plan Fees                  $278,036       $9,196,354      $180,348
================================================================================

All officers and one Trustee of the Trust are employees of SB.

     3.   INVESTMENTS

     During the six months ended January 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $1,146,988,370
--------------------------------------------------------------------------------
Sales                                                             1,162,990,674
================================================================================

     At January 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                     $112,876,559*
Gross unrealized depreciation                                      (23,542,691)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 89,333,868*
================================================================================

* Substantially the same for Federal income tax purposes.

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================


     4.   CAPITAL LOSS CARRYFORWARD

     At July 31, 1996, the Fund had, for Federal tax purposes, approximately $113,189,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                                          2003        2004
================================================================================
Carryforward Amounts                                   $22,009,000  $91,180,000
================================================================================

    5.  FORWARD FOREIGN CURRENCY CONTRACTS

    At January 31, 1997, the Fund had the following open forward foreign currency contracts:

                                Local         Market     Settlement  Unrealized
Foreign Currency              Currency         Value        Date        Gain
================================================================================
To Sell:
  Australian Dollar          64,000,000   $ 48,772,797     2/27/97    $ 680,002
  British Pound               4,000,000      6,406,801     2/27/97      129,199
  Canadian Dollar            31,400,000     23,329,966     2/27/97      120,370
  German Deutschmark        122,000,000     74,611,782     2/27/97       97,343
  Irish Punt                 22,600,000     35,938,097     2/27/97      221,903
  Spanish Peseta          7,000,000,000     50,497,855     2/27/97      451,625
  Swedish Krona              90,000,000     12,455,472     2/27/97       55,823
--------------------------------------------------------------------------------
Total Market Value and
Unrealized Gain on Forward
Foreign Currency Contracts                $252,012,770               $1,756,265
================================================================================

     6.   REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================


     7.   REVERSE REPURCHASE AGREEMENT

     The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities.The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

     At January 31, 1997, the Fund had no open reverse repurchase agreements.

     8.   SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     As of January 31, 1997, the Fund held no TBA securities.

     9.   SHARES OF BENEFICIAL INTEREST

     At January 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure, renaming the former Class C and Class D shares as Class Z and Class C shares, respectively.

     At January 31, 1997, total paid-in capital amounted to the following for each class:

                            Class A         Class B          Class C        Class Y       Class Z
====================================================================================================
Total Paid-in Capital    $227,948,633    $2,434,355,044    $59,474,110    $52,520,738    $18,202,386
====================================================================================================

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================


     Transactions in shares of each class were as follows:

                              Six Months Ended               Year Ended
                              January 31, 1997             July 31, 1996*
                           ---------------------        --------------------
                           Shares         Amount        Shares        Amount
================================================================================
Class A
Shares sold              6,060,486   $  48,557,886   10,064,712   $ 79,242,075
Shares issued on
   reinvestment            545,491       4,354,008    1,195,005      9,395,484
Shares redeemed         (3,245,883)    (26,001,389)  (7,912,833)   (62,199,723)
--------------------------------------------------------------------------------
Net Increase             3,360,094   $  26,910,505    3,346,884   $ 26,437,836
================================================================================
Class B
Shares sold             20,278,344   $ 162,591,612   42,794,620   $338,212,178
Shares issued on
   reinvestment          5,357,078      42,848,828   13,269,424    104,516,969
Shares redeemed        (26,647,792)   (213,598,289) (53,265,139)  (420,311,482)
--------------------------------------------------------------------------------
Net Increase (Decrease) (1,012,370)   $ (8,157,849)   2,798,905  $  22,417,665
================================================================================
Class C
Shares sold              2,435,469   $  19,498,126    4,096,751   $ 32,284,568
Shares issued on
   reinvestment            153,755       1,227,619      217,477      1,708,186
Shares redeemed           (408,363)     (3,273,535)    (534,146)    (4,194,091)
--------------------------------------------------------------------------------
Net Increase             2,180,861   $  17,452,210    3,780,082   $ 29,798,663
================================================================================
Class Y
Shares sold              3,354,610   $  26,789,796    3,547,674   $ 27,875,262
Shares issued on
   reinvestment              2,362          18,665       19,630        154,747
Shares redeemed           (166,209)     (1,305,442)    (121,413)      (955,401)
--------------------------------------------------------------------------------
Net Increase             3,190,763   $  25,503,019    3,445,891   $ 27,074,608
================================================================================
Class Z
Shares sold                244,083    $  1,959,541      391,370    $ 3,089,916
Shares issued on
   reinvestment             75,491         602,809      168,060      1,321,531
Shares redeemed           (114,430)       (909,173)    (308,090)    (2,427,101)
--------------------------------------------------------------------------------
Net Increase               205,144    $  1,653,177      251,340    $ 1,984,346
================================================================================


* Transactions for Class Y shares are for the period from October 10, 1995 (inception date) to July 31, 1996

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================


10.  FUND CONCENTRATION

     The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                  1997(1)      1996       1995     1994      1993(2)
===================================================================================
Net Asset Value, Beginning
  of Period                     $7.82       $7.85      $7.76     $8.41     $8.24
-----------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)       0.36        0.61       0.94      0.63      0.47
  Net realized and unrealized
    gain (loss)                  0.12        0.03      (0.18)    (0.52)     0.27
-----------------------------------------------------------------------------------
Total Income From Operations     0.48        0.64       0.76      0.11      0.74
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.33)      (0.62)     (0.48)    (0.56)    (0.45)
  Overdistributions of net
    investment income           --                     --        (0.06)    --
  Net realized gains            --                     --        (0.10)    (0.12)
  Capital                       --          (0.05)     (0.19)    (0.04)    --
-----------------------------------------------------------------------------------
Total Distributions             (0.33)      (0.67)     (0.67)    (0.76)    (0.57)
-----------------------------------------------------------------------------------
Net Asset Value, End of Period  $7.97       $7.82      $7.85     $7.76     $8.41
-----------------------------------------------------------------------------------
Total Return                     6.25%++     8.39%     10.35%     1.16%     9.30%++
-----------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)              $233,584    $202,700   $177,336   $76,019   $48,334
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                    1.04%+      1.04%      1.09%     1.10%     1.10%+
  Net investment income          8.91+       7.85       8.15      7.67      8.26+
-----------------------------------------------------------------------------------
Portfolio Turnover Rate            43%         90%        83%       93%      116%
-----------------------------------------------------------------------------------
Average commissions per share
  paid on equity
  transactions(4)               $0.00*      $0.00*        --        --        --
===================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(3) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                Per Share Decreases      Expense Ratios
                             in Net Investment Income  Without Fee Waivers
                             ------------------------  -------------------
                                 1995       1994          1995      1994
                                 ----       ----          ----      ----
    Class A                      $0.01     $0.00*         1.14%     1.12%

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                  1997(1)  1996     1995     1994     1993   1992
=================================================================================
Net Asset Value, Beginning
  of Period                     $7.83    $7.86    $7.76    $8.41    $8.55  $7.98
---------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)       0.34     0.58     0.70     0.59     0.65   0.68
  Net realized and unrealized
    gain (loss)                  0.13     0.01     0.02    (0.51)   (0.07)  0.64
---------------------------------------------------------------------------------
Total Income From Operations     0.47     0.59     0.72     0.08     0.58   1.32
---------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.31)   (0.57)   (0.44)   (0.54)   (0.58) (0.68)
  Overdistributions of net
    investment income           --                --       (0.06)   --     --
  Net realized gains            --                --       (0.10)   (0.14) --
  Capital                       --       (0.05)   (0.18)   (0.03)   --     (0.07)
---------------------------------------------------------------------------------
Total Distributions             (0.31)   (0.62)   (0.62)   (0.73)   (0.72) (0.75)
---------------------------------------------------------------------------------
Net Asset Value, End of Period  $7.99    $7.83    $7.86    $7.76    $8.41  $8.55
---------------------------------------------------------------------------------
Total Return                     6.09%++  7.80%   10.00%    0.66%    7.28% 17.12%
---------------------------------------------------------------------------------
Net Assets, End of
  Period (millions)            $2,420   $2,380   $2,367   $2,469   $2,105 $1,465
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                    1.52%+   1.52%    1.56%    1.57%    1.59%  1.62%
  Net investment income          8.37+    7.36     6.82     7.20     7.77   7.99
---------------------------------------------------------------------------------
Portfolio Turnover Rate            43%      90%      83%      93%     116%   125%
---------------------------------------------------------------------------------
Average commissions per share
  paid on equity
  transactions(3)               $0.00*   $0.00*      --       --       --     --
=================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the ratios of expenses to average net assets would have been as follows:

                                Per Share Decreases      Expense Ratios
                             in Net Investment Income  Without Fee Waivers
                             ------------------------  -------------------
                                 1995       1994          1995      1994
                                 ----       ----          ----      ----
    Class B                     $0.00*     $0.00*         1.61%     1.59%

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                    1997(1)    1996     1995(2)      1994    1993(3)
====================================================================================
Net Asset Value, Beginning
  of Period                       $7.81     $7.84      $7.76      $8.41    $8.36
------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)         0.32      0.52       1.16       0.55     0.22
  Net realized and unrealized
    gain (loss)                    0.16      0.07      (0.46)     (0.47)    0.06
------------------------------------------------------------------------------------
Total Income From Operations       0.48      0.59       0.70       0.08     0.28
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.31)    (0.57)     (0.44)     (0.54)   (0.20)
  Overdistributions of net
    investment income             --                   --         (0.06)   --
  Net realized gains              --                   --         (0.10)   (0.03)
  Capital                         --        (0.05)     (0.18)     (0.03)   --
------------------------------------------------------------------------------------
Total Distributions               (0.31)    (0.62)     (0.62)     (0.73)   (0.23)
------------------------------------------------------------------------------------
Net Asset Value, End of Period    $7.98     $7.81      $7.84      $7.76    $8.41
------------------------------------------------------------------------------------
Total Return                       6.31%++    7.82%      9.73%      0.66%    3.41%++
------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)          $60,499    $42,222    $12,730     $1,065      $11
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                      1.43%+    1.47%      1.46%      1.57%    1.50%+
  Net investment income            8.62+     7.61      10.23       7.20     7.87+
------------------------------------------------------------------------------------
Portfolio Turnover Rate              43%       90%        83%        93%     116%
------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(5)  $0.00*    $0.00*                --       --
====================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(3)  For the period from March 19, 1993 (inception date) to July 31, 1993.
(4) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                Per Share Decreases      Expense Ratios
                             in Net Investment Income  Without Fee Waivers
                             ------------------------  -------------------
                                 1995       1994          1995      1994
                                 ----       ----          ----      ----
    Class C                     $0.00*     $0.00*         1.51%     1.58%

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                                                1997(1)      1996(2)
==================================================================================
Net Asset Value, Beginning of Period                           $7.82       $7.89
----------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                         0.37        0.50
  Net realized and unrealized gain                              0.13        0.01
----------------------------------------------------------------------------------
Total Income From Operations                                    0.50        0.51
----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                        (0.35)      (0.53)
  Capital                                                       --         (0.05)
----------------------------------------------------------------------------------
Total Distributions                                            (0.35)      (0.58)
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $7.97       $7.82
----------------------------------------------------------------------------------
Total Return++                                                  6.45%       6.65%
----------------------------------------------------------------------------------
Net Assets, End of Period (000s)                             $52,924     $26,940
----------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                                      0.70%       0.69%
  Net investment income                                         9.48        8.54
----------------------------------------------------------------------------------
Portfolio Turnover Rate                                        43%         90%
----------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions                                  $0.00*      $0.00*
==================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2)  For the period from October 10, 1995 (inception date) to July 31, 1996.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Z Shares               1997(1)      1996     1995(2)     1994     1993(3)
===================================================================================
Net Asset Value, Beginning
  of Period                     $7.82       $7.85      $7.76     $8.41     $8.24
-----------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)       0.37        0.64       0.84      0.68      0.51
  Net realized and unrealized
    gain (loss)                  0.14        0.02      (0.06)    (0.54)     0.25
-----------------------------------------------------------------------------------
Total Income From Operations     0.51        0.66       0.78      0.14      0.76
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.35)      (0.63)     (0.49)    (0.59)    (0.47)
  Overdistributions of net
    investment income           --                     --        (0.06)    --
  Net realized gains            --                     --        (0.10)    (0.12)
  Capital                       --          (0.06)     (0.20)    (0.04)    --
-----------------------------------------------------------------------------------
Total Distributions             (0.35)      (0.69)     (0.69)    (0.79)    (0.59)
-----------------------------------------------------------------------------------
Net Asset Value, End of Period  $7.98       $7.82      $7.85     $7.76     $8.41
-----------------------------------------------------------------------------------
Total Return                     6.54%++     8.72%     10.94%     1.43%     9.47%++
-----------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)        $18,239     $16,270    $14,361   $11,552   $11,803
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                    0.69%+      0.70%      0.75%     0.75%     0.80%+
  Net investment income          9.25+       8.19       8.30      8.02      8.56+
-----------------------------------------------------------------------------------
Portfolio Turnover Rate            43%         90%        83%       93%      116%
-----------------------------------------------------------------------------------
Average commissions per share
  paid on equity
  transactions(5)               $0.00*      $0.00*        --        --        --
===================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2)  On November 7, 1994, the former Class C shares were renamed Class Z shares.
(3)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(4) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                Per Share Decreases      Expense Ratios
                             in Net Investment Income  Without Fee Waivers
                             ------------------------  -------------------
                                 1995       1994          1995      1994
                                 ----       ----          ----      ----
    Class Z                     $0.00*     $0.00*         0.80%     0.77%

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Smith Barney                                                       SMITH BARNEY
Diversified                                                        ------------
Strategic Income
Fund                                                        A Member of [LOGO]


Trustees                             Investment Adviser

Lee Abraham                          Smith Barney Mutual Funds
Antoinette C. Bentley                Management Inc.
Allan J. Bloostein
Richard E. Hanson, Jr.               Distributor
Heath B. McLendon
Madelon DeVoe Talley                 Smith Barney Inc.

                                     Custodian
Officers
                                     The Chase Manhattan Bank
Heath B. McLendon
Chairman and Investment Officer      Shareholder
                                     Servicing Agent
Jessica M. Bibliowicz
President                            First Data Investor Services Group, Inc.
                                     P.O. Box 9134
Lewis E. Daidone                     Boston, MA 02205-9134
Senior Vice President and
Treasurer                            This report is submitted  for the general
                                     information  of the  shareholders  of Smith
James E. Conroy                      Barney  Diversified  Strategic  Income
Vice President and                   Fund.  It is not  authorized  for
Investment Officer                   distribution  to  prospective  investors
                                     unless  accompanied  or preceded by an
John C. Bianchi                      effective  Prospectus for the Fund,  which
Vice President and                   contains  information  concerning the
Investment Officer                   Fund's investment policies and expenses
                                     as well as other pertinent information.
Simon Hildreth
Vice President and                   Smith Barney
Investment Officer                   Diversified Strategic
                                     Income Fund
Irving P. David                      388 Greenwich Street
Controller                           New York, New York 10013

Christina T. Sydor                   FD2174 3/97
Secretary



--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------


                                        Smith Barney
                                        Utilities Fund

                                        ------------------------------
                                        January 31, 1997


[Logo] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

---------------------------
Smith Barney Utilities Fund
---------------------------

Dear Shareholder:

In this semi-annual report, we summarize the prevailing economic and market conditions and outline our portfolio strategy for the Smith Barney Utilities Fund for the period ended January 31, 1997. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in this semi-annual report.

Fund Performance Update

For the six-month period ended January 31, 1997, the Smith Barney Utilities Fund generated a total return of 7.91% for the Class A shares, underperforming its Lipper Analytical Services, Inc. peer group average of 13.15% total return for the same period. (Lipper Analytical Services, Inc. is a major fund tracking organization.) The Smith Barney Utilities Fund places a greater emphasis on bonds than many of its peers. Since stocks tended to outperform bonds last year, the Smith Barney Utilities Fund underperformed relative to its peers. However, we believe this more conservative investment approach should provide investors with a steady and reliable income stream over the long term.

Market and Economic Overview

The U.S. economy in 1996, which had moderate inflation, stable-to-lower interest rates, and strong corporate earnings growth, proved quite favorable not only for the domestic equity markets, but worldwide equity markets as well. However, the domestic bond market experienced significant volatility as reports of a stronger-than-expected U.S. economy were released throughout the year. At the end of the year, the U.S. unemployment rate was approximately 5.3%. Higher employment, coupled with a surge in consumer spending, has led many bond investors to think the economy was growing faster than expected, which would cause inflation ultimately to rise. Although U.S. Treasuries performed well in the fall, renewed fears of inflation and the specter of a possible rate hike by the Federal Reserve Board drove up the yield of the benchmark 30-year Treasury bond to finish the year at 6.64%.

The economic outlook for 1997 calls for a continuation of slow to moderate growth without any significant inflation. In our view, the 30-year U.S. Treasury bond should trade in a fairly narrow range of 6.25% to 7%. This scenario is favorable for the fixed income markets and interest rate sensitive sectors such as electric utilities. However, higher overall market volatility may increase if there are any surprises regarding the U.S. economy or corporate earnings.

Fund's Industry Overview

Since our last report, electric utility stocks rallied from the mid-1996 lows to close the year with positive total returns. Overall, however, the past year was a challenging one for utility investors as the sector underperformed the broad based equity market. The continued strength of the equity market, a weaker fixed income market and regulatory uncertainty has diverted investor attention away from the traditional defensive characteristics of utilities. In our opinion, the disappointing performance of investor-owned electric utilities, and therefore the Fund, indicates that many investors have overlooked generally positive developments for the industry.

Two major themes emerged for utilities in 1996 -- the relatively positive regulatory decisions regarding industry restructuring and the rapid pace of mergers between electric companies and between electric utility and natural gas companies. The power generation industry continues its massive transformation toward a more competitive environment where power companies will compete for customers. The future of many electric companies was clouded with uncertainty while various restructuring plans were under review. Initiatives recently introduced in several states have begun to clarify the future direction and shape of the utility industry. We believe these proposals will prove to be more beneficial to some electric utility companies than originally expected because they not only recognize the need for lower rates, but also allow utilities an opportunity to recover costs for investments in uneconomic facilities -- so called stranded costs -- as the industry continues its transition phase. Many investors feared that utility companies would not be able to recoup any of their investments made in power plants and other facilities if competitive pressures cut their revenues. We believe these initiatives indicate that the industry is moving towards allowing utility companies to recover a portion of their capital costs through securitized bond issues. Electric utilities would use the money raised in these bond issues to improve their balance sheets and reduce rates charged to customers. The bonds would be repaid through a competitive transition charge added to customer bills. California and Pennsylvania are leaders in this deregulation trend and investors could see debt offerings from utilities in those states later this year. Although these proposals are still under review and their content will most likely vary widely from state to state, we believe that they offer electric utilities the opportunity to become more competitive.

In our opinion, the second major theme affecting the electric utility industry is the convergence of utility and natural gas companies. During 1996, there were ten proposed utility mergers including both electric utility companies and electric utility and natural gas companies. These proposed mergers included Texas Utilities/Enserch Corporation, Enova Corporation/Pacific Enterprises,

Duke Power/PanEnergy, Long Island Lighting/Brooklyn Union Gas Company. The goal of these merger proposals is to increase customers, lower costs, and improve customer service by enabling electric utilities to become full-service energy providers emphasizing the most economical fuel.

Fund's Investment Strategy

The Smith Barney Utility Fund continues to seek a combination of current income and long-term capital growth through careful stock selection and diversification. The Fund's structure is a balance between bonds and stocks with a current mix of approximately 59% stocks and 41% bonds. After two years of substantially above historical average returns, we believe that an increase in stock market volatility could refocus investor attention on electric utilities as their defensive nature becomes more appealing. Moreover, on a valuation basis, we think electric utilities are attractive investments when compared to the broad-based stock market. The relative price-to-earnings ratios of electric utilities are close to their historical lows and the relative yield spread is near historical highs, making the sector attractive for income-oriented investors. (The price-to-earning ratio, or P/E ratio, is a common method used by investors to determine a stock's relative value. The P/E ratio compares a stock's price to its current earning power.)

The changes occurring within the electric utility industry make individual stock selection very important to achieving competitive total returns. We expect a wide variance in total returns within the electric utility sector as individual states formulate plans to create a more competitive industry. We tend to favor higher-quality companies with strong earnings and dividend growth prospects, superior management teams and favorable environments. The Fund's stock selection continues to emphasize total return and not only current income. Since our last report, we have added to our holdings in Allegheny Power and General Public Utilities in the electric sector and established new positions in Equitable Resources and Pacific Enterprises in the natural gas sector. As the telecommunications sector continues to face its own competitive problems, we sold our holdings in American Telephone & Telegraph Corporation awaiting further clarification of their long-term competitive strategy. The fixed income portion of the Fund continues to focus on investment grade bonds. We have recently increased our holdings in telecommunication bonds since competition does not have an immediate impact on credit ratings and we believed the issues were attractively priced relative to the overall bond market.

Conclusion

For conservative income-oriented investors, utilities provide a good defensive balance to a diversified investment portfolio. While the industry is changing and becoming more competitive, we believe these changes represent competitive investment opportunities. Moreover, we believe that careful individual stock selection and broad diversification are essential to achieving investment goals. In our opinion, the Smith Barney Utilities Fund is a good vehicle for investors to participate in the utility industry while its diversification should help to reduce risk.

In closing, thank you for your investment in the Smith Barney Utilities Fund. We look forward to continuing to help you reach your financial goals.

Sincerely,


/s/ Heath B. McLendon                       /s/ Jack S. Levande

Heath B. McLendon                           Jack S. Levande
Chairman and                                Vice President and
Investment Officer                          Investment Officer


February 14, 1997

--------------------------------------------------------------------------------
 Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      --------------------
                      Beginning      End       Income     Capital Gain      Return       Total
Period Ended          of Period   of Period   Dividends   Distributions   of Capital   Returns(1)
================================================================================================
1/31/97               $14.51       $14.92      $0.41         $0.32          $0.00         7.91%+
------------------------------------------------------------------------------------------------
7/31/96                14.03        14.51       0.82          0.00           0.00         9.21
------------------------------------------------------------------------------------------------
7/31/95                13.28        14.03       0.82          0.08           0.02        13.24
------------------------------------------------------------------------------------------------
7/31/94                15.97        13.28       0.83          0.50           0.00        (8.99)
------------------------------------------------------------------------------------------------
Inception*
  -7/31/93             14.36        15.97       0.64          0.13           0.00        17.01+
================================================================================================
Total                                          $3.52         $1.03          $0.02
================================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      --------------------
                      Beginning      End       Income     Capital Gain      Return       Total
Period Ended          of Period   of Period   Dividends   Distributions   of Capital   Returns(1)
================================================================================================
1/31/97               $14.51       $14.92      $0.37         $0.32          $0.00         7.67%+
------------------------------------------------------------------------------------------------
7/31/96                14.02        14.51       0.75          0.00           0.00         8.78
------------------------------------------------------------------------------------------------
7/31/95                13.28        14.02       0.76          0.08           0.02        12.62
------------------------------------------------------------------------------------------------
7/31/94                15.97        13.28       0.75          0.50           0.00        (9.52)
------------------------------------------------------------------------------------------------
7/31/93                14.83        15.97       0.80          0.15           0.00        14.69
------------------------------------------------------------------------------------------------
7/31/92++              13.95        14.83       0.35          0.00           0.01         8.98+
------------------------------------------------------------------------------------------------
2/28/92                13.21        13.95       0.84          0.15           0.03        13.63
------------------------------------------------------------------------------------------------
2/28/91                12.93        13.21       0.90          0.10           0.00        10.46
------------------------------------------------------------------------------------------------
2/28/90                12.09        12.93       0.90          0.21           0.00        16.34
------------------------------------------------------------------------------------------------
Inception*
  -2/28/89             12.00        12.09       0.57          0.15           0.00         6.80+
================================================================================================
Total                                          $6.99         $1.66          $0.06
================================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      --------------------
                      Beginning      End       Income     Capital Gain      Return       Total
Period Ended          of Period   of Period   Dividends   Distributions   of Capital   Returns(1)
================================================================================================
1/31/97               $14.51       $14.90      $0.37         $0.32          $0.00         7.55%+
------------------------------------------------------------------------------------------------
7/31/96                14.02        14.51       0.75          0.00           0.00         8.80
------------------------------------------------------------------------------------------------
7/31/95                13.28        14.02       0.76          0.08           0.02        12.62
------------------------------------------------------------------------------------------------
7/31/94                15.97        13.28       0.75          0.50           0.00        (9.52)
------------------------------------------------------------------------------------------------
Inception*
  -7/31/93             15.17        15.97       0.39          0.02           0.00         8.08+
================================================================================================
Total                                          $3.02          $0.92         $0.02
================================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      --------------------
                      Beginning      End       Income     Capital Gain      Return       Total
Period Ended          of Period   of Period   Dividends   Distributions   of Capital   Returns(1)
================================================================================================
1/31/97               $14.52       $14.94      $0.42         $0.32          $0.00         8.17%+
------------------------------------------------------------------------------------------------
Inception*
  -7/31/96             14.88        14.52       0.71          0.00           0.00         2.28+
================================================================================================
Total                                          $1.13         $0.32          $0.00
================================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      --------------------
                      Beginning      End       Income     Capital Gain      Return       Total
Period Ended          of Period   of Period   Dividends   Distributions   of Capital   Returns(1)
================================================================================================
1/31/97               $14.52       $14.95      $0.42         $0.32          $0.00         8.10%+
------------------------------------------------------------------------------------------------
7/31/96                14.02        14.52       0.85          0.00           0.00         9.62
------------------------------------------------------------------------------------------------
7/31/95                13.28        14.02       0.87          0.08           0.02        13.55
------------------------------------------------------------------------------------------------
7/31/94                15.97        13.28       0.87          0.50           0.00        (8.78)
------------------------------------------------------------------------------------------------
Inception*
  -7/31/93             14.36        15.97       0.66          0.14           0.00        17.21+
================================================================================================
Total                                          $3.67         $1.04          $0.02
================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------

                                             Without Sales Charge(1)
                                   ---------------------------------------------
                                   Class A  Class B  Class C   Class Y  Class Z
================================================================================
Six Months Ended 1/31/97+           7.91%    7.67%    7.55%     8.17%    8.10%
--------------------------------------------------------------------------------
Year Ended 1/31/97                  2.31     1.84     1.75      2.18     2.61
--------------------------------------------------------------------------------
Five Years Ended 1/31/97             N/A     8.24      N/A       N/A      N/A
--------------------------------------------------------------------------------
Inception* through 1/31/97          8.64    10.01     6.55      7.95     8.95
================================================================================

                                              With Sales Charge(2)
                                   ---------------------------------------------
                                   Class A  Class B  Class C   Class Y  Class Z
================================================================================
Six Months Ended 1/31/97+           2.54%    2.67%    6.55%     8.17%    8.10%
--------------------------------------------------------------------------------
Year Ended 1/31/97                 (2.82)   (3.16)    0.75      2.18     2.61
--------------------------------------------------------------------------------
Five Years Ended 1/31/97             N/A     8.09      N/A       N/A      N/A
--------------------------------------------------------------------------------
Inception* through 1/31/97          7.33    10.01     6.55      7.59     8.95
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/97)                             42.08%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/97)                             132.61
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/97)                             28.84
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/97)                             10.10
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/97)                             43.83
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC charge is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ For the period from March 1, 1992 to July 31, 1992, which reflects a change in the fiscal year end of the Fund.

* Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, March 28, 1988, February 4, 1993, October 9, 1995 and November 6, 1992, respectively.

--------------------------------------------------------------------------------
 Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class B Shares of
                       the Smith Barney Utilities Fund vs.
         Standard & Poor's 500 Index and Lipper Utilities Fund Average+

--------------------------------------------------------------------------------

                            March 1988 - January 1997

 [The following table is represented as a line graph in the printed material.]

--------------------------------------------------------------------------------
                     Smith Barney          Lipper Utilities    Standard & Poor's
  Date              Utilities Fund           Fund Average          500 Index
--------------------------------------------------------------------------------
3/28/88                 10,000                  10,000               10,000
--------------------------------------------------------------------------------
  7/88                  10,208                  10,476               10,624
--------------------------------------------------------------------------------
  7/89                  12,210                  13,180               14,012
--------------------------------------------------------------------------------
  7/90                  12,785                  13,670               14,923
--------------------------------------------------------------------------------
  7/91                  14,362                  14,948               16,822
--------------------------------------------------------------------------------
  7/92                  16,997                  17,917               18,970
--------------------------------------------------------------------------------
  7/93                  19,494                  21,008               20,624
--------------------------------------------------------------------------------
  7/94                  17,636                  19,744               21,685
--------------------------------------------------------------------------------
  7/95                  19,861                  21,745               27,338
--------------------------------------------------------------------------------
  7/96                  21,605                  24,239               31,864
--------------------------------------------------------------------------------
1/31/97                 23,262                  27,426               39,553
--------------------------------------------------------------------------------

+ Hypothetical illustration of $10,000 invested in Class B shares at inception on March 28, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1997. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Analytical Services, Inc. Utilities Fund Average ("Lipper Utilities Fund Average") is composed of the Fund's peer group of mutual funds (13 funds as of January 31, 1997) investing in utilities securities. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
 Portfolio Highlights (unaudited)                               January 31, 1997
--------------------------------------------------------------------------------

Portfolio Breakdown

  [The following table is represented as a pie graph in the printed material.]


                  Electric & Gas            86.7%
                  Telephone                 13.0%
                  Repurchase Agreement       0.3%


                                                               Percentage of
Company                                                      Total Investments
================================================================================
Top Five Equity Holdings
FPLGroup Inc.                                                          4.6%
Texas Utilities Co.                                                    4.2
Edison International                                                   3.1
Panenergy Corp.                                                        2.9
Cinergy Corp.                                                          2.9

Top Five Bond Holdings
Utilicorp United Inc.                                                  2.6%
Hydro-Quebec                                                           2.5
Bell South Telecommunications                                          2.4
GTE Corp.                                                              2.3
US West Communications                                                 1.7
================================================================================

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited)                            January 31, 1997
--------------------------------------------------------------------------------

   SHARES                        SECURITY                             VALUE
================================================================================
COMMON STOCKS -- 59.1%
================================================================================
Electric & Gas -- 56.0%
   750,000        Allegheny Power System, Inc.                     $ 22,968,750
 1,000,000        American Electric Power Co.                        41,375,000
   675,000        Baltimore Gas & Electric Co.                       18,562,500
   500,000        Carolina Power & Light Co.                         18,812,500
 1,200,000        Cinergy Corp.                                      41,400,000
   350,000        Cipsco                                             12,643,750
   700,000        Coastal Corp.                                      33,862,500
   600,000        Consolidated Edison Co. of New York, Inc.          18,600,000
   525,000        Dominion Resources, Inc.                           20,803,125
   500,000        DPL, Inc.                                          12,250,000
 1,000,000        DTE Energy Co.                                     31,375,000
 2,100,000        Edison International                               44,887,500
   500,000        Entergy Corp.                                      13,437,500
   250,000        Equitable Resources, Inc.                           8,125,000
 1,500,000        FPL Group, Inc.                                    66,375,000
   777,900        General Public Utilities Corp.                     26,059,650
 1,200,000        Houston Industries, Inc.                           27,150,000
 1,065,000        Kansas City Power & Light Co.                      30,751,875
   500,000        Long Island Lighting Co.                           11,375,000
   110,000        New York State Electric & Gas Corp.                 2,502,500
   372,000        Niagara Mohawk Power Corp.                          3,766,500
 1,000,000        Nipsco                                             39,000,000
   273,200        Pacific Enterprises                                 8,230,150
   850,000        Pacificorp.                                        18,062,500
   900,000        Panenergy Corp.                                    41,512,500
   250,000        Peco Energy Co.                                     5,750,000
   400,000        Pennsylvania Power & Light Co.                      9,050,000
   500,000        Pinnacle West Capital Corp.                        15,812,500
   800,000        Public Service Co. of Colorado                     31,200,000
   650,000        SCANA Corp.                                        16,981,250
   500,000        Sierra Pacific Resources                           14,187,500
 1,200,000        Southern Co.                                       26,250,000
   250,000        Southwest Gas Corp.                                 4,937,500
 1,500,000        Texas Utilities Co.                                60,750,000
   250,000        Unicom Corp.                                        5,906,250
--------------------------------------------------------------------------------
                                                                    804,713,800
--------------------------------------------------------------------------------
Telephone -- 3.1%
   750,000        GTE Corp.                                          35,250,000
   500,000        U.S. West Media Group                               9,312,500
                                                                     44,562,500
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost-- $731,368,956)                             849,276,300
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited) (continued)                January 31, 1997
--------------------------------------------------------------------------------
    FACE
   AMOUNT                        SECURITY                             VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 40.6%
================================================================================
Electric & Gas -- 30.6%
$5,000,000        Arkansas Power & Light Co., 8.700% due 11/1/22 $    4,987,500
15,000,000        Atlantic City Electric Co., 7.000% due 8/1/28      13,406,250
                  Boston Edison Co.:
 5,000,000          9.875% due 6/1/20                                 5,437,500
 7,000,000          8.250% due 9/15/22                                6,816,250
11,950,000        Carolina Power & Light Co., 8.625% due 9/15/21     13,369,063
 4,000,000        Central Power & Light Co., 7.500% due 4/1/23        3,830,000
 2,800,000        Cincinnati Gas & Electric Co., 8.500% due
                    9/1/22                                            2,796,500
 3,000,000        Cleveland Electric Illuminating Co., 9.000%
                    due 7/1/23                                        3,022,500
                  Coastal Corp.:
 2,000,000          10.750% due 10/1/10                               2,605,000
 2,000,000          9.625% due 5/15/12                                2,375,000
 5,000,000          7.750% due 10/15/35                               4,893,750
10,000,000        Columbia Gas Systems, Inc., 7.620% due 11/28/25     9,562,500
                  Commonwealth Edison Co.:
 2,000,000          7.500% due 7/1/13                                 1,952,500
14,250,000          8.375% due 9/15/22                               14,250,000
                  Duquesne Light Co.:
 3,000,000          7.625% due 4/15/23                                2,846,250
15,000,000          7.550% due 6/15/25                               14,156,250
12,000,000        Equitable Resources, Inc., 7.750% due 7/15/26      12,255,000
 8,000,000        Gulf Power Co., 6.875% due 1/1/26                   7,420,000
15,100,000        Houston Lighting & Power Co., 9.150% due 3/15/21   17,742,500
                  Hydro-Quebec:
20,000,000          8.250% due 1/15/27                               21,350,000
12,500,000          8.625% due 6/15/29                               13,906,250
11,800,000        Idaho Power Co., 8.750% due 3/15/27                12,493,250
13,000,000        Illinois Power Co., 7.500% due 7/15/25             12,236,250
 7,500,000        Kentucky Utilities Co., 8.550% due 5/15/27          7,818,750
 5,000,000        Louisiana Power and Light Co., 8.750% due 3/1/26    5,087,500
                  Mississippi Power & Light Co.:
17,000,000          8.650% due 1/15/23                               18,126,250
 4,800,000          6.875% due 12/1/25                                4,368,000
 2,000,000        Narragansett Power Co., 9.125% due 5/1/21           2,117,500
 3,000,000        Nevada Power & Light Co., 8.500% due 1/1/23         3,086,250
18,450,000        New Orleans Public Service, Inc., 8.000% due
                    3/1/23                                           18,196,312
                  New York State Electric & Gas Co.:
11,750,000          8.300% due 12/15/22                              11,985,000
 2,250,000          7.450% due 7/15/23                                2,148,750
 2,000,000        Northern States Power Co., 7.375% due 12/1/26       1,955,000
 4,250,000        Pacific Gas & Electric Co., 6.750% due 10/1/23      3,782,500
10,000,000        Pacific Gas Transmission, 7.800% due 6/1/25         9,862,500
 4,000,000        PacifiCorp, 6.710% due 6/15/26                      3,620,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited) (continued)                January 31, 1997
--------------------------------------------------------------------------------
    FACE
   AMOUNT                        SECURITY                             VALUE
================================================================================
Electric & Gas -- 30.6% (continued)
                  Pennsylvania Power & Light Co.:
$7,500,000          8.500% due 5/1/22                            $    7,781,250
 3,100,000          6.750% due 10/1/23                                2,759,000
 6,000,000        Portland General Electric Co., 7.750% due
                    4/15/23                                           5,820,000
                  Potomac Electric Power Co.:
 5,800,000          7.375% due 9/15/25                                5,582,500
 5,000,000          8.500% due 5/15/27                                5,287,500
10,000,000        Public Service Co. of Colorado, 8.750% due
                    3/1/22                                           10,587,500
 7,000,000        Public Service Electric & Gas Co., 9.250% due
                    6/1/21                                            8,242,500
 3,000,000        Selkirk Cogen, 8.980% due 6/26/12                   3,195,000
10,000,000        South Carolina Electric & Gas Co., 7.625% due
                    6/1/23                                            9,900,000
15,000,000        South West Gas, 8.000% due 8/1/26                  15,300,000
15,000,000        Southwestern Electric Power Co., 6.875% due
                    10/1/25                                          13,893,750
 6,000,000        Texas Utilities, 7.875% due 3/1/23                  6,045,000
                  Utilicorp United, Inc.:
23,000,000          9.000% due 11/15/21                              24,581,250
13,000,000          8.000% due 3/1/23                                12,886,250
 6,500,000        Western Pennsylvania Power Co., 8.875% due
                    2/1/21                                            6,849,375
 4,500,000        Western Resources, 8.500% due 7/1/22                4,601,250
--------------------------------------------------------------------------------
                                                                    439,176,500
--------------------------------------------------------------------------------
Telephone -- 10.0%
                  Bell South Telecommunications:
21,500,000          7.625% due 5/15/35                               21,688,125
13,500,000          7.000% due 12/1/2095                             12,993,750
 7,500,000        Century Telephone Enterprises, Inc., 7.200%
                    due 12/1/25                                       7,031,250
                  GTE Corp.:
 5,000,000          8.750% due 11/1/21                                5,650,000
10,000,000          7.830% due 5/1/23                                 9,862,500
17,500,000          7.900% due 2/1/27                                17,696,875
 6,000,000        GTE Northwest, 7.875% due 6/1/26                    6,097,500
                  MCI Communications Corp.:
 5,000,000          8.250% due 1/20/23                                5,206,250
18,500,000          8.250% due 3/23/25                               18,430,625
                  Pacific Bell:
 5,000,000          7.500% due 2/1/33                                 4,812,500
10,000,000          7.375% due 7/15/43                                9,587,500
26,500,000        US West Communications Group, 6.875% due 9/15/33   23,783,750
--------------------------------------------------------------------------------
                                                                    142,840,625
--------------------------------------------------------------------------------
                  TOTAL CORPORATE BONDS AND NOTES
                  (Cost-- $576,025,348)                             582,017,125
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited) (continued)                January 31, 1997
--------------------------------------------------------------------------------
    FACE
   AMOUNT                        SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT -- 0.3%
$3,873,000        Chase Manhattan Bank, 5.498% due 2/3/97;
                  Proceeds at maturity -- $3,874,774;
                  (Fully collateralized by U.S. Treasury Note,
                  6.375% due 3/31/01; Market value -- $3,950,482)
                  (Cost -- $3,873,000)                           $    3,873,000
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $1,311,267,304*)                       $1,435,166,425
================================================================================
* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities (unaudited)                January 31, 1997
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost-- $1,311,267,304)                  $1,435,166,425
   Cash                                                                1,595,651
   Receivable for securities sold                                     31,134,179
   Receivable for Fund shares sold                                       331,689
   Dividends and interest receivable                                  14,210,379
--------------------------------------------------------------------------------
   Total Assets                                                    1,482,438,323
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   22,884,789
   Dividend payable                                                    6,202,652
   Distribution fees payable                                           1,110,718
   Investment advisory fees payable                                      565,558
   Administration fees payable                                           251,389
   Payable for Fund shares purchased                                      78,156
   Accrued expenses                                                      924,574
--------------------------------------------------------------------------------
   Total Liabilities                                                  32,017,836
--------------------------------------------------------------------------------
Total Net Assets                                                  $1,450,420,487
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $       97,220
   Capital paid in excess of par value                             1,313,672,057
   Undistributed net investment income                                   795,963
   Accumulated net realized gains from security transactions          11,956,126
   Net unrealized appreciation of investments                        123,899,121
--------------------------------------------------------------------------------
Total Net Assets                                                  $1,450,420,487
================================================================================
Shares Outstanding:
   Class A                                                            17,461,120
   -----------------------------------------------------------------------------
   Class B                                                            77,038,690
   -----------------------------------------------------------------------------
   Class C                                                               716,765
   -----------------------------------------------------------------------------
   Class Y                                                             1,069,007
   -----------------------------------------------------------------------------
   Class Z                                                               934,054
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                         $14.92
   -----------------------------------------------------------------------------
   Class B*                                                               $14.92
   -----------------------------------------------------------------------------
   Class C**                                                              $14.90
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                         $14.94
   -----------------------------------------------------------------------------
   Class Z (and redemption price)                                         $14.95
   -----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 5.26% of net asset value per share)               $15.71
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended January 31, 1997

INVESTMENT INCOME:
   Dividends                                                        $ 25,479,190
   Interest                                                           24,428,980
--------------------------------------------------------------------------------
   Total Investment Income                                            49,908,170
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                          5,096,530
   Investment advisory fees (Note 2)                                   3,526,141
   Administration fees (Note 2)                                        1,567,174
   Shareholder and system servicing fees                                 747,690
   Shareholder communications                                            235,365
   Registration fees                                                      40,219
   Custody                                                                38,710
   Audit and legal                                                        25,136
   Trustees' fees                                                         15,082
   Insurance fees                                                         15,082
   Pricing fees                                                            6,033
   Other                                                                  58,968
--------------------------------------------------------------------------------
   Total Expenses                                                     11,372,130
--------------------------------------------------------------------------------
Net Investment Income                                                 38,536,040
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
    (excluding short-term securities):
     Proceeds from sales                                             525,109,402
     Cost of securities sold                                         513,183,233
--------------------------------------------------------------------------------
   Net Realized Gain                                                  11,926,169
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                              56,728,484
     End of period                                                   123,899,121
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            67,170,637
--------------------------------------------------------------------------------
Net Gain on Investments                                               79,096,806
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $117,632,846
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended January 31, 1997 (unaudited) and the Year Ended July 31, 1996

                                                              1997             1996
========================================================================================
OPERATIONS:
   Net investment income                               $    38,536,040   $    92,572,143
   Net realized gain                                        11,926,169        66,480,225
   Increase (decrease) in net unrealized appreciation       67,170,637        (3,572,589)
----------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                  117,632,846       155,479,779
----------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                   (39,616,918)      (90,695,144)
   Net realized gains                                      (32,857,230)             --
----------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions To Shareholders                         (72,474,148)      (90,695,144)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sales                                  51,257,914       184,600,350
   Net asset value of shares issued in connection
     with the transfer of Smith Barney Funds, Inc.--
     Utility Portfolio's net assets (Note 6)                      --          77,275,976
   Net asset value of shares issued for
     reinvestment of dividends                              51,888,493        69,393,301
   Cost of shares reacquired                              (308,007,630)     (546,072,751)
----------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund
     Share Transactions                                   (204,861,223)     (214,803,124)
----------------------------------------------------------------------------------------
Decrease in Net Assets                                    (159,702,525)     (150,018,489)
NET ASSETS:
   Beginning of period                                   1,610,123,012     1,760,141,501
----------------------------------------------------------------------------------------
   End of period*                                      $ 1,450,420,487   $ 1,610,123,012
========================================================================================
* Includes undistributed net investment income of:     $       795,963   $     1,876,841
========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Utilities Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Tax-Exempt Income Fund and Smith Barney Exchange Reserve Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports. The Smith Barney Premium Total Return Fund changed its fiscal year end to December 31 and, therefore, the semi-annual report will be prepared as of June 30, 1997.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. Government and Agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $78,795 and a portion of undistributed net investment income amounting to $158 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
 Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net asset. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the six months ended January 31, 1997, SB received sales charges of approximately $32,000 on sales of the Fund's Class A shares and brokerage commissions of $80,610.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the six months ended January 31, 1997, CDSCs paid to SB were approximately:

                                                 Class A     Class B     Class C
================================================================================
CDSCs                                            $1,000    $1,382,000    $1,000
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class. For the six months ended January 31, 1997, total Distribution Plan fees incurred were as follows:

                                                Class A     Class B     Class C
================================================================================
Distribution Plan Fees                         $338,417   $4,718,278    $39,835
================================================================================

     All officers and one Trustee of the Trust are employees of SB.

--------------------------------------------------------------------------------
 Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     3. INVESTMENTS

     During the six months ended January 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $ 297,074,226
--------------------------------------------------------------------------------
Sales                                                                525,109,402
================================================================================

     At January 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                    $ 139,393,990 *
Gross unrealized depreciation                                      (15,494,869)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $ 123,899,121 *
================================================================================
* Substantially the same for Federal income tax purposes.

     4. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. SHARES OF BENEFICIAL INTEREST

     At January 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure, renaming the former Class D and C shares as Class C and Z shares, respectively.

     At January 31, 1997, total paid-in capital amounted to the following for each class:

                             Class  A        Class B      Class C      Class Y      Class Z
==============================================================================================
 Total Paid-in Capital     $237,867,426  $1,034,880,634  $10,821,337  $15,852,295  $14,347,585
==============================================================================================

--------------------------------------------------------------------------------
 Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                       Six Months Ended                  Year Ended
                                       January 31, 1997                 July 31, 1996
                                  --------------------------      --------------------------
                                    Shares         Amount           Shares         Amount
============================================================================================
Class A
Shares sold                        1,549,239   $  22,962,451       5,522,642   $  84,582,536
Net asset value of shares
   issued in connection
   with the transfer of
   Smith Barney Funds,
   Inc. - Utility Portfolio's
   net assets (Note 6)                  --              --         4,473,406      67,910,384
Shares issued on reinvestment        628,950       9,424,042         686,576      10,274,588
Shares redeemed                   (3,061,959)    (45,681,374)     (4,384,228)    (65,447,502)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)             (883,770)  $ (13,294,881)      6,298,396   $  97,320,006
============================================================================================
Class B
Shares sold                        1,264,678   $  18,828,459       5,598,593   $  83,916,266
Net asset value of shares
   issued in connection
   with the transfer of
   Smith Barney Funds,
   Inc. - Utility Portfolio's
   net assets (Note 6)                  --              --           130,708       1,973,562
Shares issued on reinvestment      2,763,206      41,392,697       3,863,108      57,767,942
Shares redeemed                  (17,324,133)   (257,811,992)    (31,436,995)   (470,651,907)
--------------------------------------------------------------------------------------------
Net Decrease                     (13,296,249)  $(197,590,836)    (21,844,586)  $(326,994,137)
============================================================================================
Class C
Shares sold                           50,134   $     742,920         252,794   $   3,788,442
Net asset value of shares
   issued in connection
   with the transfer of
   Smith Barney Funds,
   Inc. - Utility Portfolio's
   net assets (Note 6)                  --              --           486,438       7,392,030
Shares issued on reinvestment         27,438         410,915          28,059         421,315
Shares redeemed                     (149,461)     (2,240,103)       (258,618)     (3,895,440)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)              (71,889)  $  (1,086,268)        508,673   $   7,706,347
============================================================================================
Class Y
Shares sold                          544,579   $   8,084,217         681,967   $  10,097,754
Shares issued on reinvestment              4              64           4,680          71,463
Shares redeemed                         (168)         (2,427)       (162,055)     (2,399,434)
--------------------------------------------------------------------------------------------
Net Increase                         544,415   $   8,081,854         524,592   $   7,769,783
============================================================================================
Class Z
Shares sold                           43,047   $     639,867         147,037   $   2,215,352
Shares issued on reinvestment         44,089         660,775          57,372         857,993
Shares redeemed                     (152,799)     (2,271,734)       (247,957)     (3,678,468)
--------------------------------------------------------------------------------------------
Net Decrease                         (65,663)  $    (971,092)        (43,548)  $    (605,123)
============================================================================================

--------------------------------------------------------------------------------
 Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     6. TRANSFER OF NET ASSETS

     On November 17, 1995, the Fund acquired the assets and certain liabilities of the Smith Barney Funds, Inc. -- Utility Portfolio ("Utility Portfolio") pursuant to a plan of reorganization approved by Utility Portfolio shareholders on November 15, 1995. Total shares issued by the Fund and the total net assets of Utility Portfolio on the date of transfer were:

                                                    Total Net
                                    Shares          Assets of       Total Net
                                   Issued by         Acquired       Assets of
Acquired Portfolio                 the Fund         Portfolio       the Fund
================================================================================
Utility Portfolio                  5,090,552       $77,275,976    $1,917,693,490
================================================================================

     The total net assets of the Utility Portfolio before acquisition included unrealized appreciation of $7,088,433, an overdistribution of income of $43,610 and a net realized loss of $74,262. Total net assets of the Fund immediately after the transfer were $1,994,969,466. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code.

     7. CONCENTRATION OF CREDIT RISK

     Because the Fund concentrates its investments in the utilities industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The economic risks associated with the concentration of the Fund in only one industry could mean that adverse conditions could substantially impact the income earned by the Fund and the value of the Fund's holdings.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                   1997(1)    1996      1995     1994     1993(2)
=================================================================================================
Net Asset Value, Beginning of Period        $ 14.51      $ 14.03    $ 13.28    $ 15.97    $ 14.36
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                       0.40         0.83       0.85       0.56       0.66
   Net realized and unrealized gain (loss)     0.74         0.47       0.82      (1.92)      1.72
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            1.14         1.30       1.67      (1.36)      2.38
-------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      (0.41)       (0.82)     (0.82)     (0.80)     (0.63)
   Overdistribution of net investment
     income                                    --           --         --        (0.03)     (0.01)
   Net realized gains                         (0.32)        --         --        (0.50)     (0.13)
   Overdistribution of net realized gains      --           --        (0.08)      --         --
   Capital                                     --           --        (0.02)      --         --
-------------------------------------------------------------------------------------------------
Total Distributions                           (0.73)       (0.82)     (0.92)     (1.33)     (0.77)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 14.92      $ 14.51    $ 14.03    $ 13.28    $ 15.97
-------------------------------------------------------------------------------------------------
Total Return                                   7.91%++      9.21%     13.24%     (8.99)%    17.01%++
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $260,592     $266,163   $168,963   $41,458    $53,856
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                    1.05%+       1.04%      1.07%      1.07%      1.07%+
   Net investment income                       5.29+        5.55       6.36       5.54       5.67+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          20%          58%        36%        28%        37%
-------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (3)          $  0.06      $  0.06       --         --         --
=================================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                              1997(1)       1996       1995       1994       1993      1992(2)
===========================================================================================================
Net Asset Value, Beginning of
   Period                                  $ 14.51      $ 14.02    $ 13.28    $ 15.97    $ 14.83    $ 13.95
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                      0.36         0.77       0.78       0.75       0.79       0.35
   Net realized and unrealized
     gain (loss)                              0.74         0.47       0.82      (2.19)      1.30       0.89
-----------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                            1.10         1.24       1.60      (1.44)      2.09       1.24
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.37)       (0.75)     (0.76)     (0.72)     (0.79)     (0.35)
   Overdistribution of net investment
     income                                    --           --         --       (0.03)     (0.01)       --
   Net realized gains                        (0.32)         --         --       (0.50)     (0.15)       --
   Overdistribution of net realized gains      --           --       (0.08)       --         --         --
   Capital                                     --           --       (0.02)       --         --       (0.01)
-----------------------------------------------------------------------------------------------------------
Total Distributions                          (0.69)       (0.75)     (0.86)     (1.25)     (0.95)     (0.36)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $ 14.92      $ 14.51    $ 14.02    $ 13.28    $ 15.97    $ 14.83
-----------------------------------------------------------------------------------------------------------
Total Return                                  7.67%++      8.78%     12.62%     (9.52)%    14.69%      8.98%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of
   Period (millions)                       $ 1,149      $ 1,310    $ 1,573    $ 1,823    $ 2,766    $ 1,721
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   1.55%+       1.55%      1.56%      1.54%      1.56%      1.57%+
   Net investment income                      4.81+        5.13       5.82       5.07       5.17       5.78+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         20%          58%        36%        28%        37%        10%
-----------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (3)         $  0.06      $  0.06        --         --         --         --
===========================================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2)  For the period from March 1, 1992 to July 31, 1992.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                                 1997(1)        1996       1995(2)       1994      1993(3)
========================================================================================================
Net Asset Value, Beginning of Period          $  14.51      $  14.02    $  13.28    $  15.97    $  15.17
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                          0.36          0.77        0.78        0.73        0.35
   Net realized and unrealized gain (loss)        0.72          0.47        0.82       (2.17)       0.86
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.08          1.24        1.60       (1.44)       1.21
--------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.37)        (0.75)      (0.76)      (0.72)      (0.38)
   Overdistribution of net investment income      --            --          --         (0.03)      (0.01)
   Net realized gains                            (0.32)         --          --         (0.50)      (0.02)
   Overdistribution of net realized gains         --            --         (0.08)       --          --
   Capital                                        --            --         (0.02)       --          --
--------------------------------------------------------------------------------------------------------
Total Distributions                              (0.69)        (0.75)      (0.86)      (1.25)      (0.41)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $  14.90      $  14.51    $  14.02    $  13.28    $  15.97
--------------------------------------------------------------------------------------------------------
Total Return                                      7.55%++       8.80%      12.62%      (9.52)%      8.08%++
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $ 10,679      $ 11,441    $  3,925    $  1,894    $    252
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                       1.50%+        1.50%       1.51%       1.48%       1.49%+
   Net investment income                          4.81+         5.19        5.77        5.13        5.25+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             20%           58%         36%         28%         37%
--------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (4)            $   0.06      $   0.06        --          --          --
========================================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(3)  For the period from February 4, 1993 (inception date) to July 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                                              1997(1)     1996(2)
================================================================================
Net Asset Value, Beginning of Period                        $ 14.52    $ 14.88
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                       0.42       0.64
   Net realized and unrealized gain (loss)                     0.74      (0.29)
--------------------------------------------------------------------------------
Total Income From Operations                                   1.16       0.35
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                      (0.42)     (0.71)
   Net realized gains                                         (0.32)      --
--------------------------------------------------------------------------------
Total Distributions                                           (0.74)     (0.71)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $ 14.94    $ 14.52
--------------------------------------------------------------------------------
Total Return++                                                 8.17%      2.28%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                            $15,976    $ 7,617
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                                    0.73%      0.78%
   Net investment income                                       5.48       5.54
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                          20%        58%
--------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions                              $  0.06    $  0.06
================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2)  For the period from October 9, 1995 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

Class Z Shares                                1997(1)        1996      1995(2)     1994      1993(3)
===================================================================================================
Net Asset Value, Beginning of Period          $ 14.52      $ 14.02    $ 13.28    $ 15.97    $ 14.36
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                         0.43         0.88       0.89       0.89       0.69
   Net realized and unrealized gain (loss)       0.74         0.47       0.82      (2.21)      1.72
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              1.17         1.35       1.71      (1.32)      2.41
---------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.42)       (0.85)     (0.87)     (0.84)     (0.65)
   Overdistribution of net investment income     --           --         --        (0.03)     (0.01)
   Net realized gains                           (0.32)        --         --        (0.50)     (0.14)
   Overdistribution of net realized gains                     --         --        (0.08)      --
   Capital                                       --           --        (0.02)      --         --
---------------------------------------------------------------------------------------------------
Total Distributions                             (0.74)       (0.85)     (0.97)     (1.37)     (0.80)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $ 14.95      $ 14.52    $ 14.02    $ 13.28    $ 15.97
---------------------------------------------------------------------------------------------------
Total Return                                     8.10%++      9.62%     13.55%     (8.78)%    17.21%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $13,955      $14,515    $14,631    $11,372    $22,251
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      0.76%+       0.78%      0.81%      0.69%      0.68%+
   Net investment income                         5.59+        5.90       6.58       5.92       6.06+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            20%          58%        36%        28%        37%
---------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (4)            $  0.06      $  0.06       --         --         --
===================================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2)  OnNovember 7, 1994, the former Class C shares were renamed Class Z shares.
(3)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

Smith Barney
Utilities Fund

Trustees
Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

Officers
Heath B. McLendon
Chairman and
Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

Jack S. Levande
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

                                                                    SMITH BARNEY
                                                                    ------------

                                               A Member of TravelersGroup [LOGO]

Investment Adviser
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investors Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Utilities Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Utilities Fund
388 Greenwich Street
New York, New York 10013

FD2175 3/97


---------------------------------
SEMI-ANNUAL REPORT
====================

Smith Barney
Exchange
Reserve
Fund
----------------------
January 31, 1997

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

----------------------------------
Smith Barney Exchange Reserve Fund
----------------------------------

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Exchange Reserve Fund for the period ended January 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A more detailed summary of performance can be found in the appropriate sections that follow. As of January 31, 1997, the Fund's average annual yield was 4.26%, and the average annual effective yield, which assumes the reinvestment of dividends, was 4.35%.

You should be aware that your investment in the Smith Barney Exchange Reserve Fund is neither insured nor guaranteed by the U.S. Government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Market and Economic Update and Outlook

The year 1996 posed a dilemma for both the Federal Reserve Board ("Fed") and investors because of widespread expectations that the Fed would raise short-term interest rates. Instead, the Fed chose to remain on the sidelines and left interest rates unchanged. The last Fed action came in January 1996 when it lowered the federal funds rate from 5.50% to 5.25%. The economy continued to perform at an above potential rate, albeit in a sawtooth pattern, and the Gross Domestic Product averaged 3.3% for the year. Throughout the year, because the economy was growing above the Fed's targets, the markets anticipated several Fed tightenings. Although these changes in policy never materialized, they were priced in, at times, in the short-term yield curve. For example, even though the federal funds rate was unchanged at 5.25%, one-year European Certificates of Deposit were as high as 6.15% in August 1996.

While the Fed under the leadership of Chairman Alan Greenspan will continue to closely monitor the economy for any signs of inflationary pressures, we believe there are several current factors that should help to keep inflation in check and make it unnecessary for the Fed to change its monetary policy over the coming months.

First, intense global competition between the U.S. and both developed and emerging economies recently has kept many industries from shifting any cost increases to consumers in the form of higher priced products, which has in turn acted to prevent wages from rising as well as other costs. Second, the strengthening of the U.S. dollar should also keep inflation subdued by lowering the cost of many imported goods and services. Finally, labor productivity has risen primarily because of technology which has enabled many companies to produce more without having to hire additional workers.

Overall, we believe that the U.S. economy appears to be operating at a sustainable level. Inventories are under control and real estate prices are fairly stable. Although job creation remains strong, many U.S. consumers have started to save more and consumer spending has slowed down from early 1996. Given these conditions, we do not believe a recession is likely nor will inflation emerge as a problem over the short term.

Investment Strategy

During the reporting period, the average maturity of the Smith Barney Exchange Reserve Fund was extended from 33 days to 50 days. Over the near term, we expect to maintain an average maturity for the Fund between 50 and 60 days. Over the last six months, we focused on quality "A1/P1"-rated issues and increased our holdings of domestic banks and industrials as spreads narrowed between foreign and domestic securities.

In closing, thank you for investing in the Smith Barney Exchange Reserve Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                           /s/ Phyllis M. Zahorodny

Heath B. McLendon                               Phyllis M. Zahorodny
Chairman and                                    Vice President and
Chief Executive Officer                         Investment Officer

February 11, 1997

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             January 31, 1997
--------------------------------------------------------------------------------


      FACE                                                       ANNUALIZED
     AMOUNT               SECURITY                                  YIELD       VALUE
=========================================================================================
U.S. GOVERNMENT AGENCY -- 3.4%

$ 5,000,000  Federal Home Loan Mortgage Corp.
               matures 4/4/97 (Cost -- $4,954,792)                   5.32%    $ 4,954,792
=========================================================================================
DOMESTIC BANK OBLIGATIONS -- 6.8%
  5,000,000  FCC National matures 4/25/97                            5.42       5,000,723
  5,000,000  First Union National Bank matures 2/18/97               5.36       4,987,510
-----------------------------------------------------------------------------------------
             TOTAL DOMESTIC BANK OBLIGATIONS
             (Cost -- $9,988,233)                                               9,988,233
=========================================================================================
DOMESTIC CERTIFICATE OF DEPOSIT -- 3.4%
  5,000,000  Chase Manhattan Bank matures 4/22/97
             (Cost -- $5,000,000)                                    5.41       5,000,000
=========================================================================================
COMMERCIAL PAPER -- 44.6%
  3,000,000  Abbey National PLC matures 3/3/97                       5.38       2,986,724
  4,000,000  Association Corp. of North America
               matures 4/30/97                                       5.41       3,947,787
  5,000,000  BBL N.A. Inc. matures 4/16/97                           5.41       4,945,117
  5,000,000  BCI Funding Corp. matures 4/16/97                       5.44       4,944,808
  5,000,000  Bear Stearns matures 4/28/97                            5.43       4,936,097
  7,000,000  Citicorp matures 2/3/97                                 5.59       6,997,826
  5,000,000  Compagnie de Saint-Gobain matures 3/31/97               5.40       4,957,306
  5,000,000  Cregum North America matures 4/7/97                     5.42       4,951,701
  5,000,000  Ford Motor Credit Corp. matures 2/3/97                  5.36       4,998,531
  5,800,000  General Electric Capital Corp.
               mature 2/18/97 to 4/9/97                        5.36 to 5.49     5,764,626
  3,000,000  J.P. Morgan & Co. matures 3/24/97                       5.40       2,977,390
  2,000,000  Norwest Corp. matures 4/9/97                            5.41       1,980,086
  5,000,000  Pfizer Inc. matures 3/5/97                              5.36       4,976,489
  6,000,000  Philip Morris Co., Inc. matures 2/3/97                  5.50       5,998,167
-----------------------------------------------------------------------------------------
             TOTAL COMMERCIAL PAPER
             (Cost -- $65,362,655)                                             65,362,655
=========================================================================================
TIME DEPOSITS -- 17.7%
  7,000,000  Bank Austriengellschaft matures 2/3/97                  5.56       7,000,000
  6,000,000  Canadian Imperial Bank of Commerce
               matures 2/3/97                                        5.56       6,000,000
  6,000,000  First Chicago matures 2/3/97                            5.56       6,000,000
  7,000,000  Republic National Bank matures 2/3/97                   5.56       7,000,000
-----------------------------------------------------------------------------------------
             TOTAL TIME DEPOSITS
             (Cost -- $26,000,000)                                             26,000,000
=========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------


      FACE                                                       ANNUALIZED
     AMOUNT               SECURITY                                  YIELD         VALUE
=========================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 19.8%
 $2,000,000  Abbey National PLC matures 4/15/97                      5.50%   $  2,000,036
  5,000,000  Bank of Nova Scotia mature 3/10/97 to 4/28/97     5.41 to 5.79     5,000,020
  2,000,000  Bayerische Vereinsbank AG matures 6/3/97                5.41       2,000,067
  2,000,000  Credit Agricole matures 2/6/97                          5.52       1,999,992
  5,000,000  Credit Suisse matures 2/13/97                           5.55       4,999,890
  3,000,000  Deutsche Bank mature 2/3/97 to 1/30/98            5.70 to 5.85     2,999,421
  5,000,000  Rabo Bank matures 4/28/97                               5.39       5,000,920
  2,000,000  Royal Bank of Canada matures 1/14/98                    5.84       1,999,255
  3,000,000  Societe Generale matures 6/10/97                        5.43       3,004,877
-----------------------------------------------------------------------------------------
             TOTAL FOREIGN CERTIFICATES OF DEPOSIT
             (Cost -- $29,004,478)                                             29,004,478
=========================================================================================
SHORT-TERM NOTE -- 1.3%
  2,000,000  Merrill Lynch & Co. matures 1/26/98
             (Cost -- $1,999,570)                                    5.81       1,999,570
=========================================================================================
REPURCHASE AGREEMENT -- 3.0%
  4,377,000  Morgan Stanley Group, Inc., 5.54% due 2/3/97;
             Proceeds at maturity -- $4,379,021; (Fully
             collateralized by U.S. Treasury Notes, 6.50%
             due 4/30/99; Market value -- $4,397,511)
             (Cost -- $4,377,000)                                               4,377,000
=========================================================================================
             TOTAL INVESTMENTS -- 100% (Cost -- $146,686,728*)               $146,686,728
=========================================================================================

*  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                 January 31, 1997
--------------------------------------------------------------------------------
ASSETS:
    Investments, at amortized cost                                $ 146,686,728
    Cash                                                                  1,277
    Interest receivable                                                 602,975
    Prepaid registration fees                                           206,286
    Other assets                                                         83,977
-------------------------------------------------------------------------------
    Total Assets                                                    147,581,243
-------------------------------------------------------------------------------
LIABILITIES:
    Dividends payable                                                   320,514
    Investment advisory fees payable                                     68,800
    Distribution fees payable                                            35,605
-------------------------------------------------------------------------------
    Total Liabilities                                                   424,919
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 147,156,324
================================================================================
NET ASSETS:
    Par value of shares of beneficial interest                    $     147,197
    Capital paid in excess of par value                             147,049,914
    Accumulated net realized loss on investments                        (40,787)
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 147,156,324
================================================================================
Shares Outstanding:
    Class B                                                         140,605,555
-------------------------------------------------------------------------------
    Class C                                                           6,591,557
-------------------------------------------------------------------------------
Net Asset Value, Per Class                                        $        1.00
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended January 31, 1997

INVESTMENT INCOME:
    Interest                                                          $4,220,176
--------------------------------------------------------------------------------
EXPENSES:
    Distribution fees (Note 3)                                           385,974
    Investment advisory fees (Note 3)                                    231,584
    Administration fees (Note 3)                                         154,390
    Registration fees                                                     50,968
    Shareholder and system servicing fees                                 34,960
    Audit and legal                                                       15,272
    Custody                                                                7,544
    Shareholders communications                                            7,544
    Trustees' fees                                                         4,968
    Other                                                                  2,944
--------------------------------------------------------------------------------
    Total Expenses                                                       896,148
--------------------------------------------------------------------------------
Net Investment Income                                                  3,324,028
--------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                              14,669
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $3,338,697
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended January 31, 1997 (unaudited) and the Year Ended July 31, 1996

                                                       1997             1996
================================================================================
OPERATIONS:
    Net investment income                        $   3,324,028    $   6,646,611
    Net realized gain                                   14,669           15,797
--------------------------------------------------------------------------------
    Increase in Net Assets From Operations           3,338,697        6,662,408
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 2)                  (3,324,028)      (6,646,611)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
    Net proceeds from sale of shares               218,335,517      417,673,055
    Net asset value of shares issued for
      reinvestment of dividends                      2,839,845        5,866,729
    Cost of shares reacquired                     (233,899,044)    (426,972,534)
--------------------------------------------------------------------------------
    Decrease in Net Assets From
      Fund Share Transactions                      (12,723,682)      (3,432,750)
--------------------------------------------------------------------------------
Decrease in Net Assets                             (12,709,013)      (3,416,953)

NET ASSETS:
    Beginning of period                            159,865,337      163,282,290
--------------------------------------------------------------------------------

    End of period                                $ 147,156,324    $ 159,865,337
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Exchange Reserve Fund ("Fund") is a separate investment fund of the Smith Barney Income Funds ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Tax-Exempt Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other Funds are presented in separate semi-annual reports. The Smith Barney Premium Total Return Fund changed its fiscal year end to December 31 and, therefore, the semi-annual report will be prepared as of June 30, 1997.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates market value; (c) interest income is recorded on the accrual basis; (d) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated using the specific identification method; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (i) certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains, and net assets were not affected by this change.

     2. DIVIDENDS

     The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year from the date such investment was made. For the six months ended January 31, 1997, CDSCs paid to Smith Barney Inc. ("SB") were approximately:

                                                        Class B         Class C
================================================================================
CDSCs                                                  $338,000         $4,000
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets for that class. For the six months ended January 31, 1997, total Distribution Plan fees incurred were:

                                                        Class B         Class C
================================================================================
Distribution Plan Fees                                 $366,226         $19,748
================================================================================

     All officers and one Trustee of the Fund are employees of SB.

     4. CAPITAL LOSS CARRYFORWARD

     At July 31, 1996, the Fund had, for Federal tax purposes, a capital loss carryforward of approximately $55,000, available to offset future capital gains through 1998. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

     5. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     6. SHARES OF BENEFICIAL INTEREST

     The Fund may issue an unlimited number of shares of beneficial interest with a par value of $.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Because the Fund has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

     Transactions in shares of beneficial interest of the Fund were as follows:

                                             Six Months Ended       Year Ended
                                             January 31, 1997     July 31, 1996
================================================================================
Class B
Shares sold                                      175,137,279        341,531,323
Shares issued on reinvestment                      2,685,476          5,711,961
Shares redeemed                                 (187,693,939)      (357,269,797)
--------------------------------------------------------------------------------
Net Decrease                                      (9,871,184)       (10,026,513)
================================================================================
Class C
Shares sold                                       43,198,238         76,141,732
Shares issued on reinvestment                        154,369            154,768
Shares redeemed                                  (46,205,105)       (69,702,737)
--------------------------------------------------------------------------------
Net Increase (Decrease)                           (2,852,498)         6,593,763
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:


Class B Shares                            1997(1)           1996            1995              1994            1993            1992
====================================================================================================================================
Net Asset Value,
  Beginning of Period                    $1.00             $1.00           $1.00             $1.00           $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                  0.022             0.044           0.044             0.022           0.021           0.040
  Dividends from net
    investment income                   (0.022)           (0.044)         (0.044)           (0.022)         (0.021)         (0.040)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $1.00             $1.00           $1.00             $1.00           $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                              2.19%++           4.53%           4.49%             2.18%           2.15%           4.06%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)                $140,563          $150,421        $160,432          $252,246        $166,262        $225,476
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.16%+            1.17%           1.24%             1.26%           1.25%           1.22%
  Net investment income                   4.33+             4.45            4.35              2.24            2.16            4.13
====================================================================================================================================

Class C Shares                       1997(1)            1996           1995(2)
================================================================================
Net Asset Value,
  Beginning of Period                 $1.00             $1.00           $1.00
--------------------------------------------------------------------------------
  Net investment income               0.022             0.044           0.035
  Dividends from net
    investment income                (0.022)           (0.044)         (0.035)
--------------------------------------------------------------------------------
Net Asset Value, End of Period        $1.00             $1.00           $1.00
--------------------------------------------------------------------------------
Total Return                           2.18%++           4.51%           3.52%++
--------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)               $6,593            $9,444          $2,850
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             1.16%+            1.17%           1.21%+
  Net investment income                4.33+             4.39            4.76+
================================================================================

(1) For the six months ended January 31, 1997 (unaudited).
(2) For the period from November 7, 1994 (inception date) to July 31, 1995.
++  Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Smith Barney                                 SMITH BARNEY
Exchange Reserve Fund                        ------------
                                             A Member of TravelersGroup[Logo]
Trustees

Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

Officers

Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Phyllis M. Zahorodny
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary


Investment Adviser
and Administrator

Smith Barney Mutual Funds Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Exchange Reserve Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

Smith Barney
Exchange Reserve Fund
388 Greenwich Street
New York, New York 10013

FD2388 3/97

================================================================================


--------------------
SEMI-ANNUAL REPORT
====================

Smith Barney
Tax-Exempt
Income Fund
--------------------
January 31, 1997

[LOGO]  Smith Barney Mutual Funds
        Investing for your future.
        Every day.

-----------------------------------
Smith Barney Tax-Exempt Income Fund
-----------------------------------

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Tax-Exempt Income Fund for the period ended January 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance can be found in the appropriate sections that follow in the semi-annual report.

Fund Performance Update

For the six months ended January 31, 1997, the Smith Barney Tax-Exempt Income Fund generated a total return of 4.44% on Class A shares outperforming the Lipper Analytical Services, Inc. peer group average of 3.83% for the same period. This performance helped the Fund earn a ranking of 35th in a field of 229 of its peers. (Lipper Analytical Services, Inc. is a major fund tracking organization.)

Municipal Bond Market Update

The fixed income markets began to rally in the fourth quarter of 1996, with strong performance gains by investment grade and U.S. Treasury bonds. An apparent slowdown in U.S. economic growth at the onset of the fourth quarter of 1996, combined with favorable inflation data, helped to bolster the fixed income markets. The bond market rally was also fueled by the Federal Reserve Board's decision to remain on the sidelines and not raise interest rates. However, during early December, several factors prevented interest rates from declining further, with a modest upturn in rates occurring in January. For example, Federal Reserve Chairman Alan Greenspan's comments about "irrational exuberance" in the financial markets caused a widespread but temporary sell-off in both the equity and bond markets. In addition, conflicting reports of weakness in the retail sector and stronger-than-expected growth in the manufacturing and construction sectors in the past several weeks have caused interest rates to gyrate up and down with increased price volatility in the bond markets.

Within the municipal bond market, the major factor that had shaped the market throughout 1996 -- the fear of tax reform -- subsided once the November Presidential election was concluded. Looking ahead into 1997, we believe that any future tax reform will be modest, and will have little or no effect on the relative investment merits of municipal bonds. Another factor that continues to cause investors to focus their assets elsewhere is the continuing powerful surge in the U.S. stock market. With the stock market posting its second straight year of impressive returns, investors have, in our view, temporarily turned away from fixed income securities, particularly municipal bonds, in the hopes of participating in the high-return potential of the U.S. stock market as opposed to the seemingly modest yields currently offered by municipal bonds. However, we believe that investors will soon realize the need to rebalance their portfolios and should begin to refocus on municipal bonds.

Fund's Investment Strategy

The Smith Barney Tax-Exempt Income Fund seeks to maximize current income exempt from federal income taxes by investing primarily in municipal bonds and notes. We continue to emphasize a broadly diversified, high-quality orientation for the Fund's portfolio. As of January 31, 1997, approximately 86% of the Fund's portfolio was invested in investment grade (BBB/Baa or higher) securities, as measured by Standard and Poor's Corporation or Moody's Investor Service, Inc. (Standard and Poor's and Moody's are major credit rating and reporting agencies.) In addition, we continue to maintain an average maturity of 20 years or more, as well as modestly extending the call protection on our current holdings. In our view, the housing sector represents an attractive investment opportunity and we have increased our exposure to that area of the market. We believe that given the current interest rate environment, there is reduced risk of prepayments. Furthermore, despite recurring fears of interest rate hikes in 1996, we did not increase our cash levels. Instead, we view these dips in the market as buying opportunities.

Municipal Bond Market Outlook

The municipal bond market made a significant recovery in late 1996 following voter's rejection of flat tax proponents in the November election. In our opinion, while this issue is far from dead, it is not likely to enter into public debate again in the near future. We are optimistic on other political developments in 1997 which we consider to be positive for the fixed income market. For example, the current efforts in Washington, D.C. to lower the capital gains tax rate. Advocates of a reduction in the capital gains tax rate argue that lower capital gains taxes encourage new investments and that would benefit not only financial markets, but the U.S. economy as a whole. In addition, there is a great deal of interest in the Boskin Report released in late 1996 which reported that inflation, as measured by the Consumer Price Index
(CPI), has been overstated. As a result, efforts are underway to adjust the CPI to more accurately reflect the rate of inflation. We believe that the CPI adjustment could take place this year, though not likely before summer.

Looking ahead, we believe that the U.S. economy will continue along its present path of moderate growth with stable interest rates and relatively low inflation. A possible sell off of U.S Treasury bonds by Japanese investors could exert an upward pressure on interest rates in March, the end of the

Japanese fiscal year. However, we consider that to be a remote possibility since U.S. Treasury bonds continue to outperform domestic Japanese fixed income securities.

In closing, we thank you for your investment in Smith Barney Tax-Exempt Income Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                       /s/ Lawrence T. McDermott

Heath B. McLendon                           Lawrence T. McDermott
Chairman and                                Vice President and
Investment Officer                          Investment Officer

February 24, 1997

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                              Net Asset Value
                                          -----------------------
                                          Beginning        End           Income         Capital Gain          Return         Total
Period Ended                              of Period     of Period       Dividends       Distributions      of Capital     Returns(1)
====================================================================================================================================
1/31/97                                      $17.31        $17.58          $0.49             $0.00             $0.00          4.44%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                       17.25         17.31           1.00              0.00              0.00          6.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                       17.26         17.25           1.00              0.02              0.04          6.42
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                       18.24         17.26           1.06              0.13              0.00          1.14
------------------------------------------------------------------------------------------------------------------------------------
Inception* - 7/31/93                          17.45         18.24           0.83              0.16              0.00         10.24+
====================================================================================================================================
Total                                                                      $4.38             $0.31             $0.04
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                            Net Asset Value
                                        -----------------------
                                        Beginning        End           Income         Capital Gain          Return         Total
Period Ended                            of Period     of Period       Dividends       Distributions      of Capital     Returns(1)
====================================================================================================================================
1/31/97                                    $17.32        $17.59          $0.45             $0.00             $0.00            4.76%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                     17.26         17.32           0.92              0.00              0.00            5.74
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                     17.26         17.26           0.91              0.02              0.04            5.91
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                     18.24         17.26           0.96              0.13              0.00            0.60
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                                     18.00         18.24           1.02              0.17              0.00            8.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/92                                     16.97         18.00           1.04              0.14              0.00           13.50
------------------------------------------------------------------------------------------------------------------------------------
7/31/91                                     16.98         16.97           1.10              0.11              0.00            7.40
------------------------------------------------------------------------------------------------------------------------------------
7/31/90                                     17.31         16.98           1.12              0.03              0.00            4.95
------------------------------------------------------------------------------------------------------------------------------------
7/31/89                                     16.44         17.31           1.13              0.01              0.00           12.68
------------------------------------------------------------------------------------------------------------------------------------
7/31/88                                     16.48         16.44           1.13              0.06              0.00            7.32
------------------------------------------------------------------------------------------------------------------------------------
7/31/87                                     16.30         16.48           1.10              0.00              0.00            7.90
====================================================================================================================================
Total                                                                   $10.88             $0.67             $0.04
====================================================================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                                            Net Asset Value
                                        -----------------------
                                        Beginning        End           Income         Capital Gain          Return         Total
Period Ended                            of Period     of Period       Dividends       Distributions      of Capital     Returns(1)
====================================================================================================================================
1/31/97                                    $17.31        $17.56          $0.44             $0.00             $0.00            4.04%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                     17.25         17.31           0.91              0.00              0.00            5.69
------------------------------------------------------------------------------------------------------------------------------------
Inception* - 7/31/95                        15.83         17.25           0.62              0.02              0.04           13.45+
====================================================================================================================================
Total                                                                    $1.97             $0.02             $0.04
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                           Without Sales Charge(1)
                                 -----------------------------------------------
                                   Class A         Class B         Class C
================================================================================
Six Months Ended 1/31/97+            4.44%         4.72%            4.04%
--------------------------------------------------------------------------------
Year Ended 1/31/97                   4.13          3.60             3.43
--------------------------------------------------------------------------------
Five Years Ended 1/31/97             N/A           6.42              N/A
--------------------------------------------------------------------------------
Ten Years Ended 1/31/97              N/A           6.71              N/A
--------------------------------------------------------------------------------
Inception* through 1/31/97           6.71          8.22            10.53
================================================================================

                                             With Sales Charge(2)
                                 -----------------------------------------------
                                   Class A         Class B         Class C
================================================================================
Six Months Ended 1/31/97+            0.27%        (0.26)%           3.04%
--------------------------------------------------------------------------------
Year Ended 1/31/97                  (0.01)        (0.90)            2.43
--------------------------------------------------------------------------------
Five Years Ended 1/31/97             N/A           6.26              N/A
--------------------------------------------------------------------------------
Ten Years Ended 1/31/97              N/A           6.71              N/A
--------------------------------------------------------------------------------
Inception* through 1/31/97           5.68          8.22            10.53
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/97)                          31.69%
--------------------------------------------------------------------------------
Class B (1/31/87 through 1/31/97)                             91.42
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/97)                          24.74
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class B Shares of
                     Smith Barney Tax-Exempt Income Fund vs.
                        the Lehman Municipal Bond Index+
--------------------------------------------------------------------------------
                          January 1987 -- January 1997

[GRAPH]

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1987, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1997. The Lehman Municipal Bond Index is a broad-based index which includes about 8,000 tax-free bonds and reflects approximately $300 billion of market capitalization. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                January 31, 1997
--------------------------------------------------------------------------------

[THE FOLLOWING REPRESENTS A PIE CHART IN THE ORIGINAL DOCUMENT]

Portfolio Breakdown

Water/Sewer
2.5%

Transportation
10.0%

Hospital
13.8%

Education
3.8%

Utility
15.3%

Housing
11.7%

Short-Term
0.7%

General
Obligation
8.4%

Industrial Development
10.7%

Solid Waste
0.5%

Miscellaneous
9.9%

Pollution Control
12.7%

Top Five States Represented
                                                               Percentage of
State                                                        Total Investments
================================================================================
Pennsylvania                                                         9.3%
New York                                                             8.7
Texas                                                                7.9
California                                                           7.5
New Jersey                                                           5.2

Summary of Municipal Bonds and Notes and
Short-Term Tax-Exempt Investments by Combined Ratings

                            Standard &                         Percentage of
Moody's         or            Poor's                         Total Investments
================================================================================
   Aaa                          AAA                                38.4%
   Aa                           AA                                 10.5
    A                            A                                 11.5
   Baa                          BBB                                26.0
   Ba                           BB                                  4.7
    B                            B                                  1.3
   NR                           NR                                  7.6
                                                                  -----
                                                                  100.0%
                                                                  =====

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
MUNICIPAL BONDS AND NOTES -- 99.3%
================================================================================
Alabama -- 1.4%
 $4,000,000    Baa3*  Alabama IDA-Boise Cascade
                        Project, 6.450% due 12/1/23(a)          $ 3,990,000
  2,000,000    AAA    Birmingham Alabama Airport Authority
                        Revenue, MBIA-Insured, 5.625% due
                        7/1/26                                    1,970,000
  3,000,000    AAA    Huntsville, AL Health Care Facilities
                        Authority, Series A, MBIA-Insured,
                        6.375% due 6/1/12                         3,180,000
  2,500,000    AAA    Morgan County-Decatur, AL Healthcare
                        Authority Hospital Revenue, Decatur
                        General Hospital, CONNIE LEE-Insured,
                        6.250% due 3/1/13                         2,631,250
--------------------------------------------------------------------------------
                                                                 11,771,250
--------------------------------------------------------------------------------
Alaska -- 0.6%
                      Alaska State Housing Finance Corp.:
    840,000    AAA      1st Series, Veteran's Mortgage
                        Purchase, FHA-Insured, 5.875% due
                        12/1/35                                     826,350
  2,250,000    A+       Series A, 6.600% due 12/1/23              2,494,687
  2,000,000    AA     Valdez, AK Marine Terminal Revenue,
                        (Pipelines Inc. Project), Series A,
                        5.800% due 8/1/25                         1,940,000
--------------------------------------------------------------------------------
                                                                  5,261,037
--------------------------------------------------------------------------------
Arizona -- 2.1%
  1,000,000    Aa*    Arizona Educational Loan Marketing
                        Corp., Sr. Series, 6.375% due
                        9/1/05(a)                                 1,043,750
  1,170,000    AAA    Arizona State COP, FSA-Insured, 6.625%
                        due 9/1/08                                1,270,912
     70,000    AAA    Arizona State Municipal Financing COP,
                        Series 10, BIG-Insured, (Pre-Refunded
                        -- Escrowed with U.S. Government
                        Securities to 8/1/97 Call @ 101),
                        7.900% due 8/1/17(b)                         72,254
  1,000,000    BBB    Gila County, AZ IDA, PCR, Series 1987,
                        (ASARCO Inc. Project), 8.900% due
                        7/1/06                                    1,045,190
  5,000,000    BB     Maricopa County, AZ PCR, Public Service
                        Co., Palo Verde, Series A, 6.375% due
                        8/15/23                                   5,056,250
  1,300,000    AAA    Maricopa County, AZ School District,
                        Fountain Hills, No. 98, FGIC-Insured,
                        6.625% due 7/1/10                         1,392,625
  7,500,000    BBB    Navajo County, AZ PCR, Arizona Public
                        Service Co., Series A, 5.875% due
                        8/15/28                                   7,453,125
    326,000    NR     Peoria, AZ IDA, Sierra Winds Life Care,
                        Inc., 6.500% due 11/1/17                    293,400
--------------------------------------------------------------------------------
                                                                 17,627,506
--------------------------------------------------------------------------------
Arkansas -- 0.1%
    995,000    AAA    Arkansas State Development Authority,
                        Single-Family Mortgage Revenue,
                        Series A, GNMA/FNMA-Collateralized,
                        6.200% due 7/1/15                         1,022,362
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
California -- 7.5%
$ 4,000,000    A-     Burbank, CA Redevelopment Agency,
                        Series A, (Golden State Redevelopment
                        Project), 6.250% due 12/1/24            $ 4,065,000
  5,000,000    AA     California Health Facilities Finance
                        Authority Revenue, Kaiser Permanente,
                        5.550% due 8/15/25                        4,800,000
                      California Housing Finance Agency
                        Revenue:
  1,500,000    AAA      Home Mortgage, Series E,
                        MBIA-Insured, 6.150% due 8/1/25           1,501,875
  1,500,000    A+       Multi-Unit Rental Housing, Series
                        B-II, 6.700% due 8/1/15(a)                1,569,375
  2,900,000    AA     California PCR, (Mobil Oil Corp.
                        Project), 5.500% due 12/1/29(a)           2,794,875
  2,400,000    AAA    California State University Revenue &
                        Colleges, Housing System,
                        FGIC-Insured, 5.900% due 11/1/21          2,439,000
                      California Statewide Community
                        Development Authority Revenue, COP:
  2,235,000    AAA        Huntington Memorial Hospital,
                        CONNIE LEE-Insured, 5.800% due
                        7/1/26                                    2,221,021
  2,500,000    AAA        Sutter Health, AMBAC-Insured,
                        6.125% due 8/15/22                        2,581,250
  2,600,000    BBB-   Central Valley Finance Authority, CA
                        (Cogeneration/Carson Ice Project),
                        6.200% due 7/1/20                         2,626,000
  3,000,000    Baa1*  Duarte, CA Hope Medical Center, 6.250%
                        due 4/1/23                                3,015,000
                      Long Beach, CA (Aquarium of the Pacific
                        Project), Series A:
  5,500,000    BBB        6.125% due 7/1/15                       5,390,000
  4,000,000    BBB        6.125% due 7/1/23                       3,870,000
  4,000,000    A-     Los Angeles, CA Regional Airports
                        Improvement, Corporate Lease Revenue,
                        LA International Airport, 6.800% due
                        1/1/27(a)                                 4,090,000
  4,500,000    AA     Metropolitan Water District, Waterworks
                        Revenue, Series C, 5.250% due 7/1/16      4,291,875
  4,000,000    AAA    Port Oakland California, Port Revenue,
                        MBIA-Insured, Series I, 5.600% due
                        11/1/19                                   3,940,000
 12,900,000    NR     San Joaquin Hills, CA Transportation
                        Authority, (Transcorridor Agency
                        Project), Toll Road, Sr. Lien, 6.750%
                        due 1/1/32(c)                            13,657,875
--------------------------------------------------------------------------------
                                                                 62,853,146
--------------------------------------------------------------------------------
Colorado -- 2.0%
  1,500,000    B*     Arvada, CO Urban Renewal Authority,
                        Arvada City Center, Series R, 8.750%
                        due 3/1/06                                1,473,750
  4,750,000    BBB+   Colorado Springs, CO Airport Revenue,
                        Series A, 7.000% due 1/1/22(a)            4,981,562

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
Colorado -- 2.0% (continued)
                      Denver, CO City and County Airport
                        Revenue:
 $1,000,000    BBB      8.000% due 11/15/17(a)                  $ 1,046,060
    250,000    BBB      Series A, 7.500% due 11/15/23(a)            276,875
  2,170,000    BBB      Series C, 6.750% due 11/15/22(d)          2,283,925
  2,250,000    AAA    Jefferson County, CO COP, MBIA-Insured,
                        6.650% due 12/1/08                        2,469,375
    235,000    AAA    Jefferson County, CO Single-Family
                        Mortgage, Series A, MBIA-Insured,
                        8.875% due 10/1/13                          249,393
  1,500,000    A*     Larimer County, CO COP, School District
                        No. R-1, Poudre-Ft. Collins, Colorado
                        School Board Lease, 6.700% due 12/1/13    1,606,875
    500,000    A3*    Meridian, CO Metropolitian District,
                        7.000% due 12/1/98                          516,250
  2,065,000    AA-    Pueblo County, CO Single-Family Housing
                        Authority, Series A,
                        FNMA/GNMA-Collateralized, 6.850% due
                        12/1/25                                   2,142,437
--------------------------------------------------------------------------------
                                                                 17,046,502
--------------------------------------------------------------------------------
Connecticut -- 2.0%
  1,930,000    A      Connecticut Development Authority,
                        Resource Recovery Authority,
                        (Bridgeport Project), Series B,
                        8.500% due 1/1/00                         1,992,899
  2,000,000    AAA    Connecticut State Airport Revenue,
                        Bradley International Airport,
                        FGIC-Insured, 7.650% due 10/1/12          2,307,500
                      Connecticut State Health and
                        Educational Facilities:
  1,200,000    BBB-     Quinnipiac College, Series D, 6.000%
                        due 7/1/23                                1,150,500
                        University of Hartford, Series D:
  1,655,000    Baa*       6.750% due 7/1/12                       1,650,863
  1,450,000    Baa*       6.800% due 7/1/22                       1,457,250
                      Connecticut State HFA, Series A:
  3,120,000    AA       6.750% due 11/15/23                       3,276,000
  5,150,000    AA       6.000% due 11/15/27(a)                    5,098,500
--------------------------------------------------------------------------------
                                                                 16,933,512
--------------------------------------------------------------------------------
Delaware -- 0.7%
  1,000,000    AAA    Delaware River & Bay Authority Revenue,
                        FGIC-Insured, 5.250% due 1/1/26             952,500
                      Delaware State EDA, PCR, AMBAC-Insured:
  2,500,000    AAA      Series B, 6.750% due 5/1/19               2,700,000
  2,000,000    AAA      Water & Sewer Revenue, 6.200% due
                        6/1/25(d)                                 2,062,500
--------------------------------------------------------------------------------
                                                                  5,715,000
--------------------------------------------------------------------------------
District of Columbia -- 0.9%
                      District of Columbia:
  6,500,000    B        COP, 7.300% due 1/1/13                    6,743,750
  1,000,000    A+       Georgetown University, 5.375% due
                        4/1/23                                      958,750
--------------------------------------------------------------------------------
                                                                  7,702,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
Florida -- 4.1%
                      Alachua County, FL Health Facilities
                        Authority, Health Facilities Revenue,
                        (Santa Fe Healthcare Facilities
                        Project):
 $  340,000    AAA        Pre-Refunded -- Escrowed with U.S.
                          Government Securities to 11/15/00
                          Call @ 102, 6.875% due 11/15/02(b)     $  369,325
    500,000    AAA        Pre-Refunded -- Escrowed with U.S.
                          Government Securities to 11/15/00
                          Call @ 102, 7.600% due 11/15/13(b)        564,375
  2,500,000    AAA    Broward County FL, Professional Sports
                        Facility, (Civic Arena Project),
                        Series A, MBIA-Insured, 5.625% due
                        9/1/28                                    2,453,125
                      Broward County, FL Resource Recovery,
                        Waste Energy:
    550,000    A        North, 7.950% due 12/1/08                   603,625
  2,460,000    A        South, 7.950% due 12/1/08                 2,699,850
    825,000    AAA    Dade County, FL Aviation Revenue,
                        Series B, MBIA-Insured, 6.600% due
                        10/1/22(a)                                  884,813
                      Florida State HFA, Series A:
    500,000    AAA      General Mortgage, FHA-Insured, 6.400%
                        due 6/1/24                                  516,250
  2,140,000    AAA      Single-Family Mortgage,
                        GNMA/FNMA-Collateralized,   6.650%
                        due 1/1/24(a)                             2,228,275
  1,300,000    NR     Hialeah, FL Hospital Revenue Refunding,
                        Hialeah Hospital, Class B, (Escrowed
                        to maturity with U.S. Government
                        Directs), 8.000% due 2/1/14               1,451,125
  2,800,000    BBB+   Hillsborough County, FL Utility
                        Revenue, Series A, 7.000% due 8/1/14      3,003,000
                      Jacksonville, FL Health Facilities
                        Revenue:
  2,000,000    AAA      Children's Hospital - Baptist Medical
                        Center, MBIA-Insured, 7.000% due
                        6/1/11                                    2,197,500
  3,440,000    AAA      University Medical Center, CONNIE
                        LEE-Insured, 6.600% due 2/1/21            3,642,100
  1,000,000    AAA    Orange County, FL Tourist Development
                        Tax Revenue, Series B, AMBAC-Insured,
                        6.500% due 10/1/19                        1,076,250
    300,000    BBB    Pace Property Finance Authority, FL
                        Utility Revenue, 6.250% due 9/1/13          302,625
    950,000    AAA    Palm Beach County, FL Health Facilities
                        Authority Revenue, J.F.K. Medical
                        Center, Pre-Refunded -- Escrowed with
                        U.S. Government Securities to 12/1/98
                        Call @102, 8.875% due 12/1/18(b)          1,048,563
  4,000,000    AA     Polk County, FL IDA, Solid Waste
                        Disposal Facility Revenue, (Tampa
                        Electric Co. Project), 5.850% due
                        12/1/30(a)                                3,975,000
  3,000,000    BBB-   Putnam County, FL Development
                        Authority, PCR, Georgia Pacific,
                        7.000% due 12/1/05                        3,315,000
  1,900,000    AAA    Tampa, FL Utility Tax and Special
                        Revenue, AMBAC-Insured, 6.900% due
                        10/1/09                                   2,113,750
  1,850,000    NR     Tampa, FL Water System Revenue,
                        (Aquarium Inc. Project), 7.750%
                        due 5/1/27                                2,143,688
--------------------------------------------------------------------------------
                                                                 34,588,239
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
Georgia -- 2.8%
 $4,000,000    A      Atlanta, GA Airport Facilities Revenue,
                        7.250% due 1/1/17(a)                    $ 4,325,000
  1,500,000    AAA    Dalton, GA Development Authority
                        Revenue, Hamilton Health Care System,
                        MBIA-Insured, 5.375% due 8/15/16          1,455,000
  4,750,000    AA-    George L. Smith, Georgia World Congress
                        Center Authority Revenue, (Domed
                        Stadium Project), 7.875% due 7/1/20(a)    5,230,938
  7,000,000    AAA    Georgia Municipal Electric Authority
                        Power Revenue, Series EE,
                        AMBAC-Insured, 6.400% due 1/1/23          7,568,750
  5,000,000    AAA    Medical Center Hospital Authority, GA
                        Columbus Healthcare, Series C,
                        MBIA-Insured, 6.400% due 8/1/06           5,425,000
--------------------------------------------------------------------------------
                                                                 24,004,688
--------------------------------------------------------------------------------
Guam -- 0.2%
  1,500,000    A-     Government of Guam, Limited Obligation
                        Revenue, Series A, 7.000% due 11/15/04    1,578,750
--------------------------------------------------------------------------------
Hawaii -- 0.5%
                      Hawaii State Department of Budget and
                        Finance, Special Purpose Mortgage
                        Revenue:
  2,000,000    AAA        Hawaiian Electric Co. Project,
                          Series B, MBIA-Insured, 5.875% due
                          12/1/26(a)                              1,975,000
  2,000,000    A          Kapiolani Health Care Systems,
                          6.400% due 7/1/13                       2,060,000
--------------------------------------------------------------------------------
                                                                  4,035,000
--------------------------------------------------------------------------------
Idaho -- 0.2%
  1,465,000    AA     Idaho Housing Agency, Single-Family
                        Mortgage, Series C, 7.875% due
                        1/1/21(a)                                 1,527,263
--------------------------------------------------------------------------------
Illinois -- 3.5%
  1,760,000    AA     Chicago, IL HDC, Section 8, Series A,
                        FHA-Insured, 6.700% due 7/1/12            1,834,800
                      Chicago, IL O'Hare International
                        Airport, Special Facilities:
  2,125,000    BB+      Delta Airlines, 6.450% due 5/1/18         2,156,875
  1,800,000    AAA      Lufthansa German Airlines Project,
                        7.125% due 5/1/18(a)                      1,946,250
                        United Airlines:
  1,940,000    BB         8.250% due 5/1/99                       2,032,150
  3,240,000    BB         Series B, 8.950% due 5/1/18(a)          3,661,200
  3,830,000    BB         Series C, 8.200% due 5/1/18             4,136,400
  4,000,000    AAA    Cook County, IL Series A, MBIA-Insured,
                        6.600% due 11/15/22(d)                    4,285,000
  3,000,000    BB-    East Chicago, IL Industrial PCR, Inland
                        Steel Co., (Project 10), 6.800% due
                        6/1/13                                    3,060,000
  1,300,000    A-     Illinois Education Facilities Authority
                        Revenue, Northern Illinois Medical
                        Center, 6.000% due 9/1/19                 1,239,875

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
Illinois -- 3.5% (continued)
 $1,500,000    A+     Illinois Housing and Development
                        Authority, Multi-Family Housing,
                        Series A, 6.125% due 7/1/25             $ 1,501,875
  2,750,000    AAA    Illinois State Toll Highway Authority,
                        Series A, FGIC-Insured, 6.200% due
                        1/1/16                                    2,829,063
    670,000    NR     Sauget, IL Special Service Area No. 1,
                        10.250% due 1/1/00                          692,257
--------------------------------------------------------------------------------
                                                                 29,375,745
--------------------------------------------------------------------------------
Indiana -- 1.2%
                      Indianapolis, IN Airport Authority
                        Revenue, Special Facility:
  5,245,000    BBB      Federal Express Corporate Project,
                        7.100% due 1/15/17(a)                     5,644,931
  3,970,000    BB       United Airlines Project, Series A,
                        6.500% due 11/15/31(a)                    4,019,625
    250,000    AA+    Indianapolis, IN Local Public
                        Improvement, Series A, 6.000% due
                        1/10/18                                     254,375
    500,000    BBB    Lawrenceburg, IN PCR, Indiana Power
                        Co., Series E, 5.900% due 11/1/19           486,250
--------------------------------------------------------------------------------
                                                                 10,405,181
--------------------------------------------------------------------------------
Iowa -- 0.1%
  1,000,000    AAA    Dubuque County, IA Hospital Revenue,
                        Sisters of Mercy Hospital, Series L,
                        FSA-Insured, 7.000% due 8/15/21           1,088,750
--------------------------------------------------------------------------------
Kentucky -- 2.7%
  5,000,000    AAA    Jefferson County, KY Hospital Revenue,
                        MBIA-Insured, 6.436% due
                        10/23/14(a)(c)                            5,268,750
                      Kenton County, KY Airport Board
                        Revenue, Delta Airlines:
  1,230,000    A        8.250% due 3/1/15(a)                      1,297,404
  4,250,000    A        Project A, 7.500% due 2/1/20(a)           4,600,625
    590,000    Aaa*   Kentucky Multi-County Residential
                        Mortgage, 10.500% due 10/1/00               590,000
  3,750,000    AAA    Lexington-Lafayette Urban County
                        Project, (University of Kentucky
                        Alumni Assoc. Inc. Project),
                        MBIA-Insured, 6.750% due 11/1/24          4,082,813
  4,000,000    A      Pendleton County, KY Multi-County Lease
                        Revenue, Series A, 6.500% due 3/1/19      4,155,000
  2,605,000    AA     Trimble County, KY PCR, Series B,
                        6.550% due 11/1/20(a)                     2,718,969
--------------------------------------------------------------------------------
                                                                 22,713,561
--------------------------------------------------------------------------------
Louisiana -- 2.4%
  2,500,000    Aa3*   Calcasieu Parish Inc., LA IDB Exempt
                        Facility Revenue, (Conoco Inc.
                        Project), 5.750% due 12/1/26(a)           2,456,250
  5,000,000    NR     Hodge, LA Utility Revenue, 9.000% due
                        3/1/10(a)                                 5,400,000
  2,600,000    Baa3*  Lake Charles, LA Harbor and Terminal
                        District, (Trunkline Liquid Natural
                        Gas Co. Project), 7.750% due 8/18/22      2,954,250
  2,500,000    Baa*   Louisiana Public Facilities, LA
                        Association of Independent Colleges
                        and Universities, 7.000% due 12/1/17      2,565,625

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
Louisiana -- 2.4% (continued)
 $2,000,000    BB-    Port of New Orleans, LA IDR,
                        (Continential Grain Co. Project),
                        7.500% due 7/1/13                       $ 2,142,500
  1,210,000    AAA    State Tammany Parish, LA Hospital
                        Revenue, District 2, CONNIE
                        LEE-Insured, 6.250% due 10/1/14           1,267,475
  3,000,000    BB+    West Feliciana Parish, LA PCR, Gulf
                        State Utilities, 7.700% due 12/1/14       3,296,250
--------------------------------------------------------------------------------
                                                                 20,082,350
--------------------------------------------------------------------------------
Maryland -- 2.0%
  3,000,000    AAA    Baltimore County, MD Mortgage Revenue,
                        Series A, Dunfield Townhouses,
                        FHA-Insured, 6.900% due 8/1/28            3,142,500
  2,000,000    AAA    Howard County, MD Mortgage Revenue,
                        Howard Hills Townhouses, Series A,
                        MBIA-Insured, 6.400% due 7/1/24           2,055,000
                      Maryland State Community Development
                        Administration, Department of Housing
                        & Community Development:
  1,280,000    Aa*        Multi-Family Housing, Insured
                          Mortgage, Series A, FHA-Insured,
                          6.625% due 5/15/23                      1,326,400
  1,000,000    Aa*        Single-Family Program, Fourth
                          Series, 6.450% due 4/1/14               1,032,500
                      Northeast Maryland Waste Disposal
                        Authority, Recovery Revenue,
                        MBIA-Insured, Southwest Resource
                        Recovery:
  3,000,000    AAA        7.200% due 1/1/06                       3,431,250
  3,000,000    AAA        7.200% due 1/1/07                       3,412,500
  1,600,000    Baa*   Prince Georges County, MD Greater
                        Southeast Healthcare System, 6.375%
                        due 1/1/23                                1,576,000
    500,000    AAA    Prince Georges County, MD Housing
                        Authority, (Stevenson Apartments
                        Project), Series A,
                        GNMA-Collateralized,  6.350% due
                        7/20/20                                     510,000
--------------------------------------------------------------------------------
                                                                 16,486,150
--------------------------------------------------------------------------------
Massachusetts -- 4.2%
  4,800,000    A+     Massachusetts Bay Transportation
                        Authority, General Transportation
                        System, Series C, 6.100% due 3/1/23       4,968,000
                      Massachusetts State Health and
                        Educational Facilities Authority
                        Revenue:
    735,000    AAA        Community College Program, CONNIE
                            LEE-Insured, Series A, 6.600%
                            due 10/1/22                             757,050
  1,325,000    AAA        Lowell General Hospital,
                            FSA-Insured Series B, 5.250%
                            due 6/1/16                            1,253,781
  3,500,000    AAA        New England Medical Center
                            Hospitals, Series F,
                            FGIC-Insured, 6.625% due 7/1/25       3,762,500
  1,500,000    B1*        Saint Memorial Medical Center,
                            Series A, 6.000% due 10/1/23          1,269,375

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
Massachusetts -- 4.2% (continued)
 $2,650,000    AAA        University of Massachusetts,
                            (Medical School Research Project),
                            CONNIE LEE-Insured, Series A,
                            6.000% due 7/1/23                   $ 2,653,313
                      Massachusetts State HFA, Housing
                        Projects:
                        Residental Development,
                        FNMA-Collateralized:
  2,000,000    AAA        Series C, 6.875% due 11/15/11           2,147,500
  3,000,000    AAA        Series D, 6.800% due 11/15/12           3,202,500
  2,445,000    A+       Series A, 6.375% due 4/1/21               2,521,406
  2,500,000    AA       Series 41, Single-Family Housing,
                        6.300% due 12/1/14(a)                     2,556,250
                      Massachusetts State Industrial
                        Financial Agency, Resource Recovery
                        Revenue, (Semass Project):
  2,700,000    NR         Series A, 9.000% due 7/1/15             3,044,250
  4,335,000    NR         Series B, 9.250% due 7/1/15(a)          4,903,969
  2,400,000    AAA    Massachusetts State Port Authority
                        Revenue, (U.S. Air Project), Series
                        A, MBIA-Insured, 5.875% due 9/1/23(a)     2,403,000
--------------------------------------------------------------------------------
                                                                 35,442,894
--------------------------------------------------------------------------------
Michigan -- 2.7%
                      Detroit, MI Water Supply System,
                        FGIC-Insured:
  3,500,000    AAA      6.500% due 7/1/15                         3,893,750
  3,000,000    AAA      6.375% due 7/1/22(a)(c)                   3,116,250
  5,000,000    AAA    Michigan State Hospital Finance
                        Authority Revenue, FSA-Insured,
                        6.300% due 2/15/22(a)(d)                  5,156,250
  2,000,000    A-     Michigan State Strategic PCR, General
                        Motors Corp., 6.200% due 9/1/20(d)        2,065,000
  4,500,000    AAA    Monroe County, MI PCR, Detroit Edison
                        Monroe, Series 1, MBIA-Insured,
                        6.875% due 9/1/22(a)                      4,820,625
  3,750,000    AAA    Western Townships, MI Utilities
                        Authority, Sewer Disposal Systems,
                        FSA-Insured, 6.750% due 1/1/15            3,970,313
--------------------------------------------------------------------------------
                                                                 23,022,188
--------------------------------------------------------------------------------
Minnesota -- 0.6%
  1,200,000    NR     Minneapolis, MN Commercial Development
                        Revenue, (Holiday Inn Metrodome
                        Project), 10.500% due 6/1/03              1,208,580
  4,000,000    BBB-   St. Paul, MN Housing and Redevelopment
                        Authority, (Healtheast Project),
                        Series A, 6.625% due 11/1/17              4,080,000
--------------------------------------------------------------------------------
                                                                  5,288,580
--------------------------------------------------------------------------------
Mississippi -- 1.9%
  9,000,000    BBB-   Claireborne County PCR, (System Energy
                        Resource Inc. Project), 6.200% due
                        2/1/26                                    8,831,250
  2,250,000    AAA    Gulfport, MS Hospital Facilities
                        Revenue, Memorial Hospital Gulfport,
                        Series A, MBIA-Insured, 6.200% due
                        7/1/18                                    2,356,875
  2,000,000    Aaa*   Mississippi Home Corp., Single-Family
                        Mortgage Revenue,
                        GNMA-Collateralized, 6.550% due
                        4/1/21(a)                                 2,065,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
Mississippi -- 1.9% (continued)
 $2,400,000    AAA    Mississippi, Hospital Equipment and
                        Facilities Authority Revenue, North
                        Mississippi Health Service,
                        AMBAC-Insured, Series 1,
                        5.750% due 5/15/16                      $ 2,412,000
--------------------------------------------------------------------------------
                                                                 15,665,125
--------------------------------------------------------------------------------
Montana -- 0.6%
  4,000,000    NR     Montana State Board Resource Recovery,
                        (Yellowstone Energy LP Project),
                        7.000% due 12/31/19(a)                    5,355,625
--------------------------------------------------------------------------------
Nevada -- 0.3%
  2,000,000    AAA    Humboldt County, NV PCR, (Sierra
                        Pacific Project), AMBAC-Insured,
                        6.550% due 10/1/13                        2,147,500
--------------------------------------------------------------------------------
New Hampshire -- 0.7%
  3,340,000    BBB-   New Hampshire Business Financing
                        Authority, PCR, United Illuminating
                        Company, Series A, 5.875% due 10/1/33     3,127,075
  1,000,000    AA-    New Hampshire IDA, Resource Recovery
                        Series, (Concord Project), 8.500% due
                        1/1/09                                    1,045,650
  2,000,000    A      New Hampshire, Turnpike System Revenue,
                        6.000% due 4/1/13                         2,037,500
--------------------------------------------------------------------------------
                                                                  6,210,225
--------------------------------------------------------------------------------
New Jersey --- 5.2%
    775,000    Ba*    Atlantic County, NJ Utilities
                        Authority, Solid Waste Revenue,
                        7.125% due 3/1/16                           777,906
  2,500,000    AAA    Hoboken, Union City, Weehawken, NJ
                        Sewer Authority Revenue,
                        MBIA-Insured, 6.200% due 8/1/19           2,628,125
  2,500,000    BBB-   Hudson County, NJ Improvement
                        Authority, Solid Waste Revenue,
                        7.100% due 1/1/20                         2,481,250
  6,300,000    AAA    Mercer County, NJ Improvement
                        Authority, (Solid Waste Site
                        Project), Series A, FGIC-Insured,
                        6.700% due 4/1/13(a)                      6,433,875
                      New Jersey EDA:
    495,000    NR       First Mortgage Gross Revenue, Dayton
                        Manor Residential Health Care,
                        13.000% due 9/1/15                          336,600
  2,500,000    AAA      Irvington General Hospital,
                        FHA-Insured, 6.375% due 8/1/15            2,650,000
  2,950,000    A-       Kennedy Memorial University Medical
                        Center, Series D, 7.875% due 7/1/09       3,127,000
  1,000,000    NR       Raritan Bay Medical Center, 7.250%
                        due 7/1/27                                1,047,500
  2,500,000    AAA      RWJ Health Care Corporation,
                        FSA-Insured, 6.500% due 7/1/24            2,678,125
  2,000,000    Baa*     St. Elizabeth Hospital, 6.000% due
                        7/1/20                                    1,987,500
  2,400,000    BBB-     Zurbrugg Memorial Hospital, Series C,
                          8.500% due 7/1/12                       2,476,464

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
New Jersey -- 5.2% (continued)
 $1,330,000    NR     New Jersey State Educational Facilities
                        Authority, Fairleigh Dickinson
                        University, Series C, 7.750% due
                        7/1/01                                  $ 1,433,075
  3,700,000    AAA    New Jersey State Housing & Mortgage
                        Finance Agency, Multi-Family Housing
                        Revenue, Presidental Plaza
                        FHA-Insured, 7.000% due 5/1/30            3,875,750
  2,150,000    AAA    New Jersey State Transportation Corp.
                        COP, FSA-Insured, 6.500% due 10/1/16      2,340,813
  2,500,000    AAA    Perth Amboy, NJ Board of Education COP,
                        FSA-Insured, 6.125% due 12/15/17          2,581,250
                      Union County, NJ Utility Authority,
                        Solid Waste Revenue:
  4,600,000    BB       Series A, 7.200% due 6/15/14(a)           4,680,500
  2,000,000    AA+      Series D, 6.850% due 6/15/14(a)           2,152,500
--------------------------------------------------------------------------------
                                                                 43,688,233
--------------------------------------------------------------------------------
New Mexico -- 0.0%
     90,846    Aaa*   Santa Fe, NM Single-Family Mortgage
                        Revenue, 8.450% due 12/1/11(d)               96,865
--------------------------------------------------------------------------------
New York -- 8.7%
  2,650,000    BBB+   Metropolitan Transportation Authority,
                        New York Commuter Facilities Revenue,
                        Series A, 6.500% due 7/1/24               2,719,563
                      New York, NY, GO Bonds:
  4,500,000    BBB+     Series A, 6.250% due 8/1/17               4,522,500
  4,685,000    BBB+     Series A-1, 6.500% due 8/1/19             4,626,438
  4,175,000    BBB+     Series B, 7.000% due 10/1/12              4,430,719
  5,000,000    BBB+     Series C, 6.660% due 8/1/09               5,100,000
     40,000    AAA      Series D, FSA-Insured, 8.500% due
                        8/1/13                                       41,387
  5,500,000    BBB+     Series F, 6.125% due 2/1/25               5,431,250
  3,700,000    BBB+     Series I, 5.875% due 3/15/14              3,598,250
  3,085,000    BBB    New York State COP, (Hanson
                        Redevelopment Project), 8.375% due
                        5/1/08                                    3,582,456
                      New York State Dormitory Authority
                        Revenue:
  2,500,000    AAA      Ellis Hospital, MBIA/FHA-Insured,
                        5.625% due 8/1/35                         2,421,875
  2,970,000    BBB+     St. University Educational
                        Facilities, 6.000% due 5/15/18            2,970,000
  4,500,000    BBB-     Upstate Community College, Series A,
                        6.250% due 7/1/25                         4,545,000
  1,500,000    AA       Wesley Garden Nursing Home,
                        FHA-Insured, 6.125% due 8/1/35            1,539,375
                      New York State Energy, Research and
                        Development Authority, Long Island
                        Lighting Co.:
  3,000,000    BB+        7.150% due 6/1/20(a)                    3,225,000
  1,150,000    BB+        7.150% due 12/1/20(a)                   1,236,250
  1,700,000    BBB    New York State Housing Finance Agency
                        Service, Contract Obligation Revenue,
                        Series A, 6.000% due 9/15/16              1,683,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
New York -- 8.7% (continued)
                      New York State Medical Care Facilities
                        Finance Agency Revenue:
 $1,020,000    BBB+     7.750% due 2/15/20                      $ 1,111,800
  2,895,000    AAA      Series C, Long-Term Health Care,
                        FSA-Insured, 6.400% due 11/1/14           3,043,369
  4,500,000    BBB+     Series F, Mental Health Services
                        Facilities, 6.500% due 2/15/19            4,657,500
    520,000    BBB+     Pre-Refunded -- Escrowed with U.S.
                        Government Securities to 2/15/00
                        Call @ 102, 7.750% due 2/15/20(b)           578,500
  5,500,000    AA-    New York State Power Authority Revenue,
                        Series Z, MBIA-Insured, 6.500% due
                        1/1/19                                    5,912,500
  2,500,000    BBB+   State of New York Municipal Bond
                        Banking Agency, Special Program,
                        Buffalo, Series A, 6.500% due 8/1/19      2,556,250
  4,500,000    AA     Triborough Bridge & Tunnel Authority,
                        General Purpose, Series B, 5.200% due
                        1/1/22                                    4,224,375
--------------------------------------------------------------------------------
                                                                 73,757,357
--------------------------------------------------------------------------------
North Carolina -- 3.5%
  2,675,000    B+     Charlotte, NC Special Facilities
                        Revenue, (Piedmont Aviation Inc.
                        Project), 9.000% due 7/1/17(a)            2,775,580
  2,000,000    AA     Charlotte, NC Water & Sewer System
                        Revenue, 5.250% due 12/1/21               1,887,500
  8,500,000    AAA    New Hanover County, NC Hospital
                        Revenue, (Regional Medical Center
                        Project), AMBAC-Insured, 5.750% due
                        10/1/26                                   8,510,625
                      North Carolina Eastern Municipal Power
                        Agency, Power System Revenue:
    280,000    A-       Pre-Refunded-- Escrowed with U.S.
                        Government Securities to 1/1/98
                        Call @ 102, 8.000% due 1/1/21(b)            296,545
  8,700,000    A-       Series B, 7.000% due 1/1/08(e)            9,580,875
                      North Carolina HFA:
  2,415,000    AA       Single-Family Housing, Series NN,
                        5.950% due 9/1/25(a)                      2,411,981
  3,000,000    AA       Multi-Family Housing, Series H,
                        6.050% due 7/1/28                         3,033,750
  1,000,000    AAA    Pitt County, NC COP, FGIC-Insured,
                        6.900% due 4/1/08                         1,073,750
--------------------------------------------------------------------------------
                                                                 29,570,606
--------------------------------------------------------------------------------
North Dakota -- 1.0%
                      Mercer County, ND PCR, Basin Electric
                        Power:
  3,000,000    AAA      Second Series, AMBAC-Insured, 6.050%
                        due 1/1/19                                3,082,500
  4,765,000    A        Series E, 7.000% due 1/1/19               4,997,294
--------------------------------------------------------------------------------
                                                                  8,079,794
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
Ohio -- 2.3%
 $4,000,000    NR     Cleveland, OH Airport Special Revenue,
                        Continental Airlines Inc., 9.000% due
                        12/1/19(a)                              $ 4,345,000
    100,000    Baa*   Miami County, OH Hospital Facilities
                        Refunding & Improvement, Upper Valley
                        Medical Center, Series C, 6.250% due
                        5/15/13                                     100,500
                      Ohio State Air Quality Development
                        Authority:
  4,000,000    AAA      Columbus and Southern Ohio, Series A,
                          FGIC-Insured, 6.375% due 12/1/20        4,215,000
  5,000,000    BB       Pollution Control-Toledo Edison,
                        6.875% due 7/1/23(a)                      5,100,000
                      Ohio State Water Development Authority
                        Revenue:
                        Series A:
  3,475,000    BB       Cleveland Electric, 8.000% due
                        10/1/23(a)                                3,774,719
  1,500,000    BB       Toledo Edison, 8.000% due 10/1/23(a)      1,629,375
    210,000    BB+      Series B, Pennsylvania Power Project,
                        8.100% due 9/1/18(a)                        217,298
    250,000    AAA    Richland County, OH AMBAC-Insured,
                        5.400% due 12/1/15                          245,625
--------------------------------------------------------------------------------
                                                                 19,627,517
--------------------------------------------------------------------------------
Oklahoma -- 1.5%
  4,550,000    AAA    Oklahoma HFA, Single-Family Mortgage
                        Revenue, Series B,
                        GNMA-Collateralized, 7.997% due
                        8/1/18(a)                                 4,999,313
                      Tulsa, OK Municipal Airport Revenue,
                        American Airlines:
  2,400,000    BB+      7.350% due 12/1/11                        2,601,000
  5,400,000    BB+      6.250% due 6/1/20                         5,447,250
--------------------------------------------------------------------------------
                                                                 13,047,563
--------------------------------------------------------------------------------
Pennsylvania -- 9.3%
  4,000,000    AAA    Allegheny County, PA Airport Revenue,
                        Greater Pittsburgh International
                        Airport, Series B, FSA-Insured,
                        6.625% due 1/1/22(a)                      4,260,000
  2,500,000    BB+    Allegheny County, PA Series A, 6.700%
                        due 12/1/20                               2,615,625
  4,500,000    BBB    Allentown, PA Hospital Authority
                        Revenue, Sacred Heart Hospital of
                        Allentown, Series B, 6.750% due
                        11/15/15                                  4,601,250
  1,250,000    AAA    Beaver County, PA Hospital Authority,
                        Beaver Medical Center, Series A,
                        AMBAC-Insured, 6.250% due 7/1/22          1,301,563
  3,000,000    AAA    Berks County, PA Solid Waste Authority,
                        FGIC-Insured, 6.000% due 4/1/11           3,153,750
  2,000,000    A+     Delaware County, PA IDA, (Resource
                        Recovery Project), Series A, 8.100%
                        due 12/1/13                               2,087,140
  3,000,000    AAA    Franklin, PA IDA, (Chamberburgs
                        Hospital Project), FGIC-Insured,
                        6.250% due 7/1/12                         3,161,250
  1,380,000    BBB-   Grove City, PA  Area Hospital Authority
                        Revenue, United Community Hospital,
                        8.125% due 7/1/12                         1,402,425
  4,475,000    AAA    Lehigh County General Purpose Authority
                        Revenue, Lehigh Valley Hospital,
                        Series B, MBIA-Insured, 5.625% due
                        7/1/25                                    4,379,906

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
Pennsylvania -- 9.3% (continued)
                      Lehigh County, PA IDA, PCR,
                        MBIA-Insured:
 $7,500,000    AAA      6.400% due 9/1/29                       $ 7,940,625
  1,750,000    AAA      Series A, 6.400% due 11/1/21              1,846,250
                      Luzerne County, PA IDA, Pennsylvania
                        Gas and Water Co., Series A:
  2,500,000    BBB-       7.200% due 10/1/17(a)                   2,668,750
  2,250,000    BBB-       6.050% due 1/1/19                       2,241,563
  3,380,000    AAA    Montgomery County, PA  IDA, PCR, Series
                        B, MBIA-Insured, 6.700% due 12/1/21       3,633,500
  6,750,000    BBB+   Montgomery County, PA  Redevelopment
                        Authority, Multi-Family Housing,
                        Series A, 6.500% due 7/1/25               6,665,625
    350,000    AAA    North Huntington Township, PA Municipal
                        Guaranteed Sewer Revenue,
                        MBIA-Insured, 6.875% due 4/1/14             368,375
                      Pennsylvania EDA:
  4,500,000    BBB-     Resource Recovery Revenue, (Colver
                        Project), Series D, 7.125% due
                        12/1/15                                   4,719,375
  4,000,000    BBB+     WasteWater Treatment Revenue, Sun Co.
                        Inc., (RTM Project), Series A,
                        7.600% due 12/1/24(a)                     4,475,000
  5,000,000    AAA    Pennsylvania State Higher Education,
                        Student Loan Revenue, Series D,
                        AMBAC-Insured, 6.050% due 1/1/19(a)       5,062,500
  2,750,000    AAA    Pennsylvannia State IDA Revenue,
                        AMBAC-Insured, 6.000% due 1/1/12          2,863,439
                      Philadelphia, PA Municipal Authority
                        Gas Works Lease Revenue:
  2,500,000    BBB-       7.625% due 5/1/14                       2,643,750
  2,750,000    BBB        14th Series, 6.375% due 7/1/26          2,822,188
    990,000    BB         Series B, 6.400 % due 11/15/16          1,015,988
  2,500,000    BB+    Scranton-Lackawanna, PA Health and
                        Welfare Authority Revenue, Series B,
                        Moses Taylor Hospital, 8.500% due
                        7/1/20                                    2,721,875
--------------------------------------------------------------------------------
                                                                 78,651,712
--------------------------------------------------------------------------------
Puerto Rico -- 0.9%
                      Commonwealth of Puerto Rico:
    455,000    A        GO, Pre-Refunded -- Escrowed with U.S.
                        Government Securities to 7/1/98
                        Call @ 102, 8.000% due 7/1/08(b)            484,006
  1,100,000    A-       Municipal Finance Agency, Series A,
                        8.250% due 7/1/08                         1,179,750
  5,760,000    BBB      Urban Renewal & Housing Corp., 7.875%
                        due 10/1/04                               6,285,600
--------------------------------------------------------------------------------
                                                                  7,949,356
--------------------------------------------------------------------------------
Rhode Island -- 1.5%
  2,650,000    AAA    Rhode Island Depositors Economic
                        Protection Corp., Series B,
                        MBIA-Insured, 6.000% due 8/1/17           2,736,125
  9,500,000    AA+    Rhode Island Housing and Mortgage
                        Finance Authority, 7.100% due
                        4/1/24(a)(d)                              9,903,750
--------------------------------------------------------------------------------
                                                                 12,639,875
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
South Carolina -- 1.1%
 $2,400,000    NR     Fairfield County, SC IDR, Rite Aid
                        Corp., 7.900% due 12/1/16(a)            $ 2,469,720
  1,500,000    A-     Greenville County, SC IDR, (Lockheed
                        Aeromod Center Project), 7.200% due
                        11/1/21(a)                                1,606,875
    500,000    AAA    Lexington County, SC Health Services
                        District, Hospital Revenue,
                        FSA-Insured, 6.750% due 10/1/18             534,375
  4,000,000    A-     Richland County, SC PCR, (Union Camp
                        Corp. Project), 6.625% due 5/1/22         4,250,000
--------------------------------------------------------------------------------
                                                                  8,860,970
--------------------------------------------------------------------------------
South Dakota -- 0.2%
                      Ogalala Sioux, SD Tribal Revenue Bond:
  1,865,000    NR       7.500% due 7/1/13                         1,892,975
    180,000    NR       7.000% due 7/1/99                           181,575
--------------------------------------------------------------------------------
                                                                  2,074,550
--------------------------------------------------------------------------------
Tennessee -- 3.1%
  7,000,000    AA     Humphreys County, TN IDB, 6.700% due
                        5/1/24(a)                                 7,507,500
  1,000,000    AAA    Knoxville, TN Community Development
                        Corp., GNMA-Collateralized,
                        Morningside Gardens, 6.100% due
                        7/20/20                                   1,006,250
  7,100,000    A-     Maury County, TN IDB, PCR, (Saturn
                        Corp. Project), 6.500% due 9/1/24(d)      7,463,875
  3,150,000    BBB    Memphis-Shelby County, TN Airport
                        Authority, Federal Express Corp.,
                        6.750% due 9/1/12                         3,342,938
  5,000,000    AAA    Metropolitan Nashville Airport
                        Authority, TN Airport Revenue,
                        Special Facilities, Series C,
                        FGIC-Insured, 6.600% due 7/1/15           5,381,250
  1,000,000    NR     Metropolitan Nashville & Davidson
                        County, TN IDB Revenue, Volunteer
                        Health Care, Series A, 10.750% due
                        6/1/18                                      300,000
  1,500,000    AAA    Tennessee Housing Development Mortgage
                        Agency, MBIA-Insured, Series B,
                        6.200% due 7/1/18                         1,524,375
--------------------------------------------------------------------------------
                                                                 26,526,188
--------------------------------------------------------------------------------
Texas -- 7.9%
  5,000,000    BBB    Alliance Airport Authority Inc.,
                        Special Federal Express Corp.
                        Project, 6.375% due 4/1/21                5,031,250
                      Brazos River Authority, TX PCR, Houston
                        Lighting & Power Co.:
  2,000,000    AAA        Series A, AMBAC-Insured, 6.700% due
                        3/1/17                                    2,177,500
  1,900,000    AAA        Series B, FGIC- Insured, 7.200% due
                        12/1/18                                   2,047,250
  4,000,000    AAA    Dallas-Fort Worth, TX International
                        Airport Facilities, UPS Services,
                        Inc., 6.600% due 5/1/32(a)                4,235,000
  2,000,000    NR     Denton County, TX Reclamation and Road
                        District, 8.500% due 6/1/16               2,011,280

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
Texas -- 7.9% (continued)
                      Gulf Coast Waste Disposal Authority, TX
                        Waste Disposal & Sewer System
                        Control, Revenue Refunding,
                        Bay Port Area System, Series A,
                        FSA-Insured:
 $1,395,000    AAA        6.700% due 10/1/10                    $ 1,483,931
    990,000    AAA        6.700% due 10/1/11                      1,054,350
    970,000    AAA    Harris County, TX Refunding Toll Road
                        Authority, Series A, AMBAC-Insured,
                        6.500% due 8/15/17                        1,041,539
    130,000    BBB    Heart of Texas, HFA, Single-Family
                        Mortgage Revenue, Series 1984,
                        11.000% due 1/1/11                          132,187
                      Matagorda County, TX PCR, Navajo
                        District No. 1:
  7,000,000    AAA      Central Power & Light Co. Project,
                        MBIA-Insured, 6.100% due 7/1/28           7,166,250
                        Houston Light and Power Co. Project:
  7,200,000    AAA      AMBAC-Insured, 6.700% due 3/1/27          7,776,000
    500,000    A        Series B, 7.700% due 2/1/19                 523,230
  2,100,000    AAA      Series E, FGIC-Insured, 7.200% due
                        12/1/18                                   2,273,250
  3,000,000    NR     North Texas, Higher Education Authority
                        Inc., 6.300% due 4/1/09(a)                3,037,500
  4,000,000    AA-    Port Corpus Christi, TX IDR, Hoechst
                        Celanese Corp. Project, 6.875% due
                        4/1/17(a)                                 4,260,000
                      Sam Rayburn, TX Municipal Power Agency,
                        Power Supply System Revenue:
  2,200,000    BB         Series A, 6.750% due 10/1/14            2,068,000
  2,500,000    BB         Series B, 6.125% due 10/1/13            2,206,250
                      San Antonio, TX Airport System Revenue,
                        AMBAC-Insured:
  3,000,000    AAA      7.125% due 7/1/06                         3,420,000
  1,000,000    AAA      7.125% due 7/1/08                         1,140,000
  2,000,000    AAA      7.375% due 7/1/13                         2,267,500
  2,000,000    AAA    Terrel Hills, TX Higher Education,
                        (Incarnate World College Project),
                        CONNIE LEE-Insured, 5.750% due 3/15/13    2,020,000
  3,010,000    AAA    Texas Municipal Power Agency Revenue
                        Bonds, Series A, AMBAC-Insured,
                        6.750% due 9/1/12                         3,273,375
  2,070,000    AAA    Texas State Department of Housing and
                        Community Affairs, Home Mortgage
                        Revenue, Series A, 6.950% due 7/1/23      2,173,500
  2,605,000    AA     Texas State Veterans Housing
                        Assistance, Single-Family Mortgage
                        Revenue, 6.800% due 12/1/23(a)            2,692,919
    960,000    NR     Tyler, TX Health Facilities Revenue,
                        (Park Place Limited Project), 8.500%
                        due 12/1/18                                 964,800
--------------------------------------------------------------------------------
                                                                 66,476,861
--------------------------------------------------------------------------------
Utah --  0.6%
  4,000,000    AAA    Utah Municipal Power System Revenue,
                        (San Juan Project), MBIA-Insured,
                        6.375% due 6/1/22                         4,215,000
                      Utah State HFA, Single-Family Mortgage:
    440,000    AA       Series D, 8.625% due 1/1/19(a)              461,450
    330,000    NR       Series D1, 6.200% due 7/1/16                334,125
--------------------------------------------------------------------------------
                                                                  5,010,575
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
Virginia -- 1.5%
 $2,435,000    AAA    Fairfax County, VA Redevelopment and
                        Housing Authority Revenue,
                        Multi-Family Housing, Series A,
                        Kingsley, FHA-Insured, 7.000% due
                        5/1/26                                  $ 2,584,144
  1,720,000    A-     Henrico County, VA IDA, Maryview
                        Hospital, Series B, 7.500% due 9/1/11     1,915,650
  8,000,000    A-     Isle Wight County, VA IDA, Solid Waste
                        Disposal Revenue, 6.550% due 4/1/24(a)    8,390,000
--------------------------------------------------------------------------------
                                                                 12,889,794
--------------------------------------------------------------------------------
Washington -- 1.5%
  1,500,000    AAA    King County, WA Public Hospital
                        District 1, Hospital Facilities
                        Revenue, Valley Medical Center,
                        AMBAC-Insured, 7.250% due 9/15/15         1,638,750
  2,000,000    BBB    Port Moses Lake, WA PCR, Union Carbide,
                        7.875% due 8/1/06(a)                      2,051,520
  2,000,000    AAA    Port of Seattle, WA Subordinated Lien,
                        MBIA-Insured, 6.625% due 8/1/17           2,155,000
  3,000,000    AAA    Snohomish County, WA Electric Revenue
                        Generation System, Public Utility
                        District No. 1, FGIC-Insured, 6.000%
                        due 1/1/18                                3,060,000
  2,750,000    AAA    Washington State Health Care Facilities
                        Authority Revenue, Franciscan Health,
                        State Joseph, MBIA-Insured, 6.700% due
                        7/1/21                                    2,928,750
    500,000    AAA    Washington State Public Power Supply
                        System, Nuclear Project No. 1, Series
                        A, MBIA-Insured, 6.250% due 7/1/17          512,500
--------------------------------------------------------------------------------
                                                                 12,346,520
--------------------------------------------------------------------------------
West Virginia -- 1.1%
  2,000,000    A      Beckley, WV IDR, (Water Commission
                        Project), 7.000% due 10/1/17(a)           2,147,500
                      Marion County, WV Solid Waste Disposal
                        Revenue, American Power, Paper
                        Recycling:
  2,500,000    NR         7.750% due 12/1/11(a)                   1,250,000
  5,000,000    NR         9.000% due 12/1/11(a)                   2,500,000
  2,300,000    AAA    West Virginia School Building Authority
                        Revenue, Series A, MBIA-Insured,
                        7.000% due 7/1/11                         2,495,500
    500,000    AAA    West Virginia State Water Development
                        Authority, Series A, 7.000% due 11/1/25     541,250
--------------------------------------------------------------------------------
                                                                  8,934,250
--------------------------------------------------------------------------------
Wisconsin -- 0.2%
  1,670,000    BBB    Racine County, WI Health Center
                        Revenue, 8.125% due 8/1/21                1,722,856
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1997
--------------------------------------------------------------------------------
  FACE
 AMOUNT       RATING                   SECURITY                     VALUE
================================================================================
Wyoming -- 0.2%
 $1,250,000    AA     Wyoming Community Development
                        Authority, Housing Revenue, 7.100%
                        due 6/1/17                              $ 1,321,875
--------------------------------------------------------------------------------
                      TOTAL MUNICIPAL BONDS AND NOTES
                      (Cost -- $804,430,128)                    838,223,946
================================================================================
SHORT-TERM INVESTMENTS (e) -- 0.7%
  1,400,000    AAA    Massachussetts  State Health &
                        Educational  Facility Authority
                        Revenue, Series D, 5.000% due 1/1/35      1,400,000
  1,400,000    AA     Ohio State Air Quality Development
                        Revenue, Cincinnati Gas & Electric,
                        Series A, 5.000% due 9/1/30               1,400,000
  1,400,000    A      Port Authority NY & NJ, Series 2,
                        5.100% due 5/1/19                         1,400,000
  1,700,000    AA+    Puerto Rico Government Development
                        Bank, 5.000% due 12/1/15                  1,700,000
--------------------------------------------------------------------------------
                      TOTAL SHORT-TERM INVESTMENTS
                      (Cost -- $5,900,000)                        5,900,000
================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $810,330,128**)                 $844,123,946
================================================================================
(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Pre-Refunded bonds escrowed by U.S. Government securities and bonds escrowed to maturity by U.S. Government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Security segregated by custodian for open purchase commitments.
(d) Residual interest bonds -- coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Variable rate municipal bonds and notes are payable upon not more than seven business days' notice.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 25 and 26 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Corporation ("Standard & Poors"), except that those identified by an asterisk (*) are rated by Moody's Investor Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "B" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.
AA  -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A   -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB  -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B   -- Debt rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
D   -- Debt rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds that are rated "Baa" are considered as medium grade obligations,
       i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds that are rated "Ba" are judged to have speculative elements;
       their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1       -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1     -- Moody's highest rating for issues having demand feature -- VRDO.

P-1        -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG       -- Association of Bay Area Governors
AIG        -- American International Guaranty
AMBAC      -- AMBAC Indemnity Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FAIRS      -- Floating Adjustable Interest Rate Securities
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Agency
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
SYCC       -- Structured Yield Curve Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                 January 31, 1997
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $810,330,128)                      $844,123,946
  Interest receivable                                                 12,473,214
  Receivable for securities sold                                       1,894,370
  Receivable for Fund shares sold                                        113,632
  Cash                                                                    44,517
--------------------------------------------------------------------------------
  Total Assets                                                       858,649,679
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                     5,923,867
  Dividends payable                                                    3,700,004
  Payable for Fund shares purchased                                      328,653
  Investment advisory fees payable                                       151,451
  Distribution fees payable                                              101,785
  Accrued expenses                                                       154,205
--------------------------------------------------------------------------------
  Total Liabilities                                                   10,359,965
--------------------------------------------------------------------------------
Total Net Assets                                                    $848,289,714
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     48,241
  Capital paid in excess of par value                                811,899,201
  Undistributed net investment income                                    325,922
  Accumulated net realized gain from security transactions             2,222,532
  Net unrealized appreciation of investments                          33,793,818
--------------------------------------------------------------------------------
Total Net Assets                                                    $848,289,714
================================================================================
Shares Outstanding:
  Class A                                                             13,519,097
--------------------------------------------------------------------------------
  Class B                                                             34,688,615
--------------------------------------------------------------------------------
  Class C                                                                 33,532
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                    $      17.58
--------------------------------------------------------------------------------
  Class B*                                                          $      17.59
--------------------------------------------------------------------------------
  Class C**                                                         $      17.56
--------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
 (net asset value plus 4.17% of net asset value per share)          $      18.31
================================================================================
* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 3).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended January 31, 1997

INVESTMENT INCOME:
  Interest                                                          $ 28,278,198
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 3)                                           2,266,538
  Investment advisory fees (Note 3)                                    1,761,181
  Administration fees (Note 3)                                           880,591
  Shareholder and system servicing fees                                  160,103
  Registration fees                                                       55,452
  Shareholder communications                                              31,638
  Audit and legal                                                         30,250
  Pricing service fees                                                    25,710
  Custody                                                                 17,612
  Trustees' fees                                                          15,125
  Other                                                                    9,830
--------------------------------------------------------------------------------
  Total Expenses                                                       5,254,030
--------------------------------------------------------------------------------
Net Investment Income                                                 23,024,168
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              223,532,424
    Cost of securities sold                                          218,327,494
--------------------------------------------------------------------------------
  Net Realized Gain                                                    5,204,930
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                               25,816,358
    End of period                                                     33,793,818
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                              7,977,460
--------------------------------------------------------------------------------
Net Gain on Investments                                               13,182,390
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 36,206,558
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended January 31, 1997 (unaudited) and the Year Ended July 31, 1996

                                                           1997            1996
===================================================================================
OPERATIONS:
  Net investment income                               $  23,024,168   $  50,346,526
  Net realized gain                                       5,204,930       4,816,209
  Increase (decrease) in net unrealized appreciation      7,977,460        (642,445)
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                 36,206,558      54,520,290
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                 (22,770,067)    (50,274,705)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                         (22,770,067)    (50,274,705)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                       34,665,716      55,204,274
  Net asset value of shares issued for
  reinvestment of dividends                              10,427,474      27,635,290
  Cost of shares reacquired                             (95,562,827)   (176,253,665)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
  Fund Share Transactions                               (50,469,637)    (93,414,101)
-----------------------------------------------------------------------------------
Decrease in Net Assets                                  (37,033,146)    (89,168,516)
NET ASSETS:
  Beginning of period                                   885,322,860     974,491,376
-----------------------------------------------------------------------------------
  End of period*                                      $ 848,289,714   $ 885,322,860
===================================================================================
 * Includes undistributed net investment income of:   $     325,922   $      71,821
===================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Tax-Exempt Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports. The Smith Barney Premium Total Return Fund changed its fiscal year end to December 31 and, therefore, the semi-annual report will be prepared as of June 30, 1997.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at mean prices by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium which approximates market value;
(d) interest income, adjusted for amortization of premiums and accretion of original issue discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy requirements that allows interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares. For the six months ended January 31, 1997, SB received sales charges of approximately $17,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the six months ended January 31, 1997, CDSCs paid to SB were approximately:
                                                       Class A        Class B
================================================================================
CDSCs                                                  $1,000         $314,000
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended January 31, 1997, total Distribution Plan fees incurred were:

                                        Class A        Class B        Class C
================================================================================
Distribution Plan Fees                 $178,657       $2,085,897       $1,984
================================================================================

     All officers and one Trustee of the Fund are employees of SB.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     4. INVESTMENTS

     During the six months ended January 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $170,995,781
--------------------------------------------------------------------------------
Sales                                                              223,532,424
================================================================================

     At January 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $40,340,848)*
Gross unrealized depreciation                                       (6,547,030)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $33,793,818)*
================================================================================
* Substantially the same for Federal income tax purposes.

     5. CAPITAL LOSS CARRYFORWARD

     At July 31, 1996, the Fund had, for Federal income tax purposes, approximately $2,982,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                                        2003          2004
================================================================================
Carryforward Amounts                                 $2,037,000     $945,000
================================================================================

     6. SHARES OF BENEFICIAL INTEREST

     At January 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At January 31, 1997, total paid-in capital amounted to the following for each class:
                                        Class A        Class B       Class C
================================================================================
Total Paid-in Capital                $232,800,043   $578,567,176     $580,223
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                                                  Six Months Ended                            Year Ended
                                                                  January 31, 1997                           July 31, 1996
                                                              ------------------------                ---------------------------
                                                              Shares             Amount               Shares               Amount
====================================================================================================================================
Class A
Shares sold                                                1,428,352        $  25,028,061            1,718,386        $  29,741,505
Shares issued on reinvestment                                185,357            3,246,472              435,764            8,042,396
Shares redeemed                                           (1,471,263)         (25,776,473)          (2,554,580)         (44,691,662)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                      142,446        $   2,498,060             (400,430)       $  (6,907,761)
====================================================================================================================================
Class B
Shares sold                                                  545,691        $   9,583,053            1,517,563        $  25,090,157
Shares issued on reinvestment                                409,310            7,171,760            1,032,778           19,575,379
Shares redeemed                                           (3,974,630)         (69,757,796)          (7,527,055)        (131,511,049)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                              (3,019,629)       $ (53,002,983)          (4,976,714)       $ (86,845,513)
====================================================================================================================================
Class C
Shares sold                                                    3,120        $      54,602               21,320        $     372,612
Shares issued on reinvestment                                    528                9,242                  908               17,515
Shares redeemed                                               (1,654)             (28,558)              (2,922)             (50,954)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                   1,994        $      35,286               19,306        $     339,173
====================================================================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:


Class A Shares                                           1997(1)             1996           1995            1994           1993(2)
====================================================================================================================================
Net Asset Value, Beginning of Period                      $17.31            $17.25          $17.26          $18.24         $17.45
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                     0.49              1.00            1.04            1.06           0.78
  Net realized and unrealized gain (loss)                   0.27              0.06            0.01*          (0.85)          1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                0.76              1.06            1.05            0.21           1.78
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    (0.49)            (1.00)          (1.00)          (1.02)         (0.80)
  Overdistribution of
    net investment income                                     --                --              --           (0.04)         (0.03)
  Net realized gains                                          --                --              --           (0.13)         (0.16)
  Overdistribution of net realized gains                      --                --           (0.02)             --             --
  Capital                                                     --                --           (0.04)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.49)            (1.00)          (1.06)          (1.19)         (0.99)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $17.58            $17.31          $17.25          $17.26         $18.24
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                4.44%++           6.28%           6.42%           1.14%         10.24%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                        $237,616          $231,589        $237,656         $17,792        $13,508
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                  0.84%+            0.84%           0.84%           0.84%          0.86%+
  Net investment income                                     5.59+             5.74            6.04            5.83           6.03+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       20%               44%             38%             39%            34%
====================================================================================================================================

 (1)  For the six months ended January 31, 1997 (unaudited).
 (2)  For the period from November 6, 1992 (inception date) to July 31, 1993.
  * Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:


Class B Shares                                           1997(1)         1996         1995         1994         1993         1992
====================================================================================================================================
Net Asset Value,
  Beginning of Period                                    $17.32         $17.26       $17.26       $18.24       $18.00       $16.97
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                    0.45           0.92         0.95         0.96         0.98         1.04
  Net realized and unrealized
  gain (loss)                                              0.27           0.06         0.02*       (0.85)        0.45         1.17
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                               0.72           0.98         0.97         0.11         1.43         2.21
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   (0.45)         (0.92)       (0.91)       (0.92)       (0.98)       (1.04)
  Overdistribution of
    net investment income                                    --             --           --        (0.04)       (0.04)          --
  Net realized gains                                         --             --        (0.02)       (0.13)       (0.17)       (0.14)
  Capital                                                    --             --        (0.04)          --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.45)         (0.92)       (0.97)       (1.09)       (1.19)       (1.18)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                                          $17.59         $17.32       $17.26       $17.26       $18.24       $18.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               4.18%++        5.74%        5.91%        0.60%        8.28%       13.50%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)                                 $610           $653         $737       $1,069       $1,108         $871
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                 1.33%+         1.33%        1.35%        1.33%        1.38%        1.45%
  Net investment income                                    5.10+          5.23         5.61         5.34         5.52         5.96
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      20%            44%          38%          39%          34%          61%
====================================================================================================================================

(1) For the six months ended January 31, 1997 (unaudited).
* Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                              1997(1)        1996        1995(2)
================================================================================
Net Asset Value, Beginning of Period        $17.31        $17.25      $15.83
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                       0.43          0.89        0.60
  Net realized and unrealized gain            0.26          0.08        1.50*
--------------------------------------------------------------------------------
Total Income From Operations                  0.69          0.97        2.10
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.44)        (0.91)      (0.62)
  Net realized gains                            --            --       (0.02)
  Capital                                       --            --       (0.04)
--------------------------------------------------------------------------------
Total Distributions                          (0.44)        (0.91)      (0.68)
--------------------------------------------------------------------------------
Net Asset Value, End of Period              $17.56        $17.31      $17.25
--------------------------------------------------------------------------------
Total Return                                  4.04%++       5.69%      13.45%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $589          $546        $211
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.39%+        1.39%       1.18%+
  Net investment income                       4.83+         5.18        5.56+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                         20%           44%         38%
================================================================================
(1) For the six months ended January 31, 1997 (unaudited).
(2) For the period from November 17, 1994 (inception date) to July 31, 1995.
* Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
++  Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Smith Barney                                  SMITH BARNEY
Tax-Exempt                                    ------------
Income Fund                                   A Member of TravelersGroup [LOGO]

Trustees

Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley

Officers

Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser
Smith Barney Mutual Funds Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent

First Data Investors Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for
the general information of the
shareholders of Smith Barney Tax-
Exempt Income Fund. It is not
authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the
Fund's investment policies and
expenses as well as other pertinent
information.

Smith Barney Tax-Exempt
Income Fund
388 Greenwich Street
New York, New York 10013

FD2173 3/97

================================================================================

SEMI-ANNUAL REPORT


[GRAPHIC]


SMITH BARNEY
HIGH INCOME
FUND
---------------------------------
January 31, 1997


[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Smith Barney High Income Fund
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney High Income Fund ("Fund") for the period ended January 31, 1997. In this letter we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the semi-annual report.

Over the six month period covered by this report, the Smith Barney High Income Fund paid dividends totaling $0.54 per share for Class A shares. Given the more challenging economic environment, we have maintained a more conservative credit posture in the Fund, emphasizing stronger credits that have less default risk, but generate slightly less interest income.

The Fund's total return of 9.94% for Class A shares for the six-months ended January 31, 1997 compares favorably to the average six-month total return of 9.14% for open-end high yield funds, as reported by Lipper Analytical Services Inc., an independent fund tracking organization.

Market and Economic Overview

The fixed income markets began to rally in the fourth quarter of 1996, with strong performance gains by investment grade and U.S. Treasury bonds. An apparent slowdown in U.S. economic growth over the fourth quarter of 1996, combined with favorable inflation data, helped to bolster the fixed income markets. The bond market rally was also fueled by the Federal Reserve Board's decision to remain on the sidelines and not raise interest rates. However, during early December, several factors prevented interest rates from declining further, with a modest upturn in rates occurring in January. For example, Federal Reserve Chairman Alan Greenspan's comments about "irrational exuberance" in the financial markets caused a widespread but temporary sell-off in both the equity and bond markets. In addition, conflicting reports of weakness in the retail sector and stronger-than-expected growth in the manufacturing and construction sectors in the past several weeks have caused interest rates to gyrate up and down with increased price volatility in the U.S. Treasury and investment grade bond markets.

The high yield market has generally outperformed the more interest-rate sensitive, longer maturity Treasury and investment grade markets throughout the past six months. More specifically, the lower quality issues (CCC/Caa and CC/Ca) turned in a disappointing performance, most likely due to the slowdown in U.S. economic growth and an increasing number of bond defaults in the latter half of 1996. The most visible defaults or failures in 1996 included

Marvel Entertainment, Moblemedia, Anchor Glass, CAI Wireless and MidAmerican Waste. A number of these high yield issues experienced price declines between 60% and 80%. Given our relatively conservative investment philosophy, we avoided these issues.

In contrast to the performance of the lower-rated high yield issues, the current steady growth rate of the U.S. economy has been particularly positive for the better-quality, high yield issues (BB/Ba and B/B). During the past six months, the performance of better-quality issues has exceeded that of the more speculative, lower-quality issues. In addition, more investors have become dissatisfied with the modest returns and extreme price swings in the U.S. Treasury market and have invested increasing amounts of money into the upper-rated tier of the high yield market. In fact, during the course of 1996, over $15 billion flowed into high yield bond funds. At the same time, a large number of institutional investors such as insurance companies and municipal and corporate pension fund managers allocated a larger portion of their assets to the high yield market, particularly the better quality issues. In our view, this trend is likely to continue well into 1997 as investors search for higher-yielding investment alternatives. Given the relatively strong performance of the high yield market compared to U.S. Treasuries over this time frame, high yield bond spreads (i.e., the difference between the yield to maturity on a high yield bond and the yield to maturity on a similar maturity U.S. Treasury bond) are now 1.00% tighter than they were at the beginning of 1996. In fact, we now consider the high yield market to be fully valued. Fortunately, the current U.S. economic and financial condition is relatively benign, with moderate economic growth and little signs of inflation. Nevertheless, selectivity has become increasingly more important when picking investment ideas given the high yield market's fully valued levels and the likelihood of an increasing number of bond defaults in 1997.

Portfolio Strategy

Despite the increasing number of disappointments, the outlook for the high yield bond market in 1997 is still positive for a large number of companies that are successfully competing in their markets. These companies tend to be in industries that continue to benefit from new technology. We have found many growth opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the High Income Fund is overweighted in these areas. Some of the issues that we continue to favor include Time Warner, Brooks Fiber, Teleport and Revlon to name a few. All of these companies continue to generate improving results through either increased market share and/or improved cost controls.

We still firmly believe that the better quality high yield issues offer superior risk-adjusted returns and lower default risk relative to lower-rated issues. When one considers the trend toward greater industry competition and little pricing power in most sectors of the domestic economy, we believe our prudent investment approach will continue to generate consistent positive returns in 1997. We therefore will continue to avoid those sectors of the economy that are experiencing weak consumer spending as well as heavy industry competition. In addition, we will continue to place a greater emphasis on higher quality issues and avoid the weaker, lower-tier issues.

We have experienced a slight rise in our cash reserves as a result of some sector shifting and profit taking. However, we expect to be fully invested within the first quarter of 1997 as we take advantage of a relatively heavy new issue calendar in the coming months. As we become fully invested, we will begin to extend the Fund's average maturity modestly to the 7- to 8-year range from the 5- to 6-year range. This strategy should not be construed as an attempt to time the beneficial effects of falling interest rates, but rather as a reflection of the Fund being fully invested.

Outlook

In our opinion, the U.S. economy will grow at a moderate pace, at least through the first half of 1997. We expect most consumer sensitive sectors will continue to experience problems as individuals slowly reduce their debt burdens. As a result, we believe there will be a continued increase in default rates among high yield issuers, especially the weaker, more vulnerable companies that are having trouble competing. Although we expect intermediate and long-term interest rates to decline over the first half of 1997, there is still the possibility for some market turbulence over the next six months resulting from conflicting or inconclusive economic data. Nevertheless, we do remain optimistic on the high yield market's prospects for 1997, particularly among the higher rated issues, and the Fund is positioned accordingly.

In closing, thank you for investing in the Smith Barney High Income Fund. We look forward to continuing to help you achieve your investment goals.

Sincerely,


/s/ Heath B. McLendon                      /s/ John C. Bianchi, CFA

Heath B. McLendon                          John C. Bianchi, CFA
Chairman and                               Vice President and
Investment Officer                         Investment Officer

February 14, 1997

================================================================================
 Historical Performance -- Class A Shares
================================================================================

                         Net Asset Value
                      -----------------------
                      Beginning        End          Income       Capital Gain        Return       Total
Period Ended          of Period     of Period      Dividends     Distributions     of Capital   Returns(1)
===========================================================================================================
1/31/97                  $10.98         $11.51        $0.54            $0.00           $0.00         9.94%+
-----------------------------------------------------------------------------------------------------------
7/31/96                   11.10          10.98         1.08             0.00            0.00         8.95
-----------------------------------------------------------------------------------------------------------
7/31/95                   11.16          11.10         1.05             0.00            0.07        10.28
-----------------------------------------------------------------------------------------------------------
7/31/94                   12.01          11.16         1.12             0.00            0.00         2.11
-----------------------------------------------------------------------------------------------------------
Inception*
  - 7/31/93               11.03          12.01         0.86             0.00            0.00        17.29+
===========================================================================================================
Total                                                 $4.65            $0.00           $0.07
===========================================================================================================


================================================================================
 Historical Performance -- Class B Shares
================================================================================

                         Net Asset Value
                      -----------------------
                      Beginning        End          Income       Capital Gain        Return       Total
Period Ended          of Period     of Period      Dividends     Distributions     of Capital   Returns(1)
===========================================================================================================
1/31/97                  $10.99         $11.52       $ 0.52            $0.00           $0.00         9.67%+
-----------------------------------------------------------------------------------------------------------
7/31/96                   11.11          10.99         1.02             0.00            0.00         8.41
-----------------------------------------------------------------------------------------------------------
7/31/95                   11.16          11.11         0.99             0.00            0.07         9.77
-----------------------------------------------------------------------------------------------------------
7/31/94                   12.01          11.16         1.06             0.00            0.00         1.60
-----------------------------------------------------------------------------------------------------------
7/31/93                   11.15          12.01         1.10             0.00            0.00        18.55
-----------------------------------------------------------------------------------------------------------
7/31/92                   10.05          11.15         1.11             0.00            0.06        23.86
-----------------------------------------------------------------------------------------------------------
7/31/91                   10.59          10.05         1.27             0.00            0.02         8.82
-----------------------------------------------------------------------------------------------------------
7/31/90                   13.36          10.59         1.61             0.00            0.01        (8.66)
-----------------------------------------------------------------------------------------------------------
7/31/89                   14.01          13.36         1.53             0.00            0.00         6.60
-----------------------------------------------------------------------------------------------------------
7/31/88                   14.26          14.01         1.54             0.04            0.00        10.06
-----------------------------------------------------------------------------------------------------------
Inception*
  - 7/31/87               14.00          14.26         1.03             0.03            0.00         9.55+
===========================================================================================================

Total                                                $12.78            $0.07           $0.16
===========================================================================================================


================================================================================
 Historical Performance -- Class C Shares
================================================================================

                         Net Asset Value
                      -----------------------
                      Beginning        End          Income       Capital Gain        Return       Total
Period Ended          of Period     of Period      Dividends     Distributions     of Capital   Returns(1)
===========================================================================================================
1/31/97                  $11.00         $11.53        $0.52            $0.00           $0.00         9.68%+
-----------------------------------------------------------------------------------------------------------
7/31/96                   11.11          11.00         1.03             0.00            0.00         8.56
-----------------------------------------------------------------------------------------------------------
Inception*
  - 7/31/95               10.90          11.11         0.90             0.00            0.07        11.50+
===========================================================================================================
Total                                                 $2.45            $0.00           $0.07
===========================================================================================================

================================================================================
 Historical Performance -- Class Y Shares
================================================================================

                         Net Asset Value
                      -----------------------
                      Beginning        End          Income       Capital Gain        Return       Total
Period Ended          of Period     of Period      Dividends     Distributions     of Capital   Returns(1)
===========================================================================================================
1/31/97                  $10.99         $11.52        $0.55            $0.00           $0.00        10.07%+
-----------------------------------------------------------------------------------------------------------
7/31/96                   11.10          10.99         0.92             0.00            0.00         9.32
-----------------------------------------------------------------------------------------------------------
Inception*
  - 7/31/95               10.88          11.10         0.03             0.00            0.07         2.91+
===========================================================================================================
Total                                                 $1.50            $0.00           $0.07
===========================================================================================================

================================================================================
 Historical Performance -- Class Z Shares
================================================================================

                         Net Asset Value
                      -----------------------
                      Beginning        End          Income       Capital Gain        Return       Total
Period Ended          of Period     of Period      Dividends     Distributions     of Capital   Returns(1)
===========================================================================================================
1/31/97                  $10.99         $11.52        $0.55            $0.00           $0.00        10.07%+
-----------------------------------------------------------------------------------------------------------
7/31/96                   11.09          10.99         1.11             0.00            0.00         9.42
-----------------------------------------------------------------------------------------------------------
7/31/95                   11.16          11.09         1.08             0.00            0.07        10.55
-----------------------------------------------------------------------------------------------------------
7/31/94                   12.01          11.16         1.15             0.00            0.00         2.37
-----------------------------------------------------------------------------------------------------------
Inception*
  - 7/31/93               11.03          12.01         0.88             0.00            0.00        17.47+
===========================================================================================================
Total                                                 $4.77            $0.00           $0.07
===========================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
 Average Annual Total Return
================================================================================

                                                    Without Sales Charge(1)
                                -------------------------------------------------------------
                                Class A       Class B       Class C      Class Y      Class Z
=============================================================================================
Six Months Ended 1/31/97+         9.94%         9.67%        9.68%        10.07%      10.07%
---------------------------------------------------------------------------------------------
Year Ended 1/31/97               11.81         11.35        11.39          N/A**      12.27
---------------------------------------------------------------------------------------------
Five Years Ended 1/31/97          N/A          11.59         N/A           N/A         N/A
---------------------------------------------------------------------------------------------
Ten Years Ended 1/31/97           N/A           8.90         N/A           N/A         N/A
---------------------------------------------------------------------------------------------
Inception* through 1/31/97       11.43          9.14        12.31         11.48       11.74
=============================================================================================

                                                     With Sales Charge(2)
                                -------------------------------------------------------------
                                Class A       Class B       Class C      Class Y      Class Z
=============================================================================================
Six Months Ended 1/31/97+         4.97%         5.17%        8.68%        10.07%      10.07%
---------------------------------------------------------------------------------------------
Year Ended 1/31/97                6.81          6.85        10.39          N/A**      12.27
---------------------------------------------------------------------------------------------
Five Years Ended 1/31/97          N/A          11.46         N/A           N/A         N/A
---------------------------------------------------------------------------------------------
Ten Years Ended 1/31/97           N/A           8.90         N/A           N/A         N/A
---------------------------------------------------------------------------------------------
Inception* through 1/31/97       10.23          9.14        12.31         11.48       11.74
=============================================================================================

================================================================================
 Cumulative Total Return
================================================================================

                                                        Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/97)                           58.21%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/97)                          134.60
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/97)                           32.76
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/97)                           11.48
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/97)                           60.11
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within the first year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies, if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, September 2, 1986, August 24, 1994, April 28, 1995 and November 6, 1992, respectively.

** Total return is not relevant since the class was not in existence for the full year due to full redemption of shares during the period.

+ Total return is not annualized, as it may not be representative of the total return for the year.

================================================================================
 Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class B Shares of
                      the Smith Barney High Income Fund vs.
               Salomon Brothers Intermediate-Term High-Yield Index
--------------------------------------------------------------------------------

                          January 1987 -- January 1997

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                    Salomon Brothers
                      Smith Barney                 Intermediate-Term
Date                High Income Fund                High-Yield Index
----            -----------------------         -----------------------
1/87            $      10,601.00                $      10,000.00
7/87                   10,334.00                       10,087.00
7/88                   11,373.00                       10,456.00
7/89                   12,123.00                       10,637.00
7/90                   11,073.00                       10,238.00
7/91                   12,050.00                       10,694.00
7/92                   14,925.00                       11,214.00
7/93                   17,694.00                       11,580.00
7/94                   17,977.00                       11,895.00
7/95                   19,733.00                       12,211.00
7/96                   21,393.00                       13,311.00
1/97                   23,460.00                       14,554.00



+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1987, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1997. The Salomon Brothers Intermediate-Term High-Yield Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
 Portfolio Highlights (unaudited)                              January 31, 1997
================================================================================


Portfolio Breakdown


  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Broadcasting                                                      23.2%
Other Corporate Bonds & Notes                                     21.1%
Communications                                                    20.2%
Oil & Natural Gas                                                  5.5%
Repurchase Agreements                                              5.0%
Paper & Printing                                                   4.4%
Other Preferred Stock,
 Convertible Preferred Stock,
 Common Stock & Warrants                                           3.6%
Electronics/Computers                                              3.4%
Chemicals                                                          3.1%
Metals & Mining                                                    2.8%
Finance                                                            2.8%
Aerospace/Defence                                                  2.6%
Personal Care                                                      2.3%



Top Ten Holdings

                                                              Percentage of
Company                                                     Total Investments
================================================================================
Cablevision Systems Corp.                                          4.1%
Brooks Fiber Properties Inc.                                       2.6
Rogers Cablesystems                                                2.4
NWCG Holdings Inc.                                                 2.4
Marcus Cable Capital Corp.                                         2.3
Nextel Communications Inc.                                         2.2
Unisys Corp.                                                       2.2
Time Warner Inc.                                                   2.1
Bell Cablemedia PLC                                                2.1
Revlon Worldwide Corp.                                             2.0
================================================================================

================================================================================
 Schedule of Investments (unaudited)                           January 31, 1997
================================================================================

      FACE
     AMOUNT      RATING                           SECURITY                                        VALUE
===========================================================================================================
CORPORATE BONDS AND NOTES -- 88.3%
===========================================================================================================
Aerospace/Defense -- 2.6%
$   10,050,000      BB         Airplanes Pass-Through Trust, Corporate Collateralized
                                  Mortgage Obligation, Series D, 10.875% due 3/15/19            $11,146,454
     4,750,000      B-         Howmet Corp., Senior Subordinate Notes, 10.000%
                                  due 12/1/03                                                     5,165,625
     5,000,000      B2*        K&F Industries Inc., Senior Subordinate Notes, 10.375%
                                  due 9/1/04                                                      5,275,000
     3,800,000      B          Tracor Inc., Senior Subordinate Notes, 10.875% due 8/15/01         4,061,250
     2,750,000      B          UNC Inc., Senior Subordinate Notes, 11.000% due 6/1/06             2,963,125
-----------------------------------------------------------------------------------------------------------
                                                                                                 28,611,454
-----------------------------------------------------------------------------------------------------------
Automobile -- 0.3%
     2,800,000      B+         Hawk Corp., Senior Notes, 10.250% due 12/1/03(a)                   2,859,500
-----------------------------------------------------------------------------------------------------------
Broadcasting -- 20.6%
     4,225,000      B-         All American Communications Inc., Senior Subordinate
                                  Notes, 10.875% due 10/15/01                                     4,283,094
     5,148,000      B-         Allbritton Communications Co., Senior Subordinate
                                  Debentures, 11.500% due 8/15/04                                 5,450,445
    11,550,000      B2*        Australis Holdings, Ltd., Senior Discount Notes,
                                  step bond to yield 15.000% due 11/1/02                          6,814,500
    21,600,000      NR         Australis Media Ltd., Senior Discount Notes, step bond
                                  to yield 12.583% due 5/15/03                                   12,528,000
                               Bell Cablemedia PLC, Senior Discount Notes, step
                                  bond to yield:
    18,975,000      BB-             11.996% due 7/15/04                                          16,531,968
     8,025,000      BB-             11.319% due 9/15/05                                           6,490,219
                               Cablevision Systems Corp., Senior Subordinate Debentures:
    16,725,000      B             10.750% due 4/1/04                                             17,394,000
    21,325,000      B             9.875% due 2/15/13                                             21,271,688
     6,575,000      B             10.500% due 5/15/16                                             6,821,563
                               Globo Communicacoes, Notes:
     4,500,000      B+            9.875% due 12/20/04(a)                                          4,533,750
     4,500,000      B+            10.500% due 12/20/06(a)                                         4,578,750
     2,000,000      B          Jacor Communication Co., Guaranteed Senior
                                  Subordinate Notes, 9.750% due 12/15/06                          2,060,000
    30,700,000      B          Marcus Cable Capital Corp., Senior Discount Notes,
                                  step bond to yield 11.961% due 8/1/04                          25,442,624
     4,425,000      B1*        Multicanal SA, 10.500% due 2/1/07(a)                               4,474,781
    31,900,000      BBB-       NWCG Holdings Inc., Zero Coupon Senior Discount
                                  Notes to yield 9.732% due 6/15/99                              26,835,873
                               Rogers Cablesystems:
    11,357,000      BB-           Senior Debentures, 10.875% due 4/15/04                         11,953,243
     4,675,000      BB+           Senior Secured Debentures, 10.000% due 12/1/07                  4,914,594
     5,350,000      BB+           Senior Secured Second Priority Debentures, 9.650%
                                    due 1/15/14                                                   3,894,138
     5,850,000      BB-           Senior Subordinate Debentures, 11.000% due 12/1/15              6,318,000


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

      FACE
     AMOUNT      RATING                           SECURITY                                        VALUE
===========================================================================================================
Broadcasting -- 20.6% (continued)
$    5,000,000      BBB        SCI Television Inc., Senior Notes, 11.000% due 6/30/05           $ 5,350,000
     7,525,000      B-         SFX Broadcasting Inc., Senior Subordinate Notes,
                                  10.750% due 5/15/06                                             7,976,500
    16,250,000      B3*        UIH Australia Inc., Senior Discount Notes, step bond
                                  to yield 14.058% due 5/15/06                                    8,307,813
                               United International Holdings Inc., Zero Coupon Senior
                                  Discount Notes to yield:
     9,700,000      B-              13.068% due 11/15/99                                          7,068,875
     8,035,000      B-              13.298% due 11/15/99                                          5,855,506
     2,450,000      B          Young Broadcasting, Senior Subordinate Notes,
                                  11.750% due 11/15/04                                            2,701,125
-----------------------------------------------------------------------------------------------------------
                                                                                                229,851,049
-----------------------------------------------------------------------------------------------------------
Building/Construction -- 0.3%
     2,800,000      BB-        American Standard Inc., Senior Subordinate Debentures,
                                  11.375% due 5/15/04                                             3,038,000
-----------------------------------------------------------------------------------------------------------
Chemicals -- 3.1%
                               NL Industries, Inc., Senior Secured Notes:
     6,025,000      B1*           11.750% due 10/15/03                                            6,363,906
     6,210,000      B             Step bond to yield 12.488% due 10/15/05                         5,449,275
     6,800,000      BB         Pt. Polysindo Eka Perkasa, Senior Notes, 13.000%
                                  due 6/15/01                                                     7,616,000
     9,400,000      Ba3*       Terra Industries, Inc., Senior Notes, Series B, 10.500%
                                   due 6/15/05                                                   10,222,499
     4,725,000      NR         Texas Petrochemical Inc., Senior Subordinate Notes,
                                  11.125% due 7/1/06(a)                                           5,073,469
-----------------------------------------------------------------------------------------------------------
                                                                                                 34,725,149
-----------------------------------------------------------------------------------------------------------
Communications -- 20.2%
                               Brooks Fiber Properties Inc., Senior Discount Notes:
    20,945,000      NR            Step bond to yield 11.793% due 3/1/06                          14,111,694
    23,850,000      NR            Step bond to yield 11.698% due 11/1/06                         15,442,873
    19,800,000      B3*        Clearnet Communications Inc., Senior Discount Notes,
                                  step bond to yield 13.784% due 12/15/05                        12,894,750
     7,675,000      NR         Colt Telecom Group, Senior Discount Notes,
                                  step bond to yield 11.494% due 12/15/06                         4,720,125
    16,525,000      B          Comcast UK Cable, Senior Subordinate Debentures,
                                  step bond to yield 11.395% due 11/15/07                        11,732,749
     4,425,000      B+         Fonorola Inc., Senior Subordinate Notes, 12.500%
                                  due 8/15/02                                                     4,834,313
    17,300,000      NR         Intelcommunications Group USA Inc., Senior Discount
                                  Notes, step bond to yield 12.500% due 5/1/06                   11,526,125
    14,925,000      B-         Intermedia Communications Inc., Senior Discount
                                  Notes, step bond to yield 12.527% due 5/15/06                  10,130,344
    19,175,000      B-         Millicom International Cellular SA, Senior Subordinate
                                  Discount Notes, step bond to yield 13.500% due 6/1/06          12,631,531


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

      FACE
     AMOUNT      RATING                           SECURITY                                        VALUE
===========================================================================================================
Communications -- 20.2% (continued)
$   34,675,000      B3*        Nextel Communications Inc., Senior Discount Notes,
                                  step bond to yield 12.882% due 8/15/04                       $ 24,619,250
    10,950,000      NR         Nextlink Communications, Senior Discount Notes,
                                  12.500% due 4/15/06                                            11,962,875
     7,875,000      B3*        Omnipoint Corp., Senior Notes, 11.625% due 8/15/06                 8,239,219
                               Pagemart Nationwide, Inc., Senior Discount Notes,
                                  step bond to yield:
    12,050,000      NR              12.128% due 11/1/03(a)                                        9,594,813
     7,475,000      NR              13.243% due 2/1/05(a)                                         5,045,625
     3,725,000      B2*        Phonetel Technologies Inc., Senior Notes, 12.000%
                                  due 12/15/06                                                    3,925,219
     4,250,000      B1*        Pricecellular Wireless Corp., Senior Notes, 10.750%
                                  due 11/1/04                                                     4,446,563
     9,550,000      NR         RSL Communications Ltd., 12.250% due 11/15/06                      9,908,125
    16,950,000      B1*        Teleport Communications, Senior Discount Notes,
                                  step bond to yield 11.462% due 7/1/07                          11,674,313
    23,000,000      BB         Telewest Communications, PLC, Senior Discount
                                  Debentures, step bond to yield 11.091% due 10/1/07             16,100,000
     6,125,000      B2*        USA Mobile Communication Inc., Senior Discount Notes,
                                  14.000% due 11/1/04                                             6,867,656
                               Videotron Holdings PLC:
     4,975,000      B+            Senior Discount Notes, step bond to yield 11.286%
                                    due 8/15/05                                                   3,961,344
     4,075,000      BBB-          Senior Notes, 10.625% due 12/15/05                              4,548,719
     4,525,000      BBB-          Senior Subordinate Notes, 10.250% due 10/15/02                  4,836,094
     1,975,000      B-         Wireless One, Inc., Senior Discount Notes, 13.000%
                                  due 10/15/03                                                    1,935,500
-----------------------------------------------------------------------------------------------------------
                                                                                                225,689,819
-----------------------------------------------------------------------------------------------------------
Consumer Durables -- 1.5%
    21,150,000      Ba2*       International Semi-Tech Microelectronics Inc., Senior
                                  Secured Notes, step bond to yield 11.325% due 8/15/03          12,716,438
     3,656,000      B+         TAG-Heuer International Inc., Senior Subordinate Notes,
                                  12.000% due 12/15/05                                            4,240,960
-----------------------------------------------------------------------------------------------------------
                                                                                                 16,957,398
-----------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 1.4%
     4,200,000      B          Goss Graphic System Inc., Senior Subordinate Notes,
                                  12.000% due 10/15/06                                            4,404,750
     5,675,000      B3*        Interlake Corp., Senior Subordinate Debentures,
                                  12.125% due 3/1/02                                              5,958,750
     5,000,000      B          Russel Metals Inc., Senior Notes, 10.250% due 6/15/00              5,131,250
-----------------------------------------------------------------------------------------------------------
                                                                                                 15,494,750
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

      FACE
     AMOUNT      RATING                           SECURITY                                        VALUE
===========================================================================================================
Electric-Utilities -- 1.6%
$    8,350,000      Ba3*       Calpine Corp., Senior Notes, 10.500% due 5/15/06                 $ 8,913,625
                               Midland Cogeneration Venture Limited Partnership,
                                  Midland Funding, Senior Secured Lease Bond:
     2,293,414      BB-             Series C 91, 10.330% due 7/23/02                              2,445,354
     5,711,891      BB-             Series C 94, 10.330% due 7/23/02                              6,090,304
-----------------------------------------------------------------------------------------------------------
                                                                                                 17,449,283
-----------------------------------------------------------------------------------------------------------
Electronics/Computers -- 3.4%
     6,550,000      B          Celestica International Inc., Senior Subordinate Notes,
                                  10.500% due 12/31/06(a)                                         7,057,625
     6,375,000      B-         Graphic Controls Corp., Senior Subordinate Notes,
                                  12.000% due 9/15/00(a)                                          7,100,156
                               Unisys Corp., Senior Notes:
     9,100,000      B+            12.000% due 4/15/03                                             9,884,875
    13,150,000      NR            11.750% due 10/15/04                                           14,169,125
-----------------------------------------------------------------------------------------------------------
                                                                                                 38,211,781
-----------------------------------------------------------------------------------------------------------
Environmental -- 0.7%
     7,150,000      B+         Allied Waste North America Inc., Senior Subordinate
                                  Notes, 10.250% due 12/1/06                                      7,632,625
-----------------------------------------------------------------------------------------------------------
Finance -- 2.5%
    18,805,000      B          First Nationwide Parent Holdings Ltd., Senior Exchange
                                  Notes, 12.500% due 4/15/03                                     21,038,094
     5,225,000      B+         Imperial Credit, Senior Notes, 9.875% due 1/15/07                  5,368,688
     1,250,000      B+         Ocwen Financial Corp., Senior Notes, 11.875% due 10/1/03           1,370,313
-----------------------------------------------------------------------------------------------------------
                                                                                                 27,777,095
-----------------------------------------------------------------------------------------------------------
Food & Beverages -- 1.9%
     5,000,000      B-         Ameriking Inc., Senior Notes, 10.750% due 12/1/06                  5,218,750
     2,325,000      B+         CFP Holdings, Senior Notes, 11.625% due 1/15/04                    2,394,750
     1,500,000      B+         Delta Beverage Group, Senior Notes, 9.750%
                                  due 12/15/03(a)                                                 1,558,125
     4,350,000      B2*        International Home Foods, Senior Subordinate Notes,
                                  10.375% due 8/15/03                                             4,545,750
     4,075,000      BB-        TLC Beatrice International Inc., Senior Secured Notes,
                                  11.500% due 10/1/05                                             4,334,781
     2,825,000      B2*        Van de Kamp Inc., Senior Subordinate Notes, 12.000%
                                  due 9/15/05                                                     3,132,219
-----------------------------------------------------------------------------------------------------------
                                                                                                 21,184,375
-----------------------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 0.8%
     8,800,000      B-         Pathmark Stores Inc., Debentures, 12.625% due 6/15/02              9,141,000
-----------------------------------------------------------------------------------------------------------
Healthcare -- 1.7%
     6,300,000      B          Magellan Health Services, Senior Subordinate Notes,
                                  11.250% due 4/15/04                                             6,993,000


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

      FACE
     AMOUNT      RATING                           SECURITY                                        VALUE
===========================================================================================================
Healthcare -- 1.7% (continued)
Tenet Healthcare:
$    5,500,000      Ba1*          Senior Notes, 8.000% due 1/15/05                              $ 5,520,625
     6,900,000      Ba3*          Senior Subordinate Notes, 8.625% due 1/15/07                    7,029,375
-----------------------------------------------------------------------------------------------------------
                                                                                                 19,543,000
-----------------------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 2.2%
     3,000,000      B          Aztar Corp., Senior Subordinate Notes, 13.750%
                                  due 10/1/04                                                     3,315,000
     6,300,000      B-         Courtyard by Marriott II, Senior Secured Notes,
                                  10.750% due 2/1/08                                              6,701,625
     6,025,000      BB+        Mohegan Tribal Gaming Authority, Senior Secured Notes,
                                  13.500% due 11/15/02                                            8,020,781
     5,475,000      B          Showboat Inc., Senior Subordinate Notes, 13.000%
                                  due 8/1/09                                                      6,227,813
-----------------------------------------------------------------------------------------------------------
                                                                                                 24,265,219
-----------------------------------------------------------------------------------------------------------
Leisure -- 0.4%
     2,861,025      NR         Gillett Holdings, Inc., Senior Subordinate Notes,
                                  12.250% due 6/30/02                                             3,004,076
     2,325,000      B3*        Remington Arms Co., Inc., Senior Subordinate Notes,
                                  10.000% due 12/1/03                                             1,955,906
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,959,982
-----------------------------------------------------------------------------------------------------------
Machinery -- 1.7%
     3,775,000      B-         Alvey Systems, Inc., Senior Subordinate Notes, 11.325%
                                  due 1/31/03                                                     4,006,219
     2,375,000      B          Spinnaker Industries Inc., Senior Notes, 10.750%
                                  due 10/15/06                                                    2,478,906
                               Terex Corp., Senior Notes:
     1,500,000      NR-           13.250% due 5/15/02(a)                                          1,661,250
     9,675,000      B-            13.250% due 5/15/02                                            10,715,063
-----------------------------------------------------------------------------------------------------------
                                                                                                 18,861,438
-----------------------------------------------------------------------------------------------------------
Metals & Mining -- 2.6%
       412,000      NR         Algoma Steel Inc., 12.375% due 7/15/05                               462,841
     4,800,000      NR         Commonwealth Aluminum Corp., Subordinate Notes,
                                  10.750% due 10/1/06                                             4,980,000
     6,175,000      B2*        Kaiser Aluminum Corp., Senior Subordinate Notes,
                                  12.750% due 2/1/03                                              6,723,031
     8,550,000      B-         Haynes International Inc., Senior Notes, 11.625%
                                  due 9/1/00                                                      9,255,375
     7,180,000      BB-        UCAR Global Enterprises Inc., Senior Subordinate Notes,
                                  12.000% due 1/15/05                                             8,257,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 29,678,247
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

      FACE
     AMOUNT      RATING                           SECURITY                                        VALUE
===========================================================================================================
Miscellaneous -- 1.6%
$    5,950,000      B3*        Intertek Finance PLC, Senior Subordinate Notes,
                                  10.250% due 11/1/06                                           $ 6,240,063
     5,150,000      B-         Outsourcing Solutions Inc., Senior Subordinate Notes,
                                  11.000% due 11/1/06                                             5,484,750
     5,650,000      B          Unifrax Investment Corp., Senior Notes, 10.500%
                                  due 11/1/03                                                     5,805,375
-----------------------------------------------------------------------------------------------------------
                                                                                                 17,530,188
-----------------------------------------------------------------------------------------------------------
Oil & Natural Gas -- 5.5%
    10,400,000      B+         Clark USA Inc., Senior Notes, 10.875% due 12/1/05                 10,647,000
     3,900,000      CCC+       Deeptech International, Senior Notes, 12.000%
                                  due 12/15/00                                                    4,187,625
     8,495,000      Ba1*       Global Marine, Senior Secured Notes, 12.750%
                                  due 12/15/99                                                    9,142,744
     4,900,000      B-         Kelley Oil & Gas Corp., Senior Notes, 10.375%
                                  due 10/15/06(a)                                                 5,224,625
    10,375,000      B+         Parker Drilling, Senior Notes, 9.750% due 11/15/06                10,919,687
    10,280,000      B+         R & M Clark Holdings Inc., Zero Coupon Senior Notes
                                  to yield 10.797% due 2/15/00                                    7,542,950
     6,825,000      BB-        Santa Fe Energy Resources, Senior Subordinate
                                  Debentures, 11.000% due 5/15/04                                 7,550,156
     5,375,000      B          United Meridian Corp., Senior Subordinate Notes,
                                  10.375% due 10/15/05                                            5,912,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 61,127,287
-----------------------------------------------------------------------------------------------------------
Packaging & Containers -- 1.8%
     7,500,000      B+         Container Corp. of America, Guaranteed Senior Notes,
                                  11.250% due 5/1/04                                              8,195,175
     2,525,000      B-         Gaylord Container Corp., Senior Subordinate Debentures,
                                  12.750% due 5/15/05                                             2,793,281
     8,400,000      B-         Ivex Holdings Corp., Debentures, step bond to yield
                                  12.917% due 3/15/05                                             6,510,000
     2,500,000      B+         Plastic Containers Inc., Senior Secured Notes, 10.000%
                                  due 12/15/06                                                    2,587,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 20,085,956
-----------------------------------------------------------------------------------------------------------
Paper & Printing -- 4.4%

     4,810,000      B-         American Pad & Paper Co., Inc., Senior Subordinate
                                  Notes, 13.000% due 11/15/05                                     5,693,838
    18,950,000      BB         Indah Kiat International Finance Co., Senior Secured
                                  Notes, 11.875% due 6/15/02                                     21,010,813
    13,175,000      B+         S.D. Warren Co., Senior Subordinate Notes, 12.000%
                                  due 12/15/04                                                   14,459,562


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

      FACE
     AMOUNT      RATING                           SECURITY                                        VALUE
===========================================================================================================
Paper & Printing -- 4.4% (continued)
$    7,300,000      BB         Tjiwi Kimia International, Senior Notes, 13.250%
                                  due 8/1/01                                                    $ 8,312,875
-----------------------------------------------------------------------------------------------------------
                                                                                                 49,477,088
-----------------------------------------------------------------------------------------------------------
Personal Care -- 2.3%
     3,135,000      B-         Revlon Consumer Products Corp., Senior Subordinate
                                  Notes, 10.500% due 2/15/03                                      3,323,100
    25,000,000      B-         Revlon Worldwide Corp., Zero Coupon Senior
                                  Secured Notes to yield 23.466% due 3/15/98(a)                  22,625,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 25,948,100
-----------------------------------------------------------------------------------------------------------
Real Estate -- 0.7%
     7,525,000      BB-        Trizec Finance Ltd., Senior Notes, 10.875% due 10/15/05            8,268,094
-----------------------------------------------------------------------------------------------------------
Retail -- 1.0%
    10,025,000      B+         Barnes and Noble, Senior Subordinate Notes,
                                  11.875% due 1/15/03                                            11,052,562
-----------------------------------------------------------------------------------------------------------
Textiles -- 0.3%
     3,800,000      B+         Pillowtex Corp., Debenture, 10.000% due 11/15/06                   3,990,000
-----------------------------------------------------------------------------------------------------------
Tobacco -- 0.5%
     5,550,000      B          Consolidated Cigar Acquisition Corp., Senior Subordinate
                                  Notes, 10.500% due 3/1/03                                       5,820,563
-----------------------------------------------------------------------------------------------------------
Transportation -- 0.7%
     7,575,000      BB-        Sea Containers Ltd., Senior Subordinate Debentures,
                                  12.500% due 12/1/04                                             8,446,125
-----------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS AND NOTES
                               (Cost-- $942,799,058)                                            987,677,127
===========================================================================================================

        SHARES                           SECURITY                                                  VALUE
===========================================================================================================

COMMON STOCKS -- 0.3%
===========================================================================================================
Diversified/Conglomerate Manufacturing -- 0.1%
        28,086                 Tyco International Ltd.                                            1,604,413
-----------------------------------------------------------------------------------------------------------
Metals & Mining -- 0.2%
       297,744                 Algoma Steel Inc.                                                  1,866,282
-----------------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost-- $2,174,951)                                                3,470,695
===========================================================================================================


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

        SHARES                           SECURITY                                                  VALUE
===========================================================================================================
PREFERRED STOCKS -- 5.5%
===========================================================================================================
Broadcasting -- 2.6 %
        47,250                 SFX Broadcasting                                                $  4,819,500
        21,788                 Time Warner Inc., Series K,
                                  Exchange 10.250%(a)                                            23,748,920
-----------------------------------------------------------------------------------------------------------
                                                                                                 28,568,420
-----------------------------------------------------------------------------------------------------------
Finance -- 0.3%
       148,300                 California Federal Bank Preferred Capital                          3,726,038
-----------------------------------------------------------------------------------------------------------
Food & Beverages -- 0.2%

         1,500                 Ameriking Inc., Unit                                               1,665,000
-----------------------------------------------------------------------------------------------------------
Healthcare & Pharmaceuticals -- 0.5%
       274,916                 Foxmeyer Health Corp., Series A,
                                  Payment-in-kind, Exchange $4.20                                 1,786,954
         3,800                 Fresensius Medical Care                                            3,857,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,643,954
-----------------------------------------------------------------------------------------------------------
Publishing -- 0.0 %
         1,355                 K-III Communications Corp., Series B, Exchange 11.625%               134,173
-----------------------------------------------------------------------------------------------------------
Telecommunications -- 1.9%
        60,000                 Nextlink Communications Unit                                       3,007,500
        14,896                 PanAmSat Corp., Series A, Exchange $31.875                        18,173,868
-----------------------------------------------------------------------------------------------------------
                                                                                                 21,181,368
-----------------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCKS
                               (Cost-- $63,953,808)                                              60,918,953
===========================================================================================================
CONVERTIBLE PREFERRED STOCKS -- 0.8%
===========================================================================================================
Automobiles/Trucking -- 0.8%
       166,100                 Navistar International Corp., Series G, Convertible $6.00
                               (Cost-- $9,275,133)                                                9,363,888
===========================================================================================================

WARRANTS -- 0.1 %

        65,340                 Clearnet Communications, Expires 9/15/05(b)                          392,039
        29,000                 DeGeorge Financial Corp., Expires 4/1/97(b)                              290
        18,522                 Nextel Communications Inc., Expires 4/25/99(b)                           186
        37,490                 Pagemart Inc., Expires 12/31/03(a)(b)                                178,078
        18,375                 Pagemart Nationwide, Expires 12/31/03(a)(b)                          137,813
         8,025                 S.D. Warren Co., Expires 12/15/06(a)(b)                              104,325
       213,479                 Trump Castle Hotel & Casino, Expires 9/15/00(b)                            0
         5,925                 Wireless One, Inc. Expires 10/15/03(b)                                13,331
-----------------------------------------------------------------------------------------------------------
                               TOTAL WARRANTS
                               (Cost-- $516,472)                                                    826,062
===========================================================================================================


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (unaudited) (continued)                January 31, 1997
================================================================================

         FACE
        AMOUNT                           SECURITY                                                  VALUE
===========================================================================================================
REPURCHASE AGREEMENTS -- 5.0%
===========================================================================================================

$   50,000,000                 CS First Boston Corp., 5.477% due 2/3/97,
                                  Proceeds at maturity-- $50,022,821;
                                  (Fully collateralized by U.S. Treasury Notes,
                                  7.250% due 3/15/98; Market value-- $51,023,299)              $ 50,000,000
     6,150,000                 Chase Manhattan Bank, 5.498% due 2/3/97,
                                  Proceeds at maturity-- $6,152,818;
                                  (Fully collateralized by U.S. Treasury Notes,
                                  6.375% due 3/31/01;  Market value-- $6,273,036)                 6,150,000
-----------------------------------------------------------------------------------------------------------
                               TOTAL REPURCHASE AGREEMENTS
                               (Cost-- $56,150,000)                                              56,150,000
===========================================================================================================

                               TOTAL INVESTMENTS -- 100%
                               (Cost-- $1,074,869,422**)                                     $1,118,406,725
===========================================================================================================

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)  Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

See page 18 for definition of ratings.


                       See Notes to Financial Statements.

================================================================================
 Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Services, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

BBB                   -- Bonds rated "BBB" are regarded as having an adequate
                         capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC         -- Bonds rated "BB" and "B" are regarded, on balance, as
                         predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "B". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Baa                   -- Bonds rated "Baa" are considered to be medium grade
                         obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba                    -- Bonds that are rated "Ba" are judged to have
                         speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B                     -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa                   -- Bonds that are rated "Caa" are of poor standing. These
                         issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR                    -- Indicates that the bond is not rated by Standard &
                         Poor's or Moody's.

================================================================================
 Statement of Assets and Liabilities (unaudited)                January 31, 1997
================================================================================

ASSETS:
   Investments, at value (Cost $1,074,869,422)                         $ 1,118,406,725
   Receivable for Fund shares sold                                           3,667,517
   Receivable for securities sold                                           30,932,623
   Dividends receivable                                                        345,104
   Interest receivable                                                      17,325,824
--------------------------------------------------------------------------------------
   Total Assets                                                          1,170,677,793
--------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                          8,926,336
   Dividends payable                                                         8,741,483
   Investment advisory fees payable                                            484,558
   Administration fees payable                                                 193,823
   Distribution fees payable                                                   104,726
   Payable for Fund shares purchased                                            12,000
   Accrued expenses                                                            291,615
--------------------------------------------------------------------------------------
   Total Liabilities                                                        18,754,541
--------------------------------------------------------------------------------------
Total Net Assets                                                       $ 1,151,923,252
======================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                          $        99,999
   Capital paid in excess of par value                                   1,345,969,168
   Undistributed net investment income                                       1,236,017
   Accumulated net realized loss on security transactions, options
      and futures contracts                                               (238,919,160)
   Net unrealized appreciation of investments and foreign currencies        43,537,228
--------------------------------------------------------------------------------------
Total Net Assets                                                       $ 1,151,923,252
======================================================================================
Shares Outstanding:
   Class A                                                                  33,671,078
--------------------------------------------------------------------------------------
   Class B                                                                  54,478,391
--------------------------------------------------------------------------------------
   Class C                                                                   2,930,503
--------------------------------------------------------------------------------------
   Class Y                                                                   8,910,350
--------------------------------------------------------------------------------------
   Class Z                                                                       8,578
--------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                               $11.51
--------------------------------------------------------------------------------------
   Class B *                                                                    $11.52
--------------------------------------------------------------------------------------
   Class C **                                                                   $11.53
--------------------------------------------------------------------------------------
   Class Y (and redemption price)                                               $11.52
--------------------------------------------------------------------------------------
   Class Z (and redemption price)                                               $11.52
--------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.71% of net asset value)                              $12.05
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

================================================================================
 Statement of Operations (unaudited)
================================================================================

For the Six Months Ended January 31, 1997
INVESTMENT INCOME:
   Interest                                                                 $  55,966,564
   Dividends                                                                    2,845,115
-----------------------------------------------------------------------------------------
   Total Investment Income                                                     58,811,679
-----------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                                   2,812,630
   Investment advisory fees (Note 2)                                            2,716,951
   Administration fees (Note 2)                                                 1,086,780
   Shareholder and system servicing fees                                          368,300
   Registration fees                                                               90,740
   Shareholders communications                                                     39,321
   Custody                                                                         22,987
   Audit and legal                                                                 19,156
   Trustees' fees                                                                  12,602
   Other                                                                           21,153
-----------------------------------------------------------------------------------------
   Total Expenses                                                               7,190,620
-----------------------------------------------------------------------------------------
Net Investment Income                                                          51,621,059
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS, OPTIONS, FUTURES CONTRACTS
AND FOREIGN CURRENCIES (NOTES 3, 5 AND 6):
   Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)                     625,775
      Options contracts                                                          (515,134)
      Futures contracts                                                           723,333
-----------------------------------------------------------------------------------------
   Net Realized Gain                                                              833,974
-----------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of
   Investments and Foreign Currencies:
      Beginning of period                                                      (4,516,037)
      End of period                                                            43,537,228
-----------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                     48,053,265
-----------------------------------------------------------------------------------------
Net Gain on Investments, Options, Future Contracts and Foreign Currencies      48,887,239
-----------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                      $ 100,508,298
=========================================================================================


                       See Notes to Financial Statements.

================================================================================
 Statements of Changes in Net Assets
================================================================================

For the Six Months Ended January 31, 1997 (unaudited) and the Year Ended July 31, 1996

                                                                 1997             1996
==========================================================================================
OPERATIONS:
   Net investment income                                $    51,621,059    $    84,120,788
   Net realized gain                                            833,974          5,895,839
   Increase (decrease) in net unrealized appreciation        48,053,265        (16,205,851)
------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                   100,508,298         73,810,776
------------------------------------------------------------------------------------------
DISTRIBUTION TO
SHAREHOLDERS FROM:
   Net investment income                                    (50,405,793)       (84,933,098)
------------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions To Shareholders                         (50,405,793)       (84,933,098)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                         254,874,005        368,319,175
   Net asset value of shares issued for
      reinvestment of dividends                              20,317,269         43,349,499
   Cost of shares reacquired                               (137,745,546)      (257,795,961)
------------------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                               137,445,728        153,872,713
------------------------------------------------------------------------------------------
Increase in Net Assets                                      187,548,233        142,750,391
NET ASSETS
   Beginning of period                                      964,375,019        821,624,628
------------------------------------------------------------------------------------------
   End of period*                                       $ 1,151,923,252    $   964,375,019
==========================================================================================
*  Includes undistributed net investment
   income of:                                           $     1,236,017    $        20,751
==========================================================================================


                       See Notes to Financial Statements.

================================================================================
 Notes to Financial Statements (unaudited)
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney Convertible Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports. The Smith Barney Premium Total Return Fund changed its fiscal year end to December 31 and, therefore, the semi-annual report will be prepared as of June 30, 1997.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are recorded using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations.

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================

Accordingly, a portion of accumulated net realized loss amounting to $3,088,904 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund from time to time may enter into options and/or futures contracts to hedge market risk.

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the six months ended January 31, 1997, SB received sales charges of approximately $315,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended January 31, 1997, CDSCs paid to SB were approximately:

                                               Class B             Class C
================================================================================
CDSCs                                         $405,000             $6,000
================================================================================

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% and 0.45%, respectively, of the average daily net assets for each class. For the six months ended January 31, 1997, total Distribution Plan fees incurred were:

                               Class A             Class B             Class C
================================================================================
Distribution Plan Fees        $462,491           $2,255,000            $95,139
================================================================================

     All officers and one Trustee of the Trust are employees of SB.

     3.   INVESTMENTS

     During the six months ended January 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
PURCHASES                                                          $525,735,013
--------------------------------------------------------------------------------
Sales                                                               351,230,801
================================================================================

     At January 31, 1997, aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                       $78,581,591*
Gross unrealized depreciation                                        35,044,288*
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $43,537,303*
================================================================================

*    Substantially the same for Federal income tax purposes.

     4.   CAPITAL LOSS CARRYFORWARD

     At July 31, 1996, the Fund had, for Federal tax purposes, capital loss carryforwards of approximately $239,724,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following capital loss carryforward amounts expire on July 31 in the year indicated below:

                                                         Carryforward
              Year                                           Amount
================================================================================
              1997                                        $39,893,000
              1998                                         68,550,000
              1999                                         84,656,000
              2000                                          9,861,000
              2003                                         13,404,000
              2004                                         23,360,000
================================================================================

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================

     5.   FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of January 31, 1997, the Fund had no open futures contracts.

     6.   OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of January 31, 1997, the Fund had no open purchased put or call options contracts.

     When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================

the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium orginally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended January 31, 1997, the Fund did not write any options.

     7.   REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     8.   SHARES OF BENEFICIAL INTEREST

     At January 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     At January 31, 1997, total paid-in capital amounted to the following for each class:

                               Class A          Class B         Class C         Class Y          Class Z
=========================================================================================================
Total Paid-in Capital       $398,115,805     $813,780,986     $32,739,444     $99,078,270      $2,354,662
=========================================================================================================

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================

     Transactions in shares of each class were as follows:

                                          Six Months Ended                           Year Ended
                                          January 31, 1997                          July 31, 1996
                                    ---------------------------------        -------------------------------
                                       Shares               Amount              Shares             Amount
============================================================================================================
Class A
Shares sold                          5,034,746           $ 56,812,255         8,308,861        $ 92,921,114
Shares issued on
   reinvestment                        726,088              8,172,246         1,612,994          17,961,926
Shares redeemed                     (3,137,120)           (35,429,310)       (7,405,625)        (82,925,205)
------------------------------------------------------------------------------------------------------------
Net Increase                         2,623,714           $ 29,555,191         2,516,230        $ 27,957,835
============================================================================================================
Class B
Shares sold                          7,656,142           $ 86,565,492        15,087,459       $ 168,856,580
Shares issued on
   reinvestment                        913,333             10,285,432         2,055,044          22,903,819
Shares redeemed                     (5,041,364)           (56,998,333)       (9,273,067)       (103,699,076)
------------------------------------------------------------------------------------------------------------
Net Increase                         3,528,111           $ 39,852,591         7,869,436        $ 88,061,323
============================================================================================================
Class C
Shares sold                          1,158,921           $ 13,143,156         1,609,793        $ 18,045,708
Shares issued on
   reinvestment                         52,678                594,014            66,555             742,283
Shares redeemed                       (194,710)            (2,206,039)         (303,748)         (3,396,461)
------------------------------------------------------------------------------------------------------------
Net Increase                         1,016,889           $ 11,531,131         1,372,600        $ 15,391,530
============================================================================================================
Class Y
Shares sold                          8,760,453           $ 98,342,283         7,916,081        $ 88,491,973
Shares issued on
   reinvestment                         89,546              1,009,633            76,423             856,979
Shares redeemed                     (3,133,044)           (35,504,042)       (5,727,363)        (64,207,334)
------------------------------------------------------------------------------------------------------------
Net Increase                         5,716,955           $ 63,847,874         2,265,141        $ 25,141,618
============================================================================================================
Class Z
Shares sold                                846           $     10,819               340        $      3,800
Shares issued on
   reinvestment                         22,771                255,944            79,450             884,492
Shares redeemed                       (666,461)            (7,607,822)         (322,209)         (3,567,885)
------------------------------------------------------------------------------------------------------------
Net Decrease                          (642,844)          $ (7,341,059)         (242,419)       $ (2,679,593)
============================================================================================================

================================================================================
 Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                                       1997(1)      1996         1995         1994        1993(2)
===============================================================================================================
Net Asset Value, Beginning of Period                $10.98       $11.10       $11.16       $12.01       $11.03
---------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                              0.55         1.08         1.08         1.08         0.75
   Net realized and unrealized gain (loss)            0.52        (0.12)       (0.02)       (0.81)        1.09
---------------------------------------------------------------------------------------------------------------
Total Income From Operations                          1.07         0.96         1.06         0.27         1.84
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.54)       (1.08)       (1.05)       (1.06)       (0.82)
   Overdistribution of net investment income            --           --           --        (0.06)       (0.04)
   Capital                                              --           --        (0.07)          --           --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.54)       (1.08)       (1.12)       (1.12)       (0.86)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $11.51       $10.98       $11.10       $11.16       $12.01
---------------------------------------------------------------------------------------------------------------
Total Return                                          9.94%++      8.95%       10.28%        2.11%       17.29%++
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                  $387,692     $341,040     $316,716     $233,678     $242,371
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                           1.06%+       1.10%        1.11%        1.11%        1.16%+
   Net investment income                              9.67+        9.65        10.03         9.27         9.52+
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 36%          72%          60%          98%          95%
===============================================================================================================


(1)  For the six months ended January 31, 1997 (unaudited).
(2)  For the period from November 6, 1992 (inception date) to July 31, 1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                                       1997(1)      1996         1995         1994         1993
===============================================================================================================
Net Asset Value, Beginning of Period                $10.99       $11.11       $11.16       $12.01       $11.15
---------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                              0.53         1.02         1.03         1.02         1.08
   Net realized and unrealized gain (loss)            0.52        (0.12)       (0.02)       (0.81)        0.88
---------------------------------------------------------------------------------------------------------------
Total Income From Operations                          1.05         0.90         1.01         0.21         1.96
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.52)       (1.02)       (0.99)       (1.00)       (1.05)
   Overdistribution of net investment income            --           --           --        (0.06)       (0.05)
   Capital                                              --           --        (0.07)          --           --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.52)       (1.02)       (1.06)       (1.06)       (1.10)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $11.52       $10.99       $11.11       $11.16       $12.01
---------------------------------------------------------------------------------------------------------------
Total Return                                          9.67%++      8.41%        9.77%        1.60%       18.55%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                  $627,674     $560,031     $478,499     $509,608     $448,639
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                           1.55%+       1.59%        1.61%        1.60%        1.66%
   Net investment income                              9.18+        9.16         9.52         8.77         9.02
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 36%          72%          60%          98%          95%
===============================================================================================================


(1)  For the six months ended January 31, 1997 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                                        1997(1)       1996        1995(2)(3)
========================================================================================
Net Asset Value, Beginning of Period                 $11.00        $11.11         $10.90
----------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                               0.53          1.03           0.95
   Net realized and unrealized gain (loss)             0.52         (0.11)          0.23
----------------------------------------------------------------------------------------
Total Income From Operations                           1.05          0.92           1.18
----------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.52)        (1.03)         (0.90)
   Capital                                            --            --             (0.07)
----------------------------------------------------------------------------------------
Total Distributions                                   (0.52)        (1.03)         (0.97)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $11.53        $11.00         $11.11
----------------------------------------------------------------------------------------
Total Return                                           9.68%++       8.56%         11.50%++
----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                    $33,791       $21,049         $6,011
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            1.49%+        1.51%          1.56%+
   Net investment income                               9.24+         9.23           9.58+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  36%           72%            60%
========================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(3)  For the period from August 24, 1994 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                                        1997(1)       1996         1995(2)
========================================================================================
Net Asset Value, Beginning of Period                 $10.99        $11.10         $10.88
----------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                               0.56          0.92           0.09
   Net realized and unrealized gain (loss)             0.52         (0.11)          0.23
----------------------------------------------------------------------------------------
Total Income From Operations                           1.08          0.81           0.32
----------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.55)        (0.92)         (0.03)
   Capital                                               --            --          (0.07)
----------------------------------------------------------------------------------------
Total Distributions                                   (0.55)        (0.92)         (0.10)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $11.52        $10.99         $11.10
----------------------------------------------------------------------------------------
Total Return                                          10.07%++       9.32%          2.91%++
----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $102,667       $35,097        $10,306
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            0.73%+        0.76%          0.86%+
   Net investment income                              10.00+         9.98          10.28+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  36%           72%            60%
========================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2)  For the period from April 28, 1995 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Z Shares                                     1997(1)        1996         1995(2)       1994       1993(3)
===============================================================================================================
Net Asset Value, Beginning of Period              $10.99         $11.09       $11.16        $12.01      $11.03
---------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                            0.56           1.11         1.11          1.10        0.79
   Net realized and unrealized gain (loss)          0.52          (0.10)       (0.03)        (0.80)       1.07
---------------------------------------------------------------------------------------------------------------
Total Income From Operations                        1.08           1.01         1.08          0.30        1.86
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.55)         (1.11)       (1.08)        (1.09)      (0.84)
   Overdistribution of net investment
      income                                          --             --           --         (0.06)      (0.04)
   Capital                                            --             --        (0.07)           --          --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.55)         (1.11)       (1.15)        (1.15)      (0.88)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $11.52         $10.99       $11.09        $11.16      $12.01
---------------------------------------------------------------------------------------------------------------
Total Return                                       10.07%++        9.42%       10.55%         2.37%      17.47%++
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                     $99         $7,158       $9,917       $11,370     $26,112
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         0.74%+         0.77%        0.86%         0.77%       0.81%+
   Net investment income                            9.99+          9.98        10.28          9.61        9.88+
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               36%            72%          60%           98%         95%
===============================================================================================================

(1)  For the six months ended January 31, 1997 (unaudited).
(2)  On November 7, 1994, the former Class C shares were renamed Class Z shares.
(3)  For the period from November 6, 1992 (inception date) to July 31, 1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

SMITH BARNEY
HIGH INCOME
FUND


TRUSTEES

Lee Abraham
Antoinette C. Bentley
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon
Madelon DeVoe Talley


OFFICERS

Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
---------------------------------
A Member of TravelersGroup [LOGO]


INVESTMENT ADVISER

Smith Barney Mutual Funds
Management Inc.


DISTRIBUTOR

Smith Barney Inc.


CUSTODIAN

PNC Bank, N.A.


SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith
Barney High Income Fund. It is not
authorized for distribution to
prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


SMITH BARNEY
HIGH INCOME FUND

388 Greenwich Street
New York, New York 10013


FD2172 3/97